UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

ARCHIPELAGO HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 26, 2005

Enclosed please find a proxy statement which relates to the solicitation of proxies by the Board of Directors of Archipelago Holdings, Inc. in connection with certain new rules of the Pacific Exchange, Inc. This solicitation is being made to all OTP Holders and OTP Firms of the Pacific Exchange and to all of their “associated persons” (as defined in the proxy statement) that satisfy the criteria set forth in this proxy statement.

In connection with our acquisition of PCX Holdings, Inc. and its subsidiaries, including the Pacific Exchange and PCX Equities, Inc., which was completed on September 26, 2005, the Pacific Exchange has adopted certain new rules. The rules impose limitations on the ownership and voting of Archipelago stock by OTP Holders and OTP Firms of the Pacific Exchange, as well as their related persons. In that regard, we also agreed to propose certain related amendments to our certificate of incorporation in the future, as described in the proxy statement.

We are not asking for your approval, as stockholders of Archipelago or as OTP Holders or OTP Firms, of our acquisition of PCX Holdings, because it does not need to be approved by Archipelago stockholders and has already closed. The reason for this document is as follows. The PCX rules require each OTP Holder and OTP Firm which is not also an ETP Holder of the Pacific Exchange, as well as each of their associated persons, to enter into an ownership and voting agreement and proxy with Archipelago and the Pacific Exchange under the circumstances described in the proxy statement. The purpose of the proxy statement is to ask you to execute this agreement, and to have certain of your associated persons sign it as well.

As described in the proxy statement, in the ownership and voting agreement you will agree, among other things:

•       not to own Archipelago shares representing more than 20% of the outstanding Archipelago votes;

•       not to vote Archipelago shares representing more than 20% of the outstanding Archipelago votes;

•       not to agree to withhold your vote with respect to your Archipelago shares, where the effect of such agreement would be to enable any person to vote more than 20% of the outstanding Archipelago votes;

•       to vote or authorize Archipelago to vote your Archipelago shares which are in excess of the 20% voting limitation; and

•       to vote or authorize Archipelago to vote your Archipelago shares in favor of the amendments to the certificate of incorporation of Archipelago described in the proxy statement.

Your associated persons will also agree, on their own behalf, to the latter two obligations. If you and your associated persons are required to enter into the ownership and voting agreement—but fail to do so by the deadlines described in the proxy statement—you will be subject to a suspension of all of your trading rights and privileges on PCX. Therefore, your attention and cooperation is very important.

Thank you for your continued support.

Sincerely,

Gerald D. Putnam
Co-Founder, Chairman and Chief Executive Officer

ARCHIPELAGO HOLDINGS, INC.
100 SOUTH WACKER DRIVE, SUITE 1800
CHICAGO, ILLINOIS 60606

PROXY STATEMENT

This proxy statement is furnished to you in connection with a solicitation of proxies by the Board of Directors (“Board” or “Board of Directors”) of Archipelago Holdings, Inc., a Delaware corporation (“Archipelago,” the “Company,” “we” or “our”) in connection with certain new rules of the Pacific Exchange, Inc. (“PCX”), a national securities exchange.

On September 26, 2005, we completed our acquisition of PCX Holdings, Inc. (“PCX Holdings”), a Delaware corporation, and all of its subsidiaries, including PCX and PCX Equities, Inc. (“PCX Equities”). In connection with this, PCX has adopted certain new rules, which are attached to and described further in this proxy statement. The rules impose certain limitations with respect to the ownership and voting of Archipelago stock by OTP Holders of PCX, OTP Firms of PCX and their related persons (as such term is defined in the PCX rules). In addition, we have undertaken to the Securities and Exchange Commission (“SEC”) that our Board of Directors will propose certain amendments to our certificate of incorporation which are set forth in the PCX rules and described in this proxy statement.

The purpose of this proxy statement is not to solicit your approval, as stockholders of Archipelago (to the extent that you are) or as OTP Holders or OTP Firms of PCX, of our acquisition of PCX Holdings, because it does not need to be approved by Archipelago stockholders and has already closed. The PCX rules require each OTP Holder and OTP Firm of PCX which is not also an ETP Holder of PCX, as well as each “associated person” (as defined below) of such OTP Holder or OTP Firm, to enter into an ownership and voting agreement and proxy with PCX and Archipelago under the circumstances described in this document. Consequently, the purpose of this proxy statement is to ask you to execute this ownership and voting agreement. The form of the agreement is attached to, and described in, this proxy statement. In addition, the actual ownership and voting agreement that you will be required to execute is enclosed with this proxy statement.

This proxy statement is being sent to all OTP Holders and OTP Firms which are not also ETP Holders as of the date of this document. The new PCX rules also apply to, and the ownership and voting agreement must be executed by, your “associated persons” under circumstances described below. As defined in Section 3(a)(18)of the Exchange Act, your “associated persons” are:

•       your partners, officers, directors, or branch managers (or any person occupying a similar status or performing similar functions);

•       any person directly or indirectly controlling, controlled by or under common control with you; and

•       your employees, except that this term does not include any person associated with you whose functions are solely clerical or ministerial.

By entering into the ownership and voting agreement, you will agree not to:

•       either alone or with your related persons, own shares of Archipelago stock representing more than 20% of the then outstanding votes entitled to be cast on any matter;

•       either alone or with your related persons, vote shares of Archipelago stock to the extent such shares represent more than 20% of the then outstanding votes entitled to be cast on any matter; or

•       enter into any agreement, plan or arrangement not to vote shares of Archipelago stock, the effect of which would enable any person, either alone or with its related persons, to vote shares of Archipelago stock that would represent more than 20% of the then outstanding votes entitled to be cast on any matter.

In addition, you, and your associated persons, will agree that:

•       Archipelago shall have the right to vote and shall vote shares of Archipelago stock owned by you, or such associated person, in excess of the 20% voting limitation in a manner described further in this proxy statement; and

•       you, or such associated person, will vote, or will authorize Archipelago to vote all of your, or such associated person’s, shares of Archipelago stock in favor of the amendments to the certificate of incorporation of Archipelago described further in this proxy statement.

You will be required to enter into the ownership and voting agreement by October 26, 2005 (which is thirty days after the closing of the PCX Holdings acquisition), if you are:

•       an owner of shares of Archipelago common stock as of September 26, 2005; and/or

•       party to any agreement relating to the voting or ownership of any shares of Archipelago stock as of September 26, 2005.

Even if you do not satisfy either of the above criteria, you will still be required to enter into the ownership and voting agreement in the future within five days after the occurrence of certain events described further in this proxy statement.

 Your associated persons will be required to sign the ownership and voting agreement if they independently satisfy either of the criteria described above. They will also be required to sign it in the future within five days after the occurrence of certain events described further in this proxy statement. If you have any associated persons that satisfy either of the above criteria, please let us know immediately so that we may provide them with a copy of this proxy statement and the ownership and voting agreement.

You must read this proxy statement, as well as the attached form of ownership and voting agreement and the new PCX rules carefully, to determine if you and/or any of your associated persons must sign the agreement. If you are required to enter into the ownership and voting agreement, but fail to do so by October 26, 2005 or the five-day period as mentioned above, you will be subject to a suspension of all of your trading rights and privileges on PCX. The failure of any of your associated persons to execute and deliver an ownership and voting agreement—if they are required to do so within either of these time frames—will also subject you to such suspension. Consequently, your attention to the matters described in this proxy statement is VERY IMPORTANT. IT IS YOUR RESPONSIBILITY, AS AN OTP HOLDER OR AN OTP FIRM OF PCX, TO ENSURE THAT YOU AND ALL OF YOUR ASSOCIATED PERSONS COMPLY WITH THE TERMS OF THE NEW PCX RULES, INCLUDING THE REQUIREMENT TO ENTER INTO OWNERSHIP AND VOTING AGREEMENTS BY YOU AND YOUR ASSOCIATED PERSONS.

If you have any questions or need any assistance, please contact us at the following address or telephone number:

Archipelago Holdings, Inc.
Attention: General Counsel
100 South Wacker Drive, Suite 1800
Chicago, Illinois 60606
Telephone: 1-888-514-7284

This proxy statement is dated September 26, 2005, and is first being mailed to OTP Holders and OTP Firms of PCX who are not also ETP Holders of PCX on or about September 27, 2005.

TABLE OF CONTENTS

Summary	1
Background	4
Acquisition of PCX Holdings	4
PCX Rules	4
The Ownership and Voting Agreement and PCX Rules	6
General	6
Time Periods for Entering into the Ownership and Voting Agreements	6
Ownership and Voting Limitations	7
Implementation of the Ownership and Voting Limitations	8
Calling of Shares of Archipelago Stock	8
Voting of Excess Shares by Archipelago	9
Disciplinary Action by PCX	9
Judicial Action by Archipelago	10
Amendments to the Certificate of Incorporation of Archipelago	10
Appointment of Proxies	10
Disposition of Archipelago Stock	11
Additional Shares	11
Additional OTP Associates	11
Representations and Warranties	11
Termination	11
Expenses and Indemnification	12
Governing Law and Submission to Jurisdiction	12
Solicitation of Proxies	13
General	13
Executing the Ownership and Voting Agreement and the Proxy Included Therein	13
Revoking a Proxy	14
Who May Solicit Proxies	14
Costs of Soliciting Proxies	14
Interest of Certain Persons in Matters to be Acted Upon	14
Number of OTP Holder, OTP Firms and OTP Associates	14
Appraisal or Dissenters’ Rights	15
Stockholders Entitled to Vote, Outstanding Shares and Stockholder Proposals	15
Security Ownership of Certain Beneficial Owners and Management	16
Where You Can Find More Information	18
Form of Ownership and Voting Agreement and Proxy	Annex A
PCX Rules	Annex B

*      *      *

No person is authorized to give any information or to make any representation with respect to the matters that this proxy statement describes other than those contained in, or incorporated by reference into, this proxy statement and, if given or made, such information or representation must not be relied upon as having been authorized by Archipelago. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to any person to whom, it is unlawful to make such a solicitation. The delivery of this proxy statement shall not, under any circumstances, create an implication that there has been no change in the affairs of Archipelago since the date of this proxy statement or that the information contained in, or incorporated by reference into, this proxy statement is correct as of any time other than the date of this proxy statement.

i

SUMMARY

This summary highlights selected information in this proxy statement and may not contain all of the information that is important to you. You should read this entire proxy statement, including the documents attached to, or incorporated by reference into, this proxy statement. For a list of documents incorporated by reference into this document, see “Where You Can Find More Information”.

Acquisition of PCX Holdings (see page 4)

On September 26, 2005, Archipelago completed its acquisition of PCX Holdings and all of its wholly-owned subsidiaries, including PCX and PCX Equities. This proxy statement is not seeking your approval, as an Archipelago stockholder (to the extent that you are) or as an OTP Holder or OTP Firm of PCX, of our acquisition of PCX Holdings because it does not need to be approved by Archipelago stockholders and has already closed.

PCX Rules and Related Undertakings by Archipelago (see page 4)

In connection with the acquisition, PCX has adopted certain new rules that are designed to prevent OTP Holders, OTP Firms and their related persons (as such term is defined in the PCX rules) from unduly interfering with the regulatory oversight responsibilities of the SEC and PCX with respect to the options business of PCX. On September 22, 2005, the SEC approved the rules. The SEC order that contains and discusses the rules is attached as Annex B to the proxy statement. The rules prohibit any OTP Holder or OTP Firms, either alone or with their related persons, from:

•       owning shares of Archipelago stock representing more than 20% of the then outstanding votes entitled to be cast on any matter;

•       voting shares of Archipelago stock to the extent such shares represent in the aggregate more than 20% of the then outstanding votes entitled to be cast on any matter; and

•       entering into any agreement, plan or arrangement not to vote shares of Archipelago stock, the effect of which would enable any person, either alone or with its related persons, to vote shares of Archipelago stock that would represent in the aggregate more than 20% of the then outstanding votes entitled to be cast on any matter.

The PCX rules provide for these ownership and voting restrictions for as long as Archipelago controls, directly or indirectly, PCX.

In connection with the new PCX rules, Archipelago has also undertaken to the SEC that prior to the earlier of the 2006 annual meeting of Archipelago stockholders and the first meeting of Archipelago stockholders after the completion of the acquisition of PCX Holdings (other than any meeting held to consider our proposed business combination with the New York Stock Exchange, Inc. (“NYSE”)), Archipelago’s Board of Directors will propose amendments to Archipelago’s certificate of incorporation that incorporate the ownership and voting limitations and the related implementation provisions set forth in the PCX rules (or amendments that are substantially similar in substance).

Purpose of this Solicitation (see page 13)

The PCX rules require OTP Holders and OTP Firms that are not ETP Holders, and certain “associated persons” (as defined in this proxy statement) of such OTP Holders and OTP Firms, to enter into an ownership and voting agreement and proxy, with Archipelago and PCX.

The purpose of this proxy statement is to ask OTP Holders and OTP Firms of PCX that are not also ETP Holders of PCX, as well as their associated persons, to execute the ownership and voting agreement required pursuant to the PCX rules. The form of this agreement is attached to this proxy statement as Annex A and described in this proxy statement. In addition, the actual ownership and voting agreement that you will be required to execute is enclosed with this proxy statement.

1

Ownership and Voting Agreement (see page 6)

By entering into the ownership and voting agreement, an OTP Holder or an OTP Firm will agree to, among other things, the ownership and voting limitations also set forth in the PCX rules, as discussed above under “Summary—PCX Rules and Related Undertakings by Archipelago”.

In addition, an OTP Holder, OTP Firm or associated person of such OTP Holder or OTP Firm will agree to:

•       vote, or authorize Archipelago to vote on their behalf, shares of Archipelago stock in excess of the 20% voting limitation in a manner described in this proxy statement and the PCX rules; and

•       vote or authorize Archipelago to vote in favor of certain amendments to the certificate of incorporation of Archipelago, which amendments would incorporate the ownership and voting limitations set forth in the ownership and voting agreement and the PCX rules.

Time Periods for Entering into the Ownership and Voting Agreement (see page 6)

OTP Holders and OTP Firms

This proxy statement is being sent to all OTP Holders and OTP Firms of PCX that are not also ETP Holders of PCX, in each case as of the date of this document. You will be required to enter into the ownership and voting agreement by October 26, 2005 (which date is thirty days after the closing of the PCX Holdings acquisition), if you:

•       own shares of Archipelago common stock as of September 26, 2005 (which is the date of the closing of the acquisition of PCX Holdings); and/or

•       are party to any agreement relating to the voting or ownership of any shares of Archipelago stock as of September 26, 2005.

Even if you do not satisfy either of the above criteria, you may still be required to enter into the ownership and voting agreement in the future within five days after the occurrence of certain events described further in this proxy statement.

“Associated Persons” of OTP Holders or OTP Firms

The PCX rules also apply to, and the ownership and voting agreement must be executed by, certain of your associated persons. As defined in Section 3(a)(18) of the Securities Exchange Act of 1934, as amended, your “associated persons” are:

•       your partners, officers, directors, or branch managers (or any person occupying a similar status or performing similar functions);

•       any person directly or indirectly controlling, controlled by or under common control with you; and

•       your employees, except that this term does not include any person associated with you whose functions are solely clerical or ministerial.

Your associated persons will be required to enter into the ownership and voting agreement by October 26,  2005 (which date is thirty days after the closing of the PCX Holdings acquisition), if such associated person:

•       owns shares of Archipelago common stock as of September 26, 2005; and/or

•       is party to any agreement relating to the voting or ownership of any shares of Archipelago stock as of September 26, 2005.

Even if your associated persons do not satisfy either of the above criteria, they will still be required to enter into the ownership and voting agreement in the future within five days after the occurrence of certain events described further in this proxy statement.

If you have any associated persons that satisfy either of the above criteria, please let us know immediately so that we may provide them with a copy of this proxy statement and the ownership and voting agreement.

2

Consequences of Failing to Enter into the Ownership and Voting Agreement (see page 7)

If you are required to enter into the ownership and voting agreement, but fail to do so by October 26, 2005 or the five-day period as mentioned above, you will be subject to a suspension of all of your trading rights and privileges on PCX. The failure of any of your associated persons to execute and deliver an ownership and voting agreement—if they are required to do so within the time frames discussed above—will also subject you to such suspension.

*        *        *

If you have any questions or need any assistance, please contact us at the following address or telephone number:

Archipelago Holdings, Inc.
Attention: General Counsel
100 South Wacker Drive, Suite 1800
Chicago, Illinois 60606
Telephone:  1-888-514-7284.

3

BACKGROUND

Acquisition of PCX Holdings

On January 3, 2005, Archipelago entered into an agreement and plan of merger to acquire PCX Holdings, a Delaware corporation and the parent company of PCX and PCX Equities by merging a wholly-owned subsidiary of Archipelago with and into PCX Holdings. On July 22, 2005, the parties amended and restated the agreement and plan of merger. On September 26, 2005, Archipelago and PCX Holdings completed the acquisition.

As a result of the merger, PCX Holdings, as the surviving corporation in the merger, became a direct, wholly owned subsidiary of Archipelago. Except as approved by the SEC in connection with the merger or in connection with Archipelago’s pending merger with the NYSE, the merger does not affect the internal corporate structure of PCX Holdings or the regulatory relationship of PCX and PCX Equities to Archipelago Exchange, L.L.C. (“ArcaEx”), the exclusive equities trading facility of PCX and PCX Equities. PCX remains a wholly-owned subsidiary of PCX Holdings and continues operating the options business and performing the self-regulatory organization functions for both the options business and the equities business. ArcaEx remains the exclusive equities trading facility of PCX and PCX Equities, and the Amended and Restated Facility Services Agreement among Archipelago, PCX and PCX Equities, dated as of March 22, 2002, which currently governs the regulatory relationship of PCX and PCX Equities to ArcaEx, remains in full force and effect in its current form.

For a more complete understanding of Archipelago’s acquisition of PCX Holdings, you should read the documents incorporated by reference into this document. For a list of the documents incorporated by reference into this document, see “Where You Can Find More Information”.

This proxy statement is not seeking your approval, as an Archipelago stockholder (to the extent that you are), or as an OTP Holder or OTP Firm, of our acquisition of PCX Holdings because it does not need to be approved by Archipelago stockholders and has already closed.

PCX Rules

Archipelago’s common stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and listed on PCX for trading on ArcaEx. The certificate of incorporation of Archipelago, which was approved by the SEC on August 9, 2004 prior to the initial public offering of Archipelago common stock, currently contains provisions that are intended to ensure that the ownership of Archipelago by the general public, among which are brokers and dealers who hold the equities trading permit of PCX (such brokers and dealers are referred to as “ETP Holders”), will not unduly interfere with or restrict the ability of the SEC or PCX to effectively carry out their regulatory oversight responsibilities with respect to ArcaEx under the Exchange Act, and generally to enable ArcaEx to operate in a manner that complies with federal securities laws.  Some of these provisions impose ownership and voting limitations on Archipelago’s stockholders and their related persons, including persons who are ETP Holders and the brokers and dealers that these ETP Holders are related with.

Following the completion of Archipelago’s acquisition of PCX Holdings, the ownership by Archipelago of the options business of PCX raises similar conflict of interest concerns with respect to stockholders of Archipelago who enjoy options trading privileges on PCX, including OTP Holders and OTP Firms. The term “OTP Holder” refers to any natural person who has been issued an options trading permit by PCX for effecting approved securities transactions on the trading facilities of PCX, or has been authorized by an OTP Firm to conduct business on the trading facilities of PCX and to represent that OTP Firm in all matters relating to PCX. The term “OTP Firm” refers to any business entity (including corporations, partnerships and limited liability companies) that holds an options trading permit issued by PCX.

4

In order to ensure that the ownership and voting of Archipelago common stock by OTP Holders and OTP Firms does not unduly interfere with or restrict the regulatory oversight responsibilities of the SEC or PCX with respect to the options business and the general compliance of the operations of the options business with federal securities laws, PCX has adopted certain new rules described in further detail below that impose on any OTP Holder or OTP Firm that is not an ETP Holder, as well as their related persons, voting and ownership limitations that are substantially analogous to those imposed on ETP Holders by the certificate of incorporation of Archipelago. The rules also require OTP Holders and OTP Firms that are not also ETP Holders to enter into an ownership and voting agreement if they own shares of Archipelago stock and/or are party to any agreement relating to the voting or ownership of any shares of Archipelago stock, as described further in this proxy statement. The requirement to enter into the ownership and voting agreement also applies to “associated persons” (as defined in Section 3(a)(18) of the Exchange Act) of such OTP Holders and OTP Firms, so long as such associated persons own shares of Archipelago stock and/or are party to any agreement relating to the voting or ownership of any shares of Archipelago stock.

In addition, in connection with the new PCX rules, Archipelago has undertaken to the SEC that prior to the earlier of the 2006 annual meeting of our stockholders and the first stockholders’ meeting after the completion of the acquisition of PCX Holdings (other than any meeting or meetings held to consider our proposed business combination with the NYSE), our Board of Directors will propose amendments to our certificate of incorporation that incorporate the ownership and voting limitations and the related implementation provisions set forth in the PCX rules (or amendments that are substantially similar in substance), in each case as described below and in the PCX rules.  We will refer to such amendments to our certificate of incorporation as “conforming amendments” in this proxy statement.

Pursuant to the applicable rules under the Exchange Act, PCX filed the rules with the SEC and the SEC published the notice of the rule change in the Federal Register on August 18, 2005 to solicit public comments. The new PCX rules became effective upon approval by the SEC on September 22, 2005. A copy of the SEC order, which contains and discusses the PCX rules, is attached as Annex B to this proxy statement. You may also find the order and the new rules, as well as any amendments that PCX may file with respect to them, on the SEC’s website at http://www.sec.gov. We urge you to read the full text of the rules.

5

THE OWNERSHIP AND VOTING AGREEMENT AND PCX RULES

The following summary is qualified in its entirety by reference to the complete text of the ownership and voting agreement and proxy, the form of which is attached as Annex A to this document. A copy of the SEC order that contains the new PCX rules is also attached as Annex B to this proxy statement. We urge you to read the full text of each of the ownership and voting agreement and the PCX rules.

General

PCX rules require OTP Holders and OTP Firms of PCX that are not also ETP Holders of PCX, as well as persons who are deemed “associated persons” of these OTP Holders or OTP Firms under Section 3(a)(18) of the Exchange Act, to enter into an ownership and voting agreement and proxy, the form of which is attached to this proxy statement as Annex A (the “Ownership and Voting Agreement”), with PCX and Archipelago, under the circumstances set forth in the PCX rules and the Ownership and Voting Agreement, and discussed in this proxy statement.

The term “associated person,” as defined in Section 3(a)(18) of the Exchange Act, means, with respect to any OTP Holder or OTP Firm:

•  any partner, officer, director, or branch manager of such OTP Holder or OTP Firm (or any person occupying a similar status or performing similar functions);

•  any person directly or indirectly controlling, controlled by or under common control with such OTP Holder or OTP Firm; or

•  any employee of such OTP Holder or OTP Firm, except that this term does not include any person associated with an OTP Holder or OTP Firm whose functions are solely clerical or ministerial.

We refer to these associated persons of OTP Holders and OTP Firms as “OTP Associates” in this proxy statement.

Time Periods for Entering into the Ownership and Voting Agreements

Under the PCX rules, OTP Holders, OTP Firms and OTP Associates who are required to enter into the Ownership and Voting Agreement have to do so within the following time periods:

•  in the case of an OTP Holder, OTP Firm or OTP Associate that is not an ETP Holder and that (a) owns beneficially any shares of Archipelago stock and/or (b) has entered into any agreement, plan or other arrangement relating to the voting or ownership of any shares of Archipelago stock, in each case, as of September 26, 2005 (the closing date of the acquisition of PCX Holdings), such person will have to enter into the Ownership and Voting Agreement no later than October 26, 2005 (which date is thirty days after the closing of the PCX Holdings acquisition); and

•  in the case of any OTP Holder, OTP Firm or OTP Associate that is not required to enter into an Ownership and Voting Agreement pursuant to the above paragraph, the Ownership and Voting Agreement has to be entered into no later than the fifth calendar day following the date on which:

•   such OTP Holder, OTP Firm or OTP Associate ceases being an ETP Holder and, at that time or, (x) owns or acquires beneficial ownership of any shares of Archipelago stock and/or (y) is a party to or enters into any agreement, plan or other arrangement relating to the voting or ownership of any shares of Archipelago stock; or

•   such OTP Holder, OTP Firm or OTP Associate that is not an ETP Holder (x) acquires beneficial ownership of any shares of Archipelago stock and/or (y) enters into any agreement, plan or other arrangement relating to the voting or ownership of any shares of Archipelago stock.

6

If you are an OTP Holder or OTP Firm and you and/or your OTP Associates are required to enter into the Ownership and Voting Agreement pursuant to the PCX rules—but you and/or your OTP Associates fail to enter into such agreement within the time period specified above—all of your trading rights and privileges with respect to securities transactions on the trading facilities of PCX will be suspended. See “The Ownership and Voting Agreement and PCX Rules—Implementation of the Ownership and Voting Limitations—Disciplinary Action by PCX.”

Ownership and Voting Limitations

As set forth in the PCX rules, the Ownership and Voting Agreement would incorporate the PCX rules to provide that for as long as Archipelago controls, directly or indirectly, PCX, no OTP Holder or OTP Firm, either alone or with its related persons, shall:

•  at any time own beneficially shares of Archipelago stock representing in the aggregate more than 20% of the then outstanding votes entitled to be cast on any matter (which we refer to in this proxy statement as the “Ownership Limitation”);

•  have the right to vote, vote or cause the voting of shares of Archipelago common stock to the extent such shares represent in the aggregate more than 20% of the then outstanding votes entitled to be cast on any matter (which we refer to in this proxy statement as the “Voting Limitation”); or

•  enter into any agreement, plan or arrangement not to vote shares of Archipelago common stock, the effect of which would enable any person, either alone or with its related persons, to vote or cause the voting of shares that would represent in the aggregate more than 20% of the then outstanding votes entitled to be cast on any matter (which we refer to in this proxy statement as the “Nonvoting Agreement Prohibition”).

As used in the Ownership and Voting Agreement, the term “related persons” means, with respect to any OTP Holder or OTP Firm:

•  any broker or dealer with which that OTP Holder or OTP Firm is associated;

•  any natural person who is an associated person of that OTP Firm;

•  any other person(s) whose beneficial ownership of shares of Archipelago stock with the power to vote on any matter would be aggregated with that OTP Holder or OTP Firm or deemed to be beneficially owned by such OTP Holder or OTP Firm under SEC regulations;

•  any other person(s) with which that OTP Holder or OTP Firm has any agreement, arrangement or understanding (whether or not in writing) to act together for the purpose of acquiring, voting, holding or disposing of shares of Archipelago stock; and

•  with respect to any person described above that is a natural person, any relative or spouse of that person, or any relative of such spouse, who has the same home as that person or who is a director or officer of Archipelago or any of its parents or subsidiaries.

For purposes of the Ownership Limitation, no OTP Holder or OTP Firm will be deemed to have any agreement, arrangement or understanding to act together with respect to voting shares of stock of Archipelago solely because that OTP Holder, OTP Firm or any of their related persons, has or shares the power to vote or direct the voting of such shares of stock pursuant to a revocable proxy given in response to a public proxy or consent solicitation conducted pursuant to the proxy rules in federal securities laws, except if such power (or the arrangements relating to such power) is then reportable under Item 6 of Schedule 13D as a contract, arrangement, understanding or relationship with respect to Archipelago stock under the Exchange Act (or any similar provision of a comparable or successor report).

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The Voting Limitation and Nonvoting Agreement Prohibition will not apply to:

•  any solicitation of any revocable proxy from any stockholder of Archipelago by or on behalf of Archipelago or by an officer or director of Archipelago acting on behalf of Archipelago; or

•  any solicitation of any revocable proxy from any stockholder of Archipelago by any other stockholder that is conducted pursuant to the proxy rules in federal securities laws.

Implementation of the Ownership and Voting Limitations

In order to ensure compliance with the Ownership Limitation, Voting Limitation and Nonvoting Agreement Prohibition, as well as the requirement to enter into the Ownership and Voting Agreement pursuant to the PCX rules, the Ownership and Voting Agreement incorporates a series of implementation provisions from the PCX rules. By entering into the Ownership and Voting Agreement, an OTP Holder, OTP Firm or OTP Associate will agree to be subject to the following implementation measures.

Calling of Shares of Archipelago Stock

In the event that any OTP Holder or OTP Firm, either alone or with its related persons (including any related persons who are OTP Associates of such OTP Holder or OTP Firm), at any time owns beneficially shares of Archipelago stock in excess of the Ownership Limitation, Archipelago will promptly call from such OTP Holder or OTP Firm, or an OTP Associate of such OTP Holder or OTP Firm, at a price per share equal to the par value thereof, shares of Archipelago stock owned by such OTP Holder, OTP Firm or OTP Associate that are necessary to decrease the beneficial ownership of such OTP Holder or OTP Firm, either alone or with its related persons, to 20% of the then outstanding votes entitled to be cast on any matter after giving effect to the redemption of the shares of Archipelago stock.

Solely for purposes of illustration, if there are 1,000,000 votes entitled to be cast in total by stockholders of Archipelago and if an OTP Holder acquires beneficial ownership of shares of Archipelago stock representing in the aggregate 300,000 votes, or 30% of the outstanding votes entitled to be cast on any matter, then Archipelago will have to call such number of shares from this OTP Holder so that the number of votes that this OTP Holder beneficially owns after giving effect to the reduction in this stake and the consequent reduction in the total number of votes entitled to be cast, is not more than 20% of the new total number of votes entitled to be cast. Thus, using the number provided in this example, Archipelago would have to call shares of Archipelago stock representing in the aggregate 125,000 votes, leaving the OTP Holder with shares of Archipelago stock representing in the aggregate 175,000 votes, or 20% of the new 875,000 votes entitled to be cast in total.

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Furthermore, assuming that there is a second OTP Holder who beneficially owns shares of Archipelago stock representing 190,000 votes, the calling of the shares of the first OTP Holder described above would result in an increase in the second OTP Holder’s ownership from 19% to 21.7% of the outstanding votes. In this scenario, Archipelago would have to call shares of Archipelago stock representing 20,000 votes from the second OTP Holder and additional shares representing 5,000 votes from the first OTP Holder (for a total of 130,000 shares called from the first OTP Holder) such that upon completion of these calls, each of these two OTP Holders owns shares of Archipelago stock representing 170,000 votes, or 20% of the new 850,000 votes entitled to be cast in total. The changes in the number of shares before and after the calls are illustrated below:

	Number of Votes	% of Total Votes
Before the calls
Total	1,000,000	100%
First OTP Holder	300,000	30%
Second OTP Holder	190,000	19%
Shares called
First OTP Holder	130,000	—
Second OTP Holder	20,000	—
After the calls
Total	850,000	100%
First OTP Holder	170,000	20%
Second OTP Holder	170,000	20%

Voting of Excess Shares by Archipelago

If any OTP Holder or OTP Firm, either alone or with its related persons (including any related persons who are OTP Associates of such OTP Holder or OTP Firm), acquires the right to vote more than 20% of the then outstanding votes entitled to be cast by stockholders of Archipelago on any matter in violation of the Ownership and Voting Agreement, Archipelago will have the right to vote and will vote such shares of Archipelago stock owned by such OTP Holder, OTP Firm or OTP Associate of such OTP Holder or OTP Firm, in excess of the 20% voting limitation in proportion with the results of voting (excluding the excess shares) for the relevant matter at a meeting of Archipelago stockholders.

Solely for purposes of illustration, we will again assume that there are 1,000,000 votes entitled to be cast in total and an OTP Holder has acquired the right to vote shares of Archipelago stock representing 300,000 votes, exceeding the Voting Limitation by 100,000 shares. We will further assume that with respect to a particular proposal submitted for stockholder vote, without taking into account the 100,000 excess shares that this OTP Holder has acquired the right to vote, 600,000 votes were cast by stockholders of Archipelago and of these 600,000 votes, 60% voted in favor of the proposal and 40% voted against the proposal. Archipelago would then vote 60% of the 100,000 excess shares in favor of the proposal and 40% of the 100,000 excess shares against the proposal. The voting of the excess shares by Archipelago would not change the outcome of the vote with respect to this particular proposal: if this proposal requires the approval of a majority of the votes cast by Archipelago stockholders, it would be approved by 60% of the votes cast whether or not we take into account the voting of the excess shares by Archipelago.

Disciplinary Action by PCX

In the event of any violation by an OTP Holder or OTP Firm of the Ownership Limitation, Voting Limitation or Nonvoting Agreement Prohibition (including the failure of any OTP Holder, OTP Firm or OTP Associate to enter into the Ownership and Voting Agreement by October 26, 2005 if they own shares of Archipelago stock or are party to or enter into any agreement, plan or other arrangement relating to the voting or ownership of any shares of Archipelago stock in each case as of September 26, 2005, or within

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five days after the occurrence of certain events as set forth in the PCX rules and described in this proxy statement, or any breach of the Ownership and Voting Agreement by an OTP Holder, OTP Firm or OTP Associate that is a party thereto), PCX will suspend all trading rights and privileges of such OTP Holder or OTP Firm in accordance with the PCX rules, subject to the procedures set forth in the PCX rules.  Specifically, in the event of any failure to comply described above, PCX shall:

•  provide notice to the applicable OTP Holder or OTP Firm within five business days of learning of the failure to comply;

•  allow the applicable OTP Holder, OTP Firm or an OTP Associate of such OTP Holder or OTP Firm 15 calendar days to cure any such failure to comply;

•  in the event that the applicable OTP Holder, OTP Firm or OTP Associate does not cure such failure to comply within such 15 calendar day cure period, schedule a hearing to occur within 30 calendar days following the expiration of such 15 calendar day cure period; and

•  render its decision as to the suspension of all trading rights and privileges of the applicable OTP Holder or OTP Firm no later than ten calendar days following the date of such hearing.

Judicial Action by Archipelago

For the avoidance of doubt, the Ownership and Voting Agreement provides that, in the event that any OTP Holder or OTP Firm, either alone or with its related persons (including any related persons who are OTP Associates of such OTP Holder or OTP Firm), has cast votes, in person or by proxy or through any voting agreement or other arrangement, in excess of the Voting Limitation, Archipelago may bring suit against the OTP Entity or OTP Associate, as the case may be, seeking enforcement of the Voting Limitation in accordance with the terms of the Ownership and Voting Agreement.

Amendments to the Certificate of Incorporation of Archipelago

As set forth in the PCX rules, the Ownership and Voting Agreement provides that each OTP Holder, OTP Firm and OTP Associate who is party to the agreement shall vote, or authorize Archipelago to vote on its behalf, shares of Archipelago stock owned by such OTP Holder, OTP Firm or OTP Associate, as appropriate, in favor of amendments to the certificate of incorporation of Archipelago that incorporate the Ownership Limitation, Voting Limitation and Nonvoting Agreement Prohibition, as well as the related implementation provisions set forth in the PCX rules (or amendments that are substantially similar in substance). These conforming amendments will be presented for your approval at a future Archipelago stockholders’ meeting, as further described in this proxy statement.

Appointment of Proxies

The Ownership and Voting Agreement further provides that each OTP Holder, OTP Firm or OTP Associate who is party to the agreement shall specifically and irrevocably authorize each of Gerald D. Putnam, Nelson Chai, Kevin J.P. O’Hara and any other person designated by the Board of Directors of Archipelago, or any of their respective substitutes, as proxies, each with the power to vote all shares of Archipelago stock owned by such OTP Holder, OTP Firm or OTP Associate, as the case may be, under each of the circumstances described above under “The Ownership and Voting Agreement and PCX Rules—Implementation of the Ownership and Voting Limitations—Voting of Excess Shares by Archipelago” and “The Ownership and Voting Agreement and PCX Rules—Amendments to the Certificate of Incorporation of Archipelago”.

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Disposition of Archipelago Stock

The Ownership and Voting Agreement does not affect the right to dispose of shares of Archipelago stock. Any OTP Holder, OTP Firm or OTP Associate who is a party to the Ownership and Voting Agreement may dispose of shares of Archipelago stock owned by it at any time in accordance with the provisions of the certificate of incorporation and bylaws of Archipelago and applicable laws.

Additional Shares

Any shares of Archipelago capital stock or any other voting stock of Archipelago acquired by an OTP Holder, OTP Firm or OTP Associate after the execution of the Ownership and Voting Agreement will be subject to the provisions of the Ownership and Voting Agreement as if they were owned by such OTP Holder, OTP Firm or OTP Associate, as the case may be, at the time of the execution of the Ownership and Voting Agreement.

Additional OTP Associates

The Ownership and Voting Agreement also requires each OTP Holder or OTP Firm that is a party to the agreement to cause any of its OTP Associates (other than OTP Associates who are already parties to the Ownership and Voting Agreement) to enter into the Ownership and Voting Agreement within five calendar days after such OTP Associate:

•  acquires beneficial ownership of Archipelago stock; or

•  enters into any agreement, plan or other arrangement relating to the voting or ownership of any shares of Archipelago stock.

The failure of any OTP Associate to execute and deliver the Ownership and Voting Agreement, if they are required to do so pursuant to the PCX rules, will result in the suspension of all trading rights and privileges on PCX of the OTP Holder or OTP Firm with which such OTP Associate is associated.

Representations and Warranties

The Ownership and Voting Agreement contains representations and warranties by each OTP Holder, OTP Firm or OTP Associate who is a party to the agreement with respect to the following matters:

•  status as an OTP Holder or OTP Firm, if applicable;

•  identity of persons who are deemed OTP Associates of such OTP Holder or OTP Firm;

•  ownership of shares of Archipelago stock;

•  power and authority to vote shares of Archipelago stock;

•  power and authority to execute and deliver the Ownership and Voting Agreement;

•  absence of conflicting instruments; and

•  absence of litigation.

Termination

With respect to any OTP Holder, OTP Firm or any OTP Associate of such OTP Holder or OTP Firm that is a party to the Ownership and Voting Agreement, the Ownership and Voting Agreement may be terminated upon the occurrence of any of the following events:

•  such OTP Holder, OTP Firm, or, in the case of an OTP Associate, the OTP Holder or OTP Firm with which it is associated, ceases being an OTP Holder or OTP Firm, as appropriate;

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•  such OTP Holder or OTP Firm, or, in the case of an OTP Associate, the OTP Holder or OTP Firm with which it is associated, becomes an ETP holder;

•  after having been filed with and approved by the SEC, the conforming amendments to the Archipelago certificate of incorporation become effective pursuant to the terms of the Archipelago certificate of incorporation (including the approval of such amendments by stockholders of Archipelago) and, after having been filed with and approved by the SEC, the related rules of PCX are duly amended to remove the requirement to enter into ownership and voting agreements;

•  the Ownership and Voting Agreement is terminated pursuant to the specific approval by the SEC.

In addition to the foregoing, the Ownership and Voting Agreement will also terminate with respect to any OTP Associate that is a party to the agreement if such OTP Associate ceases being an “associated person,” as defined in Section 3(a)(18)of the Exchange Act, of the OTP Holder or OTP Firm that it was previously associated with.

Expenses and Indemnification

Pursuant to the Ownership and Voting Agreement, each OTP Holder, OTP Firm and OTP Associate who is a party to the agreement will be responsible for all costs and expenses (including attorneys’ fees) incurred by such party in connection with the agreement. In addition, each OTP Holder, OTP Firm and OTP Associate who is a party to the Ownership and Voting Agreement will indemnify and hold harmless each of Archipelago, PCX and their affiliates against any costs or expenses, judgments, fines, losses, claims, damages or liabilities arising out of or pertaining to the violation of the Ownership and Voting Agreement by such OTP Holder, OTP Firm or OTP Associate, as the case may be, including the failure of such OTP Holder or OTP Firm to cause certain additional OTP Associates to enter into the Ownership and Voting Agreement pursuant to the terms of the agreement. See “The Ownership and Voting Agreement and PCX Rules—Additional OTP Associates”.

Governing Law and Submission to Jurisdiction

The Ownership and Voting Agreement will be governed by Delaware law. In addition, any legal action or proceeding with respect to the agreement or for recognition and enforcement of any judgment in respect to the agreement would be brought and determined in the state and federal courts of the State of Delaware. The Ownership and Voting Agreement requires each party to the agreement to submit to the exclusive jurisdiction of the state and federal courts of the State of Delaware with respect to any of the foregoing actions or proceedings.

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SOLICITATION OF PROXIES

General

The purpose of this proxy statement is to ask certain OTP Holders and OTP Firms of PCX that are not also ETP Holders of PCX, as well as certain of their OTP Associates, to execute the Ownership and Voting Agreement and to appoint the proxies as set forth in the Ownership and Voting Agreement. See “The Ownership and Voting Agreement and PCX Rules—Appointment of Proxies”.

We are asking you to specifically and irrevocably authorize each of Gerald D. Putnam, Nelson Chai, Kevin J.P. O’Hara and any other person designated by the Board of Directors of Archipelago, or any of their respective substitutes, as proxies, each with the power to vote all shares of Archipelago stock owned by you under each of the circumstances described above under “The Ownership and Voting Agreement and PCX Rules—Implementation of the Ownership and Voting Limitations—Voting of Excess Shares by Archipelago” and “The Ownership and Voting Agreement and PCX Rules—Amendments to the Certificate of Incorporation of Archipelago”, specifically, to:

•       vote any shares of Archipelago stock owned by you in excess of the 20% voting limitations set forth in the PCX rules in proportion with the results of voting (excluding such excess shares of Archipelago stock) for any matter at any meeting of the stockholders of Archipelago; and

•       vote, or authorize Archipelago to vote on your behalf, shares of Archipelago stock owned by you in favor of amendments to the certificate of incorporation of Archipelago that incorporate the Ownership Limitation, Voting Limitation and Nonvoting Agreement Prohibition, as well as the related implementation provisions set forth in the PCX rules (or amendments that are substantially similar in substance).

As discussed in this proxy statement, the conforming amendments will be presented for your approval at a future Archipelago stockholders’ meeting, as further described in this proxy statement.

Executing the Ownership and Voting Agreement and the Proxy Included Therein

The actual Ownership and Voting Agreement is enclosed with this proxy statement.

If you are required to enter into the Ownership and Voting Agreement, please:

•       sign the Ownership and Voting Agreement and have those of your OTP Associates that are required to enter into the agreement sign it as well;

•       fill out the forms that are attached as exhibits to the Ownership and Voting Agreement and have those of your OTP Associates that are required to enter into the agreement fill them out as well; and

•       return the documents to Archipelago Holdings, Inc., Attention: General Counsel, 100 South Wacker Drive, Suite 1800, Chicago, Illinois 60606.

The exhibits will require each OTP Holder, OTP Firm and OTP Associate who is required to execute the Ownership and Voting Agreement to disclose, among other things, its name, address, the number of shares of Archipelago common stock that it owns, as well as any agreements, plans or arrangements that it has entered into with respect to the voting of shares of Archipelago stock.

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If you need any assistance with such matters, please contact Archipelago Holdings, Inc. at the following address or telephone number:

Archipelago Holdings, Inc.
Attention: Investor Relations
100 South Wacker Drive, Suite 1800
Chicago, Illinois 60606
Telephone:  1-888-514-7284.

If you are required to enter into the Ownership and Voting Agreement, but fail to do so by October 26, 2005 or the five-day period discussed in this proxy statement, you will be subject to a suspension of all of your trading rights and privileges on PCX. The failure of any of your associated persons to execute and deliver an ownership and voting agreement—if they are required to do so within either of these time frames—will also subject you to such suspension. Consequently, your attention to the matters described in this proxy statement is VERY IMPORTANT.  IT IS YOUR RESPONSIBILITY, AS AN OTP HOLDER OR AN OTP FIRM OF PCX, TO ENSURE THAT YOU AND ALL OF YOUR OTP ASSOCIATES COMPLY WITH THE TERMS OF THE NEW PCX RULES, INCLUDING THE REQUIREMENT TO ENTER INTO OWNERSHIP AND VOTING AGREEMENT BY YOU AND YOUR OTP ASSOCIATES.

Revoking a Proxy

Any proxy you grant to Archipelago by executing the accompanying Ownership and Voting Agreement will be irrevocable, except that it will be revoked upon the termination of the Ownership and Voting Agreement pursuant to its terms. See “The Ownership and Voting Agreement and PCX Rules—Termination”.

Who May Solicit Proxies

Directors, officers and employees of Archipelago and its subsidiaries, including PCX, may solicit proxies on behalf of the Archipelago Board of Directors via regular or electronic mail, telephone, fax or personal contact.

Costs of Soliciting Proxies

Archipelago will pay the cost of soliciting proxies. Directors, officers and employees of Archipelago and its subsidiaries, including PCX, will receive no additional compensation for soliciting proxies. Archipelago will reimburse PCX for reasonable mailing and other expenses they incur in forwarding proxy materials to any OTP Holder, OTP Firm or OTP Associate.

Interest of Certain Persons in Matters to be Acted Upon

The directors and executive officers of Archipelago do not have any substantial interest, direct or indirect, by security holdings or otherwise, in the PCX rules described in this proxy statement or the grant of the proxies in connection with the Ownership and Voting Agreement.

Number of OTP Holders, OTP Firms and OTP Associates

As of September 26, 2005, there were 178 OTP Holders and 104 OTP Firms. As of such date, 60 of the OTP Firms were also ETP Holders. We do not have any information on the number of OTP Associates as of the date of this proxy statement.

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Appraisal or Dissenters’ Rights

OTP Holders, OTP Firms and OTP Associates are not entitled to any appraisal rights under the Delaware General Corporation Law in connection with the solicitation of proxies described in this proxy statement.

Stockholders Entitled to Vote, Outstanding Shares and Stockholder Proposals

We have undertaken to the SEC that prior to the earlier of the 2006 annual meeting of our stockholders and the first stockholders’ meeting after the completion of the acquisition of PCX Holdings (other than any meeting or meetings held to consider our proposed business combination with the NYSE), our Board of Directors will propose amendments to our certificate of incorporation that incorporate the Ownership Limitation, the Voting Limitation and the Nonvoting Agreement Prohibition, as well as the related implementation provisions set forth in the PCX rules (or amendments that are substantially similar in substance).

Prior to the relevant stockholders’ meeting, our Board of Directors will set a record date in accordance with the applicable provisions of the Delaware General Corporation Law and our By-laws, and any stockholder of record of our common stock at the close of business on the record date will be entitled to vote on the amendments to our certificate of incorporation at such stockholders’ meeting. At such meeting, each stockholder will be entitled to one vote for each share of Archipelago common stock owned by such stockholder, subject to the voting limitations in our certificate of incorporation and the PCX rules. As of September 23, 2005, 47,265,208 shares of Archipelago common stock were issued and outstanding and Archipelago had no other class of equity securities issued and outstanding. The number of shares of Archipelago common stock issued and outstanding on the record date for the relevant stockholders’ meeting may be more or less than such number of shares. On April 20, 2005, Archipelago entered into an agreement and plan of merger with NYSE, pursuant to which Archipelago and NYSE agreed to combine their businesses and become wholly-owned subsidiaries of NYSE Group, Inc., a for-profit Delaware corporation. If the proposed business combination with NYSE closes, all of the outstanding capital stock of Archipelago will be owned by NYSE Group.

Stockholders who wish to present proposals for inclusion in the proxy statement for our 2006 annual meeting of stockholders must submit their proposals following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in such proxy statement, a stockholder proposal must be delivered to Kevin J.P. O’Hara, Chief Administrative Officer, General Counsel and Corporate Secretary of the Company, at the principal executive offices of the Company, Archipelago Holdings, Inc., Attention: Secretary, 100 South Wacker Drive, Suite 1800, Chicago, Illinois 60606, on or before November 30, 2005.

In accordance with our By-laws, in order for any stockholder’s proposal to be properly brought before the 2006 annual meeting of stockholders, a stockholder’s notice of the proposal must be delivered to Kevin J.P. O’Hara, Chief Administrative Officer, General Counsel and Corporate Secretary, at the principal executive offices of the Company, Archipelago Holdings, Inc., Attention: Secretary, 100 South Wacker Drive, Suite 1800, Chicago, Illinois 60606, not less than 90 nor more than 120 days prior to the first anniversary of the date of our 2005 annual meeting of stockholders, which was held on May 10, 2005. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our By-laws (and not pursuant to Rule 14a-8 under the Exchange Act) must be received no earlier than January 10, 2006 and no later than February 9, 2006.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of September 23, 2005, regarding the beneficial ownership of our common stock by:

•       each person that is a beneficial owner of more than 5% of our outstanding common stock;

•       each of our directors;

•       each of our named executive officers; and

•       all directors and named executive officers as a group.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder. Percentage of beneficial ownership is based on approximately 47,265,208 shares of common stock outstanding as of September 23, 2005. Shares of common stock subject to options that are currently exercisable, or that are exercisable within 60 days of September 23, 2005, are considered outstanding and beneficially owned by the person holding the options for purposes of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless indicated otherwise in the footnotes, the address of each individual listed in the table is c/o Archipelago Holdings, Inc., 100 South Wacker Drive, Suite 1800, Chicago, Illinois 60606.

	Number of shares of Common Stock		Percent Ownership
Stockholders Owning Approximately 5% Or More:
Investment entities affiliated with General Atlantic LLC c/o General Atlantic Service Corporation 3 Pickwick Plaza Greenwich, Connecticut 06830	10,380,505	(1)	22.0%
The Goldman Sachs Group, Inc. 85 Broad Street New York, New York 10004	7,305,722	(2)	15.5%
Kinetics Asset Management, Inc. 470 Park Avenue South, 4th Floor South New York, New York 10016	2,618,750	(3)	5.5%
Fidelity Non-Profit Management Foundation 82 Devonshire Street, F9A Boston, Massachusetts 02109	2,420,640	(4)	5.1%
Atticus Capital, L.L.C. 152 West 57th Street 45th Floor New York, New York 10019	2,400,000	(5)	5.1%
Directors:
Richard C. Breeden	25,000		*
James J. McNulty	5,000		*
Gerald D. Putnam	1,374,457	(6)	2.9%
Stuart M. Robbins	7,500		*
Non-Director Executives:
Michael Cormack	189,168	(7)	*
Nelson Chai	173,056	(8)	*
Kevin J.P. O’Hara	173,056	(9)	*
Steven Rubinow	123,056	(10)	*
All directors, nominees, named executive officers and other executive officers as a group (16 persons in total)	2,176,892		4.5%

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*       Less than 1%.

(1)

Includes (a) 7,193,963 shares of Common Stock held by General Atlantic Partners 77, L.P. (“GAP 77”); (b) 2,437,604 shares of Common Stock held by GAP-W Holdings, L.P. (“GAP-W”); (c) 605,064 shares of Common Stock held by GAP Coinvestment Partners II, L.P. (“GAPCO II”); (d) 129,835 shares of Common Stock held by GapStar, LLC (“GapStar”); and (e) 14,039 shares of Common Stock held by GAPCO GmbH & Co. KG (“GAPCO KG”). General Atlantic LLC (“GA LLC”) is the general partner of GAP 77, the general partner of GAP-W and the sole member of GapStar. The general partners of GAPCO II are Managing Directors of GA LLC. GAPCO Management GmbH (“GAPCO Management”) is the general partner of GAPCO KG. The Managing Directors of GA LLC make voting and investment decisions with respect to GAPCO Management and GAPCO KG. GA LLC, GAP 77, GAP-W, GapStar, GAPCO II, GAPCO KG and GAPCO Management (collectively, the “GA Group”) are a “group” within the meaning of Rule 13d-5 of the Exchange Act. William E. Ford, a director of the Company, is the President and a Managing Director of GA LLC and a general partner of GAPCO II.  In addition, the other Managing Directors of GA LLC are Steven A. Denning (Chairman), Peter L. Bloom, Mark F. Dzialga, Klaus Esser, Vince Feng, William O. Grabe, Abhay Havaldar, David C. Hodgson, Braden R. Kelly, Rene M. Kern, Marc F. McMorris, Matthew Nimetz, Franchon M. Smithson, Philip P. Trahanas, Tom C. Tinsley and Florian P. Wendelstadt. Other than their interest in GA LLC and the GA Group, these individuals are not affiliated with Archipelago or its management.  Under the certificate of incorporation of Archipelago, GA LLC and its related persons are prohibited from voting more than 20% of the outstanding Archipelago votes entitled to be cast on any matter.

(2)   Based solely on information on Schedule 13-G dated February 14, 2005 by The Goldman Sachs Group, Inc. and its affiliated entities and includes (a) 5,877,797 shares of Common Stock held by Goldman Sachs Execution and Clearing, L.P. (formerly Spear, Leeds & Kellogg, L.P.); (b) 1,264,877 shares of Common Stock held by GS Archipelago Investment, L.L.C.; and (c) 163,048 shares of Common Stock held by SLK-Hull Derivatives L.L.C.

(3)   Based solely on information filed on Schedule 13-G dated August 19, 2005 filed by Kinetics Asset Management, Inc.

(4)   Based solely on information filed on Schedule 13-G dated May 12, 2005 filed by Fidelity Non-Profit Management Foundation.

(5)   Based solely on information filed on Schedule 13-G dated April 22, 2005 filed by Atticus Capital, L.L.C. and Timothy Barakett, Managing member of Atticus Capital, L.L.C.

(6) Includes 1,184,178 shares of Common Stock held by GSP, L.L.C. Mr. Putnam owns a controlling interest in GSP, L.L.C. as well as options to purchase 190,279 shares of Common Stock exercisable within 60 days.

(7) Represents options to purchase 173,056 shares of Common Stock directly exercisable by Mr. Cormack within 60 days. Also includes options to purchase 16,112 shares of Common Stock exercisable by Mr. Cormack’s spouse within 60 days; however, Mr. Cormack disclaims beneficial ownership as to such options and the underlying securities.

(8)   Represents options to purchase 173,056 shares of Common Stock directly exercisable by Mr. Chai within 60 days.

(9)   Represents options to purchase 173,056 shares of Common Stock directly exercisable by Mr. O’Hara within 60 days.

(10) Represents options to purchase 123,056 shares of Common Stock directly exercisable by Mr. Rubinow within 60 days.

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WHERE YOU CAN FIND MORE INFORMATION

Archipelago files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information they file at the SEC’s public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Archipelago filings with the SEC are also available to the public at the SEC’s website at http://www.sec.gov.

The SEC allows us to “incorporate by reference” into this document, documents filed with the SEC by Archipelago. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this document, except for any information superseded by information contained directly in this document. We incorporate by reference the documents listed below:

Archipelago Filings (SEC File Number 001-32274; CIK No. 0001107389)	Filing Date
Current Report on Form 8-K	January 4, 2005
Current Report on Form 8-K	July 22, 2005
Current Report on Form 8-K	September 13, 2005
Current Report on Form 8-K	September 27, 2005

You may also obtain copies of any document incorporated by reference in this document, free of charge, by directing a request to Archipelago Holdings, Inc., Attention: Investor Relations, 100 South Wacker Drive, Suite 1800, Chicago, Illinois 60606, or by calling (888) 514-7284.

You may also find the SEC order that approved and set forth the new PCX rules, as well as any amendments that PCX may file with respect to them, on the SEC’s website at http://www.sec.gov.

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ANNEX A

FORM OF OWNERSHIP AND VOTING AGREEMENT AND PROXY

This OWNERSHIP AND VOTING AGREEMENT AND PROXY (this “Agreement”), dated as of                     , 200    , is by and among Archipelago Holdings, Inc., a Delaware corporation (“Archipelago”), Pacific Exchange, Inc., a Delaware corporation and a wholly-owned subsidiary of Archipelago (“PCX”), the person set forth under the caption “OTP Entity” on Exhibit A hereto (the “OTP Entity”), and the person or persons set forth under the caption “OTP Associates” on Exhibit A hereto (each, an “OTP Associate”).

WHEREAS, the OTP Entity is an OTP Holder or OTP Firm of PCX, as appropriate (as such term is defined in the rules of PCX) that does not hold an Equities Trading Permit (as such term is defined in the rules of PCX) of PCX;

WHEREAS, the OTP Entity (a) owns beneficially shares of common stock, par value $0.01 per share, of Archipelago (the “Common Stock”) or (b) has entered into an agreement, plan or other arrangement relating to the voting or ownership of any shares of Common Stock;

WHEREAS, each OTP Associate is an “associated person” (as defined in Section 3(a)(18) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the OTP Entity that (a) owns beneficially shares of Common Stock or (b) has entered into any agreement, plan or other arrangement relating to the voting or ownership of any shares of Common Stock; and

WHEREAS, pursuant to Rule 3.4(c) of PCX, as a condition to the OTP Entity’s continued enjoyment of all trading rights and privileges on PCX and PCX Entities, Inc., the OTP Entity and each OTP Associate is required to enter into this Agreement with Archipelago and PCX to make certain representations, warranties, covenants and agreements set forth herein related to the ownership and voting of shares of Common Stock by the OTP Entity and the OTP Associates, respectively.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, each of the parties hereto agrees as follows:

Section 1.               Representations and Warranties of the OTP Entity.   The OTP Entity hereby represents and warrants to each of Archipelago and PCX as follows:

(a)    Status.

(i)    The OTP Entity is an OTP Holder or OTP Firm of PCX, as appropriate, and does not hold an Equities Trading Permit of PCX.

(ii)   Other than the OTP Associates, there are no other “associated persons” (as defined in Section 3(a)(18) of the Exchange Act) of the OTP Entity that (a) own beneficially shares of Common Stock or (b) have entered into any agreement, plan or other arrangement relating to the voting or ownership of any shares of Common Stock.

(b)   Shares.

(i)    As of the date hereof, the OTP Entity “beneficially owns” (as such term is defined in the certificate of incorporation of Archipelago (the “Archipelago Certificate of Incorporation”)), the number of shares of Common Stock set forth on Exhibit B-1 hereto, if any (such shares, including any Additional Shares (as hereinafter defined), the “Shares” of such OTP Entity).

(ii)   Except as set forth on Exhibit B-1, as of the date hereof, the OTP Entity does not own or hold any right to acquire any additional shares of any class of capital stock of Archipelago or other securities of Archipelago or any interest therein.

(iii)  As of the date hereof and for so long as this Agreement shall remain in effect, the OTP Entity has, and at all times shall have, sufficient legal power, authority, right and title to own, dispose of (including by operation of a call), vote, grant proxies with respect to, and perform all other actions contemplated by this Agreement with respect to, the Shares (including, for the avoidance of doubt, any Additional Shares) of the OTP Entity.

(c)    Voting.   Other than as set forth in Exhibit C-1 hereto, the OTP Entity has not entered, and for so long as this Agreement remains in effect, shall not enter, into any voting agreement, arrangement or understanding (other than this Agreement) with any person or entity with respect to any of the OTP Entity’s Shares, granted any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the OTP Entity’s Shares, deposited any of the OTP Entity’s Shares in a voting trust or entered into any agreement, plan or other arrangement with any person or entity limiting or affecting his legal power, authority or right to vote the Shares on any matter, in each case inconsistent with the OTP Entity’s obligations under this Agreement.

(d)   Authority.   The OTP Entity has all requisite legal power, authority and right to execute and deliver, and to perform its obligations under, this Agreement and to consummate the transactions contemplated hereby. Unless the OTP Entity is a natural person, the OTP Entity is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization (as applicable). This Agreement has been duly authorized, executed and delivered by the OTP Entity and constitutes a valid and binding obligation of the OTP Entity enforceable against the OTP Entity in accordance with its terms.

(e)    Conflicting Instruments.   The execution and delivery of this Agreement and the performance by the OTP Entity of the OTP Entity’s agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which the OTP Entity is a party or by which the OTP Entity (or any of the OTP Entity’s assets or properties) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not reasonably be expected to impair or adversely affect the OTP Entity’s ability to perform the OTP Entity’s obligations under this Agreement or render inaccurate in any material respect any of the representations made herein by the OTP Entity; and no authorization, consent or approval of any Governmental Entity (as defined below), any Self Regulatory Organization (as defined below), OPRA (as defined below) or any other person is necessary for the execution of this Agreement and the consummation of the transactions contemplated hereby by the OTP Entity. Without limiting the generality of the foregoing, none of (i) the execution and delivery of this Agreement by the OTP Entity, (ii) the consummation by the OTP Entity of the transactions contemplated hereby and (iii) compliance by the OTP Entity with any of the provisions hereof shall (x) conflict with or result in any breach of the organizational documents of the OTP Entity (if any), (y) result in, or give rise to, a violation or breach of or a default under (with or without notice or lapse of time, or both) any of the terms of any material contract, trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease, permit, understanding, agreement or other instrument or obligation to which the OTP Entity is a party or by which any OTP Entity or any of the OTP Entity’s Shares or assets may be bound, or (z) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation, except for any of the foregoing which, individually or in the aggregate, would not impair or adversely affect in any way the OTP Entity’s ability to perform its obligations under this Agreement or render inaccurate in any material respect any of the representations made herein by the OTP Entity. The term:  (A) “Governmental Entity” means any governmental or regulatory authority, agency, commission, body or other governmental or regulatory entity, domestic or foreign, including, without limitation, the Securities and Exchange Commission (the “SEC”); (B) “Self-Regulatory Organization” means the NASD, the New York Stock Exchange, Inc. or any other U.S. or foreign securities exchange, commission, board, agency or body that is not a Governmental Entity but is charged with the supervision or regulation of brokers, dealers, securities underwriting or trading, stock exchanges, commodities exchanges, ECNs, insurance companies or agents, investment companies or investment advisers; and (C) “OPRA” means the Options Price Reporting Authority.

(f)    Litigation.   As of the date hereof, there is no action, proceeding or investigation pending or, to the OTP Entity’s knowledge, threatened, against the OTP Entity that would call into question the validity of this Agreement, the OTP Entity’s performance of any of its obligations under this Agreement or any action taken or to be taken by the OTP Entity in connection with this Agreement.

Section 2.               Representations and Warranties of OTP Associates.   Each OTP Associate hereby represents and warrants, as to itself, to each of Archipelago and PCX as follows:

(a)    Shares.

(i)    As of the date hereof, the OTP Associate “beneficially owns” (as such term is defined in the Archipelago Certificate of Incorporation), the number of shares of Common Stock set forth on Exhibit B-2 hereto, if any (such shares, including any Additional Shares (as hereinafter defined), the “Shares” of such OTP Associate).

(ii)   Except as set forth on Exhibit B-2, as of the date hereof, the OTP Associate does not own or hold any right to acquire any additional shares of any class of capital stock of Archipelago or other securities of Archipelago or any interest therein.

(iii)  As of the date hereof and for so long as this Agreement shall remain in effect, the OTP Associate has, and at all times shall have, sufficient legal power, authority, right and title to own, dispose of (including by operation of a call), vote, grant proxies with respect to, and perform all other actions contemplated by this Agreement with respect to, the Shares (including, for the avoidance of doubt, any Additional Shares) of such OTP Associate.

(b)   Voting.   Other than as set forth in Exhibit C-2 hereto, the OTP Associate has not entered, and for so long as this Agreement remains in effect, shall not enter, into any voting agreement, arrangement or understanding (other than this Agreement) with any person or entity with respect to any of the OTP Associate’s Shares, granted any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the OTP Associate’s Shares, deposited any of the OTP Associate’s Shares in a voting trust or entered into any agreement, plan or other arrangement with any person or entity limiting or affecting his legal power, authority or right to vote the Shares on any matter, in each case inconsistent with the OTP Associate’s obligations under this Agreement.

(c)    Authority.   The OTP Associate has all requisite legal power, authority and right to execute and deliver, and to perform its obligations under, this Agreement and to consummate the transactions contemplated hereby. Unless the OTP Associate is a natural person, the OTP Associate is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization (as applicable). This Agreement has been duly authorized, executed and delivered by the OTP Associate and constitutes a valid and binding obligation of the OTP Associate enforceable against the OTP Associate in accordance with its terms. The OTP Associate is not a trust requiring consent of any beneficiary for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(d)   Conflicting Instruments.   The execution and delivery of this Agreement and the performance by the OTP Associate of the OTP Associate’s agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which the OTP Associate is a party or by which the OTP Associate (or any of the OTP Associate’s assets or properties) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not reasonably be expected to impair or adversely affect the OTP Associate’s ability to perform the OTP Associate’s obligations under this Agreement or render inaccurate in any material respect any of the representations made herein by the OTP Associate; and no authorization, consent or approval of any Governmental Entity, any Self-Regulatory Organization, OPRA or any other person is necessary for the execution of this Agreement and the consummation of the transactions contemplated hereby by the OTP Associate. Without limiting the generality of the foregoing, none of (i) the execution and delivery of this Agreement by the OTP Associate, (ii) the consummation by the OTP Associate of the transactions contemplated hereby and (iii) compliance by the OTP Associate with any of the provisions hereof shall (x) conflict with or result in any breach of the organizational documents of the OTP Associate (if any), (y) result in, or give rise to, a violation or breach of or a default under (with or without notice or lapse of time, or both) any of the terms of any material contract, trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease, permit, understanding, agreement or other instrument or obligation to which the OTP Associate is a party or by which any OTP Associate or any of the OTP Associate’s Shares or assets may be bound, or (z) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation, except for any of the foregoing which, individually or in the aggregate, would not impair or adversely affect in any way the OTP Associate’s ability to perform its obligations under this Agreement or render inaccurate in any material respect any of the representations made herein by the OTP Associate.

(e)    Litigation.   As of the date hereof, there is no action, proceeding or investigation pending or, to the OTP Associate’s knowledge, threatened, against the OTP Associate that would call into question the validity of this Agreement, the OTP Associate’s performance of any of its obligations under this Agreement or any action taken or to be taken by the OTP Associate in connection with this Agreement.

Section 3.               Covenants of the OTP Entity and OTP Associates.   Each of the OTP Entity and each OTP Associate hereby agrees as follows:

(a)    Ownership Limitation.   Until the termination of this Agreement in accordance with the provisions of Section 14 of this Agreement, the OTP Entity shall not, either alone or with its Related Persons (as defined in Rule 1.1(gg) of PCX), at any time own beneficially shares of Common Stock representing in the aggregate more than 20% of the then outstanding votes entitled to be cast on any matter under the Archipelago Certificate of Incorporation at any meeting of the stockholders of Archipelago (or any action by prior written consent) after the date hereof (the “Ownership Limitation”). For purposes of the Ownership Limitation, the OTP Entity shall not be deemed to have any agreement, plan, arrangement or understanding to act together with respect to voting shares of Common Stock solely because the OTP Entity, or any of such OTP Entity’s Related Persons has, or shares, the power to vote or direct the voting of such shares of Common Stock pursuant to a revocable proxy given in response to a public proxy or consent solicitation conducted pursuant to, and in accordance with, Regulation 14A promulgated pursuant to the Exchange Act, except if such power (or the arrangements relating thereto) is then reportable under Item 6 of Schedule 13D under the Exchange Act (or any similar provision of a comparable or successor report).

(b)   Voting Limitation and Non-Voting Agreement Prohibition.   Until the termination of this Agreement in accordance with the provisions of Section 14 of this Agreement, at any meeting of the stockholders of Archipelago (or any action by prior written consent) after the date hereof at which the OTP Entity is entitled to vote under the Archipelago Certificate of Incorporation: (i) the OTP Entity shall not, either alone or together with its Related Persons, as of any record date for the determination of stockholders of Archipelago entitled to vote on such matter, have the right to vote, vote or cause the voting of shares of Common Stock, in person or by proxy or through any voting agreement, plan or other arrangement, representing in the aggregate more than 20% of the then outstanding votes entitled to be cast on such matter (the “Voting Limitation”), and (ii) the OTP Entity shall not, either alone or together with its Related Persons, enter into any agreement, plan or other arrangement relating to shares of Common Stock, with any other Person, either alone or with its Related Persons, under circumstances which would result in shares of Common Stock that would be subject to such agreement, plan or other arrangement not being voted on any matter, or the withholding of any proxy relating thereto, where the effect of such agreement, plan or other arrangement would be to enable any Person (as defined in Rule 1.1(v)), either alone or with its Related Persons, to vote, possess the right to vote or cause the voting of shares of Common Stock which would, as a result thereof, represent in the aggregate more than 20% of the then outstanding votes entitled to be cast on such matter (the “Nonvoting Agreement Prohibition”). Neither the Voting Limitation nor the Nonvoting Agreement Prohibition shall apply to (x) any solicitation of any revocable proxy from any stockholder of Archipelago by or on behalf of Archipelago or by an officer or director of Archipelago acting on behalf of Archipelago or (y) any solicitation of any revocable proxy from any stockholder of Archipelago by any other stockholder which is conducted pursuant to, and in accordance with, Regulation 14A promulgated pursuant to the Exchange Act.

(c)    Implementation.

(i)    Calling of Shares of Common Stock.

(x)   In the event that the OTP Entity, either alone or with its Related Persons (including, without limitation, any Related Person that is an OTP Associate or any other “associated person” (as defined in Section 3(a)(18) of the Exchange Act) of the OTP Entity), at any time owns beneficially shares of Common Stock in excess of the Ownership Limitation, the OTP Entity and each OTP Associate agrees as to itself that Archipelago shall promptly call from such OTP Entity or OTP Associate, as the case may be, for a price per share of Common Stock equal to the par value thereof, the number of shares of Common Stock owned by the OTP Entity or OTP Associate, as the case may be, necessary to decrease the beneficial ownership of the OTP Entity, either alone or with its Related Persons, to 20% of the then outstanding votes entitled to be cast on any matter after giving effect to the redemption of the shares of Common Stock from such OTP Entity or OTP Associate, as the case may be.

(y)   In the event that Archipelago shall call shares of Common Stock pursuant to the above paragraph, notice of such call shall be given promptly by first class mail, postage prepaid, to the holder of the shares of Common Stock to be so called, at such holder’s address as the same appears on the stock register of Archipelago. Each such notice shall state:  (1) the call date; (2) the number of shares to be called; (3) the aggregate call price; and (4) the place or places where shares are to be surrendered for payment of the call price. Failure to give notice as aforesaid, or any defect therein, shall not affect the validity of the call of the shares. From and after the call date (unless default shall be made by Archipelago in providing funds for the payment of the call price), shares that have been called as aforesaid shall be cancelled, and shall no longer be deemed to be outstanding, and all rights of the holder of such shares as a stockholder of Archipelago (except the right to receive from Archipelago the call price against delivery to Archipelago of evidence of ownership of such shares) shall cease. Upon surrender in accordance with said notice of evidence of ownership of the shares of Archipelago stock so called (properly assigned for transfer, if the board of directors of Archipelago shall so require and the notice shall so state), such shares shall be called by Archipelago at par value.

(ii)   Voting of Excess Shares by Archipelago.   If the OTP Entity, either alone or with its Related Persons (including, without limitation, any Related Person that is an OTP Associate or any other “associated person” (as defined in Section 3(a)(18) of the Exchange Act) of the OTP Entity), acquires the right to vote more than 20% of the then outstanding votes entitled to be cast by stockholders of Archipelago on any matter in violation of this Agreement, Archipelago shall have the right to vote and shall vote such shares of Common Stock owned by the OTP Entity or any OTP Associate, as the case may be, in excess of the Voting Limitation in proportion to the results of voting (excluding such excess shares of Common Stock) for such matter at any meeting of the stockholders of Archipelago (or any action by written consent) after the date hereof.

(iii)  Disciplinary Action.   The OTP Entity shall be subject to the disciplinary action prescribed by Rule 13.2(a)(2)(E) of PCX in the event of any violation of Rule 3.4 of PCX, including, without limitation, the failure of the OTP Entity or any OTP Associate or any other “associated person” (as defined in Section 3(a)(18) of the Exchange Act) of the OTP Entity to enter into this Agreement as required by Rule 3.4(c) of PCX within the applicable time periods specified therein or any breach of this Agreement by the OTP Entity or an OTP Associate or any other “associated person” (as defined in Section 3(a)(18) of the Exchange Act) of the OTP Entity, as the case may be.

(iv)  Judicial Action.   For the avoidance of doubt, in the event that the OTP Entity, either alone or with its Related Persons (including, without limitation, any Related Person that is an OTP Associate or any other “associated person” (as defined in Section 3(a)(18) of the Exchange Act) of the OTP Entity) has cast votes, in person or by proxy or through any voting agreement or other arrangement, in excess of the Voting Limitation, Archipelago may bring suit against the OTP Entity or OTP Associate, as the case may be, seeking enforcement of the Voting Limitation in accordance with the terms of this Agreement.

(d)   Amendments to Archipelago Certificate of Incorporation.   Each of the OTP Entity and each OTP Associate agrees to vote, or to authorize Archipelago to vote on its behalf, all shares of Common Stock beneficially owned by such OTP Entity and each OTP Associate at the time of the relevant meeting of stockholders of Archipelago (or any action by written consent) in favor of amendments to the Archipelago Certificate of Incorporation which would amend the Archipelago Certificate of Incorporation to incorporate the Ownership Limitation, the Voting Limitation and the Nonvoting Agreement Prohibition described in Rule 3.4(a) and (b) of PCX, and the implementation provisions that are substantially similar to those set forth in Rule 3.4(d) of PCX or, in each case, substantially similar amendments (the “Conforming Charter Amendments”), which will be proposed by the board of directors of Archipelago to the stockholders of Archipelago for their approval after the date hereof.

(e)    Appointment of a Proxy.

(i)    To further the purposes and effect of Sections 3(c)(ii) and 3(d) of this Agreement, each of the OTP Entity and each OTP Associate hereby specifically and irrevocably authorizes each of Gerald D. Putnam, Nelson Chai, Kevin J.P. O’Hara and any other person or persons designated by the board of directors of Archipelago, or any of their respective substitutes, as proxies, each with the power of substitution, to represent and vote all shares of the Common Stock owned by such OTP Entity or OTP Associate, as the case may be, with all the powers that the OTP Entity or OTP Associate would possess, in each case in the manner and under the circumstances set forth in Sections 3(c)(ii) and 3(d) of this Agreement.

(ii)   For the avoidance of doubt and without limitation to anything else set forth in this Agreement:  (v) each of the OTP Entity and each OTP Associate has full power and authority to grant, and has duly authorized, this proxy; (w) this proxy is valid and binding upon each of the OTP Entity and each OTP Associate; (x) each of the OTP Entity and each OTP Associate agrees that the proxy granted hereby shall be enforceable in accordance with its terms and the terms of this Agreement, shall be irrevocable commencing on the date hereof and shall not be terminable by operation of law, dissolution, bankruptcy or insolvency of the OTP Entity or such OTP Associate, as the case may be, or for any other reason, until the termination of this Agreement pursuant to its terms; (y)  each of the OTP Entity and each OTP Associate further agrees that this proxy is expressly stated and deemed to be coupled with an interest sufficient to support this irrevocable proxy;  and (z) to the extent (if any) any provision of this proxy is deemed invalid or unenforceable by its scope but may be made valid or enforceable by limitations hereon, each of the OTP Entity and each OTP Associate intends that this proxy shall be valid and enforceable to the fullest extent permitted by law.

(f)    Further Assurances.   Each of the OTP Entity and each OTP Associate hereby agrees not to commit or agree to take any of the foregoing actions or take any action (other than any actions that are expressly permitted by this Agreement) that would have the effect of preventing, impeding, interfering with or adversely affecting the OTP Entity’s or OTP Associate’s ability to perform its obligations under this Agreement.

(g)    Disposition of Shares.   For the avoidance of doubt, notwithstanding anything in this Agreement to the contrary, the OTP Entity and each OTP Associate may dispose of its respective Shares at any time in accordance with the provisions of the certificate of incorporation and bylaws of Archipelago and applicable law.

Section 4.               Additional Associated Persons.   The OTP Entity hereby agrees that it will cause each “associated person” (as defined in Section 3(a)(18) of the Exchange Act) of the OTP Entity, other than the OTP Associates that are parties hereto, to become a party to this Agreement within five calendar days of such person (a) acquiring beneficial ownership of shares of Common Stock or (b) entering into any agreement, plan or other arrangement relating to the voting or ownership of any shares of Common Stock.

Section 5.               Additional Shares.

(a)   If, after the date hereof, the OTP Entity or any OTP Associate acquires beneficial ownership of any additional shares of capital stock or other voting stock of Archipelago (or any shares of capital stock or other voting stock in the event that the OTP Entity or such OTP Associate does not own any Shares as of the date hereof) (any such shares, “Additional Shares”), including upon exercise of any option, warrant or other right to acquire shares of capital stock or other voting stock of Archipelago or through any stock dividend or stock split, the provisions of this Agreement applicable to the Shares (including, without limitation, the respective representations, warranties and covenants contained in this Agreement) shall thereafter be applicable to such Additional Shares as if such Additional Shares had been Shares of the OTP Holder or such OTP Associate, as the case may be, as of such date. The provisions of the immediately preceding sentence shall be effective with respect to Additional Shares, without action by any person or entity, immediately upon the acquisition by the OTP Entity or such OTP Associate of beneficial ownership of such Additional Shares.

(b)   The OTP Entity or the relevant OTP Associate shall promptly notify Archipelago in the event of its acquisition of any Additional Shares, in accordance with Section 13 of this Agreement.

Section 6.               Disclosure.   Each of the OTP Entity and each OTP Associate hereby authorizes Archipelago and PCX to disclose in any document furnished to the staff of, or publicly filed with, the Securities and Exchange Commission its identity and ownership of shares of Common Stock and the nature of its commitments, arrangements and understandings pursuant to this Agreement.

Section 7.               Severability.   The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 8.               Executed in Counterparts.   This Agreement may be executed in separate counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

Section 9.               Specific Performance.   Each of the OTP Entity and each OTP Associate acknowledges and agrees that its covenants, obligations and agreements contained in this Agreement relate to special, unique and extraordinary matters, and that Archipelago and PCX would be irreparably damaged as a result of any violation of such covenants, obligations and agreements contained in this Agreement. Therefore, the OTP Entity and each OTP Associate agrees that:  (a) each of Archipelago and PCX shall be entitled to an injunction, restraining order or such other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to restrain the OTP Entity or OTP Associate, as appropriate, from committing any violation of such covenants, obligations or agreements; and (b) the OTP Entity or such OTP Associate, as the case may be, shall not contest the entry of such injunction, restraining order or other equitable relief on the basis that there is a remedy available in law or that equitable relief is not otherwise warranted or permitted.

Section 10.        Governing Law; Submission to Jurisdiction.

(a)   This Agreement shall be deemed to be made in, and in all respects shall be interpreted, construed and governed by, and enforced in accordance with, the domestic laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(b)   Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by any other party hereto or its successors or assigns shall be brought and determined in the state and federal courts of the State of Delaware, and each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the courts of the State of Delaware and the Federal courts of the United States of America located in the State of Delaware.

(c)   Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, any claim (i) that it is not personally subject to the jurisdiction of the aforesaid courts for any reason, (ii) that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such court (whether through service of judgment, execution of judgment, or otherwise), or (iii) to the fullest extent permitted by applicable law, that (x) the suit, action or proceeding in such court is brought in an inconvenient forum, (y) the venue of such suit, action or proceeding is improper or (z) this Agreement, or the subject matter hereof, may not be enforced in or by the aforesaid courts.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO

REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.

Section 11.        Amendments; Waivers, etc.   This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement by all parties hereto. No provision of this Agreement may be waived, discharged or terminated other than by an instrument in writing signed by the party against whom the enforcement of such waiver, discharge or termination is sought.

Section 12.        Successors and Assigns; No Third-Party Beneficiaries.   This Agreement shall not be assignable or otherwise transferable by the OTP Entity or any OTP Associate without the prior consent of Archipelago and PCX, and any attempt to so assign or otherwise transfer this Agreement by the OTP Entity or any OTP Associate, as the case may be, without such consent shall be void and of no effect. This Agreement shall be binding upon the respective heirs, legal representatives and permitted transferees of the parties hereto. Nothing in this Agreement shall be construed as giving any person, other than the parties hereto and their heirs, legal representatives and permitted transferees, any right, remedy or claim under or in respect of this Agreement or any provision hereof. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 13.        Notices.   Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by facsimile:

(a)    If to Archipelago or PCX, to:

Archipelago Holdings, Inc.
100 S. Wacker Drive, Suite 1800
Chicago, Illinois  60606
Tel:  (312) 960-1696
Fax:  (312) 442-7111
Attn:  Chief Administrative Officer, General Counsel
and Corporate Secretary

(b)   If to the OTP Entity, at the address or facsimile number set forth under the OTP Entity’s name on Exhibit A hereto, and if to an OTP Associate, at the address or facsimile number set forth under such OTP Associate’s name on Exhibit A hereto; and, in each case of paragraphs (a), (b) and (c), to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

Section 14.        Termination.

(a)   Sections 2 through 7 of this Agreement shall terminate at such time as the earlier of the following shall occur:  (i) the OTP Entity ceases being an OTP Holder or OTP Firm, as appropriate, of PCX; (ii) the OTP Entity becomes an ETP Holder; (iii) (x) the Conforming Charter Amendments shall become effective pursuant to the terms of the Archipelago Certificate of Incorporation and shall be filed with and approved by the SEC and (y) the related rules of PCX shall be duly amended to remove the requirement to enter into this Agreement and shall be filed with and approved by the SEC; or (iv) the SEC shall approve the termination of this Agreement.

(b)   With respect to any OTP Associate, in addition to the provision of paragraph (a) above, Sections 2 through 6 of this Agreement shall terminate for such OTP Associate at such time as such OTP Associate ceases to be an “associated person” (as defined in Section 3(a)(18) of the Exchange Act) of the OTP Entity.

(c)   Sections 6 through 16, inclusive, of this Agreement shall survive the termination of this Agreement.

(d)   No party hereto shall be relieved from any liability for intentional breach of this Agreement by reason of any such termination.

Section 15.        Expenses and Indemnification.

(a)   Except as set forth in clause (b) below, all costs and expenses (including, without limitation, attorneys’ fees (if any)) incurred in connection with this Agreement shall be paid by the party incurring such expense.

(b)   The OTP Entity agrees that it will indemnify and hold harmless each of Archipelago, PCX and their affiliates against any costs or expenses (including, without limitation, reasonable attorneys’ fees and disbursements and fees and disbursements of other third parties), judgments, fines, losses, claims, damages or liabilities (together, “Losses”) arising out of or pertaining to the violation of this Agreement by the OTP Entity (including, without limitation, the OTP Entity’s failure to comply with Section 4 of this Agreement) or any OTP Associate, including, without limitation, all Losses related to the enforcement of the terms of this Agreement by Archipelago, PCX or any of their affiliates.

Section 16.        Integration.   This Agreement (together with the rules of PCX, the Archipelago Certificate of Incorporation and bylaws of Archipelago, to the extent referenced herein), including all exhibits hereto, constitutes the full and entire understanding and agreement of the parties with respect to the subject matter hereof and thereof and supersedes any and all prior understandings or agreements relating to the subject matter hereof and thereof.

Section 17.        Interpretation.   References in this Agreement (except as specifically otherwise defined) to “affiliates” shall mean, as to any person, any other person that, directly or indirectly, controls, or is controlled by, or is under common control with, such person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise. References in this Agreement to “person” shall mean an individual, a corporation, a partnership, an association, a trust or any other entity, group (as such term is used in Section 13 of the Exchange Act) or organization, including a governmental body or authority. Whenever the word “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ARCHIPELAGO HOLDINGS, INC.
By:
Name:
Title:
PACIFIC EXCHANGE, INC.
By:
Name:
Title:
OTP ENTITY
By:
Name:
Title:
OTP ASSOCIATES
By:
Name:
Title:

[Signature Page to the Ownership and Voting Agreement and Proxy]

Exhibit A

OTP Entity

Name	Address	Facsimile

OTP Associates

Name	Address	Facsimile

A-1

Exhibit B-1
Ownership of Shares by the OTP Entity

Name	Number of Shares

B-1-1

Exhibit B-2
Ownership of Shares by OTP Associates

Name	Number of Shares

B-2-1

Exhibit C-1
Voting Agreements of the OTP Entity

C-1-1

Exhibit C-2
Voting Agreements of OTP Associates

C-2-1

Annex B

SECURITIES AND EXCHANGE COMMISSION
(Release No. 34-52497; File No. SR-PCX-2005-90)

September 22, 2005

Self-Regulatory Organizations; Pacific Exchange, Inc.; Order Granting Approval of Proposed Rule Change and Amendment No. 1 Thereto and Notice of Filing and Order Granting Accelerated Approval to Amendment No. 2 to the Proposed Rule Change to Amend the Certificate of Incorporation of PCX Holdings, Inc., PCX Rules, and the Bylaws of Archipelago Holdings, Inc. in Relation to the Acquisition of PCX Holdings by Archipelago Holdings

I.   Introduction

On August 1, 2005, the Pacific Exchange, Inc. (“PCX” or the “Exchange”) filed with the Securities and Exchange Commission (“Commission”), pursuant to Section 19(b)(1) of the Securities Exchange Act of 1934, as amended (“Act”)(1) and Rule 19b-4 thereunder, (2) a proposed rule change to amend the certificate of incorporation of PCX Holdings, Inc. (“PCXH”), the PCX rules, and the bylaws of Archipelago Holdings, Inc. (“Archipelago”) in relation to the acquisition of PCXH by Archipelago. On August 10, 2005, the Exchange filed Amendment No. 1 to the proposed rule change. The proposed rule change, as amended, was published for comment in the Federal Register on August 18, 2005.(3) The Commission received one comment on the proposal.(4) On September 16, 2005, the Exchange filed Amendment No. 2 (“Amendment No. 2”) to the proposed rule change.(5)  This order approves the proposed rule change, grants accelerated approval to Amendment No. 2 to the proposed rule change, and solicits comments from interested persons on Amendment No. 2.

(1)   15 U.S.C. 78s(b)(1).

(2)          17 CFR 240.19b-4.

(3)          See Securities Exchange Act Release No. 52249 (August 12, 2005), 70 FR 48611 (“Notice”).

(4)          See electronic mail sent to the Division of Enforcement and the Division of Market Regulation on September 13, 2005 from “A Concerned Stakeholder.”

(5)          In Amendment No. 2, the Exchange: (1) revised its Form 19b-4 to reflect actions by the stockholders of PCXH approving the Merger Agreement (as defined below) on September 13, 2005, thereby completing the last necessary corporate action; (2) made certain technical, non-substantive corrections to the text of the proposed rule change; (3) clarified the scope of the term “real-time market surveillance” in its discussion of the scope of the regulatory agreement between PCX and NASD pursuant to Rule 17d-2 under the Act; (4) clarified the relationship between Archipelago and Wave Securities, L.L.C (“Wave”); Archipelago and Terra Nova Trading, L.L.C. (“Terra Nova”); Terra Nova and TAL Financial Services, LLC (“TAL”); and Archipelago and White Cap Trading LLC (“White Cap”) in relation to its requests for exceptions from PCXH’s ownership and voting limitations included in the Notice; (5) provided that the temporary exception it requested for Wave in the Notice would be subject to a condition that Archipelago continue to maintain and comply with its existing information barriers; (6) included a request for a temporary exception from the PCXH ownership and voting requirements for the “inbound routing” function of its wholly owned subsidiary Archipelago Trading Services, Inc. (“Arca Trading”) and the related clearing function performed by Archipelago Securities, L.L.C. (“Archipelago Securities”), subject to certain conditions; (7) requested an exception on a 60 day pilot basis for Archipelago to continue to own and operate an alternative trading system (“ATS”) for the trading of over-the-counter bulletin board securities not traded on any exchange; (8) requested an exception on a pilot basis until the earlier of (a) 60 days and (b) the closing of the pending merger between Archipelago and the New York Stock Exchange, Inc. (“NYSE”) for

II.   Description of the Proposal

On January 3, 2005, PCXH, Archipelago and New Apple Acquisitions Corporation (“Merger Sub”), a newly formed wholly owned subsidiary of Archipelago, entered into an Agreement and Plan of Merger,(6) pursuant to which Archipelago agreed to acquire PCXH and all of PCXH’s wholly owned subsidiaries, including PCX and PCX’s equities business subsidiary, PCX Equities, Inc. (“PCXE”), by way of a merger under Delaware law of the Merger Sub with and into PCXH, with PCXH as the surviving corporation (the “Merger”).(7) The purpose of the proposed rule change is to amend the certificate of incorporation of PCXH (“Certificate of Incorporation of PCXH”), certain rules of the PCX, and the bylaws of Archipelago (“Archipelago Bylaws”) to facilitate the consummation of the Merger.

A.   Corporate Structure and Governance

PCXH, as the surviving corporation in the Merger, will become a direct, wholly owned subsidiary of Archipelago (the post-Merger PCXH is referred to herein as the “New PCXH”). The Certificate of Incorporation of PCXH as in effect immediately prior to the Effective Time will be amended pursuant to the Merger Agreement, as described in this proposed rule change, and as so amended will be the certificate of incorporation of the New PCXH. The bylaws of PCXH as in effect immediately prior to the Effective Time will be the bylaws of the New PCXH. The directors of the Merger Sub at the Effective Time will become directors of the New PCXH and the officers of PCXH at the Effective Time will become officers of the New PCXH.

As represented by PCX in the Notice, except as described in the Notice or otherwise approved by the Commission, the Merger will not affect the internal corporate structure of PCXH or the regulatory relationship of PCX and PCXE to Archipelago Exchange, L.L.C. (“ArcaEx”), the exclusive equities trading facility of PCX and PCXE. PCX will remain a wholly owned subsidiary of the New PCXH, will continue operating the options business of the Exchange, and will retain the self-regulatory organization responsibility for the options business and for PCX’s equities business subsidiary, PCXE. ArcaEx will remain the exclusive equities trading facility of PCX and PCXE and the Amended and Restated Facility Services Agreement among Archipelago, PCX and PCXE, dated as of March 22, 2002, which currently governs the regulatory relationship of PCX and PCXE to ArcaEx (the “FSA”), will remain in full force and effect in its current form. Except as otherwise discussed herein, PCXE’s operations, governance structure, or rules will not be affected by the Merger. After the Merger, the board of directors of PCX and PCXE will continue to meet the compositional requirements set forth in the certificate of incorporation and bylaws of PCX and PCXE.

         Archipelago to be able to continue to own and operate, through Archipelago Securities, a service that provides direct connectivity to the NSYE through DOT access; and (9) requested accelerated approval of Amendment No. 2.

(6)          On July 22, 2005, PCXH, Archipelago and Merger Sub amended and restated the Original Merger Agreement (the agreement, as so amended, is referred to herein as the “Merger Agreement”).

(7)          The closing of the Merger is referred to herein as the “Effective Time” of the Merger.

B.   Self-Regulatory Function of PCX and Regulatory Jurisdiction over Archipelago

Certain provisions of Archipelago’s current certificate of incorporation (“Certificate of Incorporation of Archipelago”) are designed to facilitate the ability of PCX, PCXE, and the Commission to fulfill their regulatory and oversight obligations under the Act.(8) All but one of these provisions remain applicable only for so long as ArcaEx remains a facility (as defined in Section 3(a)(2) of the Act)(9) of PCX and PCXE and the FSA remains in full force and effect. PCX represents that following completion of the Merger, ArcaEx will remain the exclusive equities trading facility of PCX and PCXE, and the FSA will remain in full force and effect in its current form. In order to assure, however, the continued force and effect of these provisions in the event of any change in the relationship of PCX and PCXE to ArcaEx or the effectiveness of the FSA after completion of the Merger, PCX proposes to amend the Archipelago Bylaws to provide that Archipelago will not take any action, and will not permit any of its subsidiaries (which will include PCXH, PCX, and PCXE, as well as ArcaEx) to take any action that will cause (i) ArcaEx to cease to be a facility of PCX and PCXE, or (ii) the FSA to cease to be in full force and effect, unless each provision in the Certificate of Incorporation of Archipelago that is subject to the limitation described above is amended to provide that such provision shall remain in full force and effect whether or not ArcaEx remains a facility of PCX and PCXE or the FSA is in full force and effect.(10)

(8)          See Sections IV.A and IV.D of Securities Exchange Act Release No.50170 (August 9, 2004), 69 FR 50419 (August 16, 2004) (order approving a proposed rule change in connection with the initial public offering of Archipelago) (“August 2004 Order”). These provisions include paragraphs (C)(3)(y), (D)(2), (D)(2)(a) and (H)(3) of Article Fourth, the third paragraph of Article EIGHTH, the penultimate paragraph of Article TENTH, and Articles THIRTEENTH, FOURTEENTH, FIFTEENTH, SIXTEENTH, SEVENTEENTH, EIGHTEENTH and NINETEENTH of the Certificate of Incorporation of Archipelago. See also Section 6.8(b) of the Archipelago Bylaws.

(9)          15 U.S.C. 78c(a)(2).

(10)   Archipelago Bylaws, Proposed Section 6.8(c). The foregoing bylaw provision may not be amended, modified or repealed unless such amendment, modification or repeal is (i) filed with and approved by the Commission or (ii) approved by Archipelago stockholders voting not less than 80% of the then outstanding votes entitled to be cast in favor of any such amendment, modification or repeal. Archipelago Bylaws, Proposed Section 6.8(g). In addition, the Archipelago Bylaws will continue to provide that before any amendment to the bylaws shall be effective, such amendment shall be submitted to the Board of Directors of PCX and if such Board shall determine that the same is required, under Section 19 of the Act and the rules promulgated thereunder, to be filed with, or filed with and approved by, the Commission before such amendment may be effective under Section 19 of the Act and the rules promulgated thereunder, then such amendment shall not be effective until filed with, or filed with and approved by, the Commission, as the case may be. Archipelago Bylaws, Proposed Section 6.8(b).

PCX also proposes to amend Section 6.8(b) of the Archipelago Bylaws to eliminate the restriction that the provision applies only for so long as ArcaEx remains a facility of PCX and PCXE and the FSA is in full force and effect.

In addition, certain provisions of the current Certificate of Incorporation of Archipelago apply only to the extent that their requirements relate to ArcaEx.(11) Following completion of the Merger, PCX and PCXE will become wholly owned subsidiaries of Archipelago. To also apply these provisions to the operations of PCX and PCXE, PCX proposes to amend the Archipelago Bylaws to provide that:(12)

•       Archipelago’s books and records shall be subject at all times to inspection and copying by PCX and PCXE to the extent such books and records are related to the operation and administration of PCX or PCXE;(13)

•       Archipelago shall take reasonable steps necessary to cause its agents to cooperate with PCX and PCXE pursuant to their regulatory authority with respect to such agents’ activities related to PCX or PCXE;(14)

•       Archipelago shall take reasonable steps necessary to cause its officers, directors and employees prior to accepting a position as an officer, director or employee, as applicable, of Archipelago to consent in writing to the applicability to them of certain specified provisions of the Certificate of Incorporation of Archipelago with respect to their activities related to PCX or PCXE;(15) and

(11)   Certificate of Incorporation of Archipelago, Article THIRTEENTH (relating to the submission by Archipelago and its officers, directors, and certain employees to the jurisdiction of the United States federal courts, the Commission, and PCX for matters arising out of or relating to the activities of ArcaEx); Article FOURTEENTH (providing for the inspection and copying by PCX and PCXE of Archipelago’s books and records as they relate to the operation and administration of ArcaEx as a facility of PCX and PCXE); Article SEVENTEENTH (requiring Archipelago to take reasonable steps necessary to cause its agents to cooperate with PCX and PCXE with respect to such agents’ activities related to ArcaEx); and Article EIGHTEENTH (requiring that Archipelago cause its officers, directors, and employees to consent to the applicability to them of certain provisions of the Certificate of Incorporation of Archipelago in connection with their activities related to ArcaEx).

(12)   The following proposed bylaw provisions may not be amended, modified or repealed unless such amendment, modification or repeal is (i) filed with and approved by the Commission or (ii) approved by Archipelago stockholders voting not less than 80% of the then outstanding votes entitled to be cast in favor of any such amendment, modification or repeal. Archipelago Bylaws, Proposed Section 6.8(g).

(13)   Archipelago Bylaws, Proposed Section 6.8(e)(i).

(14)   Archipelago Bylaws, Proposed Section 6.8(e)(ii).

(15)   Archipelago Bylaws, Proposed Section 6.8(e)(iii).

•       Archipelago, its directors and officers, and those of its employees whose principal place of business and residence is outside the United States, shall be deemed to irrevocably submit to the exclusive jurisdiction of the United States federal courts, the Commission and PCX for the purposes of any suit, action or proceeding pursuant to the United States federal securities laws, and the rules and regulations thereunder, arising out of, or relating to, the activities of PCX or PCXE, and Archipelago and each such director, officer or employee, in the case of any such director, officer or employee by virtue of his acceptance of any such position, shall be deemed to waive, and agree not to assert by way of motion, as a defense or otherwise in any suit, action or proceeding, any claims that it or they are not personally subject to the jurisdiction of the Commission, that the suit, action or proceeding is an inconvenient forum or that the venue of the suit, action or proceeding is improper, or that the subject matter thereof may not be enforced in or by such courts or agency.(16)

In addition, Archipelago represents in the Notice that, prior to the earlier of (1) the 2006 annual general meeting of Archipelago stockholders and (2) the first meeting of Archipelago stockholders to occur after the closing of the Merger (other than any meeting or meetings of Archipelago stockholders convened for the purpose of considering and approving the merger of Archipelago and the NYSE), that its board of directors will:  (a) propose amendments to the Certificate of Incorporation of Archipelago to (i) extend the application of voting and ownership limitations imposed on ETP Holders currently contained in the Certificate of Incorporation of Archipelago to OTP Holders and OTP Firms; (ii) delete the phrase “[f]or so long as ArcaEx remains a Facility of PCX and PCXE and the FSA remains in full force and effect” from each paragraph that contains such language;(17) and (iii) incorporate amendments to the provisions of the Certificate of Incorporation of Archipelago that are currently limited to activities of ArcaEx to cover activities of PCX and PCXE, as noted above;(18) (b) declare the advisability of such amendments; and (c) direct such amendments be submitted for stockholder approval at the earlier of (1) the 2006 annual meeting of Archipelago stockholders and (2) the first meeting of Archipelago stockholders to occur after the closing of the Merger (other than any meeting or meetings of Archipelago stockholders convened for the purpose of considering and approving the merger of Archipelago and the NYSE).(19)

(16)   Archipelago Bylaws, Proposed Section 6.8(e)(iv). Archipelago undertakes to take reasonable steps necessary to cause Archipelago’s directors and officers and those Archipelago employees whose principal place of business and residence is outside the United States prior to accepting a position as an officer, director or employee, as applicable, of Archipelago to consent in writing to the applicability to them of this provision. Archipelago also undertakes that it will take reasonable steps necessary to cause Archipelago’s current directors and officers and those current Archipelago employees whose principal place of business and residence is outside the United States to consent in writing prior to the consummation of the Merger to the applicability to them of this provision. See Notice, supra note 3.

(17)   Paragraphs (C)(3)(y), (D)(2), (D)(2)(a) and (H)(3) of Article FOURTH, the third paragraph of Article EIGHTH, the penultimate paragraph of Article TENTH, Article THIRTEENTH, Article FOURTEENTH, Article FIFTEENTH, Article SIXTEENTH, Article SEVENTEENTH and Article NINETEENTH of the Certificate of Incorporation of Archipelago include this language.

(18)   Articles THIRTEENTH, FOURTEENTH, SEVENTEENTH AND EIGHTEENTH of the Certificate of Incorporation of Archipelago would need to be so amended. See supra notes 13 to 16 and accompanying text.

(19)   See Notice, supra note 3.

C.   Change of Control of PCX; Voting and Ownership Limitations

The current Certificate of Incorporation of PCXH provides that (1) no person (“Person”)(20) either alone or together with its related persons (“Related Persons”), (21) may own shares constituting more than 40% of the outstanding shares of capital stock of PCXH,(22) and (2) no trading permit holder of PCX or equities trading permit holder of PCXE, either alone or together with its Related Persons, may own shares constituting more than 20% of the outstanding shares of capital stock of PCXH(23) In addition, the Certificate of Incorporation of PCXH provides that no Person, either alone of together with its Related Persons, may vote, possess the right to vote or cause the voting of shares representing more than 20% of the issued and outstanding capital stock of PCXH, and also places limitations on the ability of any person, either alone or together with its Related Persons, to enter into an agreement with respect to the withholding of any vote or proxy.(24)

1.   Exceptions to PCXH Ownership and Voting Restrictions

As a result of the Merger, Archipelago will own 100% of the capital stock of PCXH. Thus, absent an exception, Archipelago and its Related Persons, some of which are ETP Holders, would exceed these ownership and voting limitations in violation of the current Certificate of Incorporation of PCXH. The proposed rule change therefore would amend the Certificate of Incorporation of PCXH to create an exception to the voting and ownership limitations for Archipelago and certain Related Persons of Archipelago to permit Archipelago to own 100% of the capital stock of PCXH.(25)

(20)   Certificate of Incorporation of PCXH, Article Nine, Section 1(b)(iv), defines “person” as an individual, partnership (general or limited), joint stock company, corporation, limited liability company, trust or unincorporated organization, or any governmental entity or agency or political subdivision thereof.

(21)   Certificate of Incorporation of PCXH, Article Nine, Section 1(b)(iv), defines “related person” to be (1) with respect to any person, all “affiliates” and “associates” of such person (as such terms are defined in Rule 12b-2 under the Act); (2) with respect to any person constituting a trading permit holder of PCX or an equities trading permit holder of PCXE, any broker dealer with which such holder is associated; and (3) any two or more persons that have any agreement, arrangement or understanding (whether or not in writing) to act together for the purpose of acquiring, voting, holding or disposing of shares of the capital stock of PCXH.

(22)   Certificate of Incorporation of PCXH, Article Nine, Section 1(b)(i). Such restriction may be waived by the board of directors of PCXH pursuant to an amendment to the Bylaws of PCXH adopted by the board after making certain findings and following certain procedures as described in more detail in the Notice, supra note 3, and in Securities Exchange Act Release No. 49718 (May 17, 2004), 69 FR 29611 (May 24, 2004) (the “May 2004 Order”). Certificate of Incorporation of PCXH, Article Nine, Sections 1(b)(i)(B) and 1(b)(i)(C).

(23)   Certificate of Incorporation of PCXH, Article Nine, Section 1(b)(ii). There is no provision allowing the board to waive this restriction.

(24)   Certificate of Incorporation of PCXH, Article Nine, Section 1(c). These restrictions were approved in connection with the 2004 demutualization of PCXH. See May 2004 Order, supra note 22, for a more detailed discussion of the current restrictions in the Certificate of Incorporation of PCXH.

(25)   Certificate of Incorporation of PCXH, Proposed Article Nine, Section 4.

In particular, the proposed rule change would add a new paragraph at the end of Article Nine of the Certificate of Incorporation of PCXH that would provide that, for so long as Archipelago directly owns all of the outstanding capital stock of PCXH, the provisions of Article Nine, including the ownership and voting limitations with respect to shares of PCXH capital stock, would not be applicable to the voting and ownership of shares of PCXH capital stock by (1) Archipelago, (2) any person that is a Related Person of Archipelago, either alone or together with its related persons, and (3) any other person to which Archipelago is a Related Person, either alone or together with its Related Persons. These exceptions to the ownership and voting limitations, however, would not apply to “prohibited persons.”(26)

“Prohibited persons” would be defined to mean any person that is, or that has a related person that is (1) an OTP Holder or an OTP Firm (as such terms are defined in the rules of PCX, as such rules may be in effect from time to time)(27) or (2) an ETP Holder (as such term is defined in the rules of PCX, as such rules may be in effect from time to time),(28) except: (A) any broker or dealer approved by the Commission after June 20, 2005 to be a facility (as defined in Section 3(a)(2) of the Act)(29) of PCX; (B) any person that has been approved by the Commission prior to it becoming subject to the provisions of Article Nine of the Certificate of Incorporation of PCXH with respect to the voting and ownership of shares of PCXH capital stock by such person; and (C) any person that is a related person of Archipelago solely by reason of beneficially owning, either alone or together with its Related Persons, less than 20% of the outstanding shares of Archipelago capital stock (any person covered by (A) through (C) is referred to as a “permitted person” in proposed Section 4 of Article Nine of the Certificate of Incorporation of PCXH).(30) The proposed Section 4 of Article Nine of the Certificate of Incorporation of PCXH would further provide that any other prohibited person not covered by the definition of a permitted person who would be subject to and exceed the voting and ownership limitations imposed by Article Nine as of the date of the closing of the Merger would be permitted to exceed the voting and ownership limitations imposed by Article Nine only to the extent and for the time period approved by the Commission.(31)

(26)   Id.

(27)   PCX Rule 1.1(q) defines an “OTP Holder” to mean any natural person, in good standing, who has been issued an Options Trading Permit (“OTP”) by the Exchange for effecting approved securities transactions on the Exchange’s trading facilities, or has been named as a Nominee. PCX Rule 1.1(n) defines a “Nominee” to mean an individual who is authorized by an “OTP Firm” (a sole proprietorship, partnership, corporation, limited liability company or other organization in good standing who holds an OTP or upon whom an individual OTP Holder has conferred trading privileges on the Exchange’s trading facilities) to conduct business on the Exchange’s trading facilities and to represent such OTP Firm in all matters relating to the Exchange.

(28)   PCXE Rule 1.1(n) defines an “ETP Holder” to mean any sole proprietorship, partnership, corporation, limited liability company or other organization in good standing that has been issued an Equity Trading Permit, a permit issued by the PCXE for effecting approved securities transactions on the trading facilities of PCXE.

(29)   Section 3(a)(2) defines the term “facility,” when used with respect to an exchange, to include its premises, tangible or intangible property whether on the premises or not, any right to the use of such premises or property or any service thereof for the purpose of effecting or reporting a transaction on an exchange (including, among other things, any system of communication to or from the exchange, by ticker or otherwise, maintained by or with the consent of the exchange), and any right of the exchange to the use of any property or service. 15 U.S.C. 78c(a)(2)

(30)   Certificate of Incorporation of PCXH, Proposed Article Nine, Section 4.

(31)   Id.

a.   Outbound Router

Archipelago Securities is a registered broker-dealer, a member of the National Association of Securities Dealers, Inc. (“NASD”), and an ETP Holder. Archipelago Securities currently provides an optional routing service for ArcaEx to route orders to other securities exchanges, facilities of securities exchanges, automated trading systems, electronic communications networks or other brokers or dealers (collectively, “Market Centers”) from ArcaEx in compliance with PCXE rules (such function of Archipelago Securities is referred to as the “Outbound Router”). In its capacity as an Outbound Router, Archipelago Securities operates and is regulated as a facility of PCX.(32) As such, the Outbound Router function of Archipelago Securities is subject to PCX’s and the Commission’s continuing oversight. In particular, PCX is responsible for filing with the Commission rule changes and fees relating to the Outbound Router function, and for ensuring that the Outbound Router complies with the requirement not to unfairly discriminate.(33) Archipelago intends to continue to own and operate Archipelago Securities following the closing of the Merger. The proposed operation of Archipelago Securities as an Outbound Router after the closing of the Merger will not change from the way it is administered and operated today.(34)

After the closing of the Merger, Archipelago’s continued ownership of Archipelago Securities would cause Archipelago Securities to exceed the ownership and voting limitations contained in Article Nine of the Certificate of Incorporation of PCXH (because Archipelago Securities is an ETP Holder and a Related Person of Archipelago), absent an exception. Pursuant to the proposed exception in proposed Article Nine, Section 4 of the Certificate of Incorporation of PCXH for a Related Person of Archipelago that is a broker or dealer approved by the Commission after June 20, 2005 to be a facility of PCX, PCX has proposed that the Commission approve Archipelago Securities, a wholly owned subsidiary of Archipelago, to be a facility (as defined in Section 3(a)(2) of the Act) of PCX, subject to the following:

•       PCX will continue to regulate the Outbound Router function of Archipelago Securities as a facility of the Exchange, subject to Section 6 of the Act.

(32)   Archipelago Securities was approved by the Commission to operate as a facility of PCXE on October 25, 2001 in connection with the Commission’s approval of the rules of PCX establishing ArcaEx as a facility of PCXE. See Securities Exchange Act Release No. 44983 (October 25, 2001), 66 FR 55225 (November 1, 2001) (the “Original Outbound Router Release”). The name of the order routing broker-dealer was originally Wave Securities, L.L.C. as approved by the Commission in the Original Outbound Router Release.

(33)   See, e.g., Section 6(b)(5) of the Act, 15 U.S.C. 78f(b)(5).

(34)   As an Outbound Router, Archipelago Securities will continue to receive instructions from ArcaEx, route orders to other Market Centers in accordance with those instructions and be responsible for reporting resulting executions back to ArcaEx. In addition, all orders routed through Archipelago Securities would remain subject to the terms and conditions of PCXE rules. See Notice, supra note 3, and Original Outbound Router Release, supra note 32, at 55233-55235 (describing the operation of the order routing broker-dealer approved by the Commission).

•       The NASD, a self-regulatory organization (“SRO”) unaffiliated with Archipelago or any of its affiliates, will continue to carry out oversight and enforcement responsibilities as the Designated Examining Authority (“DEA”) designated by the Commission pursuant to Rule 17d-1 of the Act with the responsibility for examining Archipelago Securities for compliance with the applicable financial responsibility rules.

•       The agreement between the NASD and PCX currently in place pursuant to Rule 17d-2 under the Act(35) (the “NASD PCX Agreement”) will remain in full force and effect and PCX will continue to abide by the terms of such agreement. The NASD PCX Agreement allocates to the NASD the responsibility to receive regulatory reports from Archipelago Securities, to examine Archipelago Securities for compliance and to enforce compliance by Archipelago Securities with the Act, the rules and regulations thereunder and the rules of the NASD, and to carry out other specified regulatory functions with respect to Archipelago Securities.

•       PCX will amend the NASD PCX Agreement within 90 days of the Commission’s approval of this proposed rule change(36) to expand the scope of the NASD’s regulatory functions so as to encompass all of the regulatory oversight and enforcement responsibilities with respect to Archipelago Securities pursuant to applicable laws, except for real-time market surveillance.(37)

•       An ETP Holder’s use of Archipelago Securities to route orders to another Market Center from ArcaEx will continue to be optional. Any ETP Holder that does not want to use Archipelago Securities may use other routers to route orders to other Market Centers.(38)

•       Archipelago Securities will not engage in any business other than its Outbound Router function (including, in that function, the self-clearing functions that it currently performs for trades with respect to orders routed to other Market Centers) and other activities approved by the Commission.

(35)   Rule 17d-2 provides that any two or more SROs may file with the Commission a plan for allocating among such SROs the responsibility to receive regulatory reports from persons who are members or participants of more than one of such SROs to examine such persons for compliance, or to enforce compliance by such persons, with specified provisions of the Act, the rules and regulations thereunder, and the rules of such SROs, or to carry out other specified regulatory functions with respect to such persons. 17C FR 240.17d-2.

(36)   See Amendment No.2.

(37)   In Amendment No.2, PCX clarified that “real-time market surveillance” means marketplace regulation and marketplace surveillance, including surveillance and enforcement related to PCXE trading rules, PCX and PCXE rules relating to trading on ArcaEx, and Commission rules relating to trading.

(38)   An ETP Holder may chose to route an order to ArcaEx that, if not executable on ArcaEx, will be cancelled and returned to the ETP Holder, at which time the ETP Holder could chose to route the order to another market.

Those ETP Holders who choose to use the Outbound Router function provided by Archipelago Securities must sign an Archipelago Securities Routing Agreement. Importantly, among other things, the Archipelago Securities Routing Agreement provides that all orders routed through Archipelago Securities are subject to the terms and conditions of PCXE rules. See Archipelago Securities Routing Agreement, http://tradearca.com/exchange/pdfs/ETPApplication.pdf (as of September 20, 2005).

b.           Inbound Router

As noted above in this Section II.C.1., the proposed rule change includes an exception to the ownership and voting restrictions in the Certificate of Incorporation of PCXH to allow any Related Person of Archipelago that is a prohibited person not covered by the definition of a permitted person to exceed these voting and ownership limitations only to the extent and for the time period approved by the Commission.(39) Archipelago wholly owns and operates two other ETP Holders, Wave and Arca Trading.(40)  Wave acts as an introducing broker for institutional customers to provide access to ArcaEx and other market centers.(41)  Arca Trading acts as an introducing broker for non-ETP Holder broker-dealer customers for securities traded on ArcaEx (individually and collectively, the “Inbound Router functions”).(42) In addition, Archipelago Securities provides clearing functions for trades executed by the Inbound Router function of Arca Trading.

As a wholly owned subsidiary of Archipelago, each of Wave and Arca Trading is a Related Person of Archipelago, and thus Archipelago’s ownership of PCXH, absent an exception, would cause Wave and Arca Trading, as ETP Holders, to exceed the voting and ownership limitations imposed by Article Nine of the Certificate of Incorporation of PCXH. PCX requests the Commission’s approval of a temporary exception for (1) Arca Trading and Archipelago Securities, with respect to the Inbound Router function of Arca Trading and the related clearing function of Archipelago Securities, and (2) for Wave to permit them to exceed the voting and ownership limitations imposed by Article Nine of the Certificate of Incorporation of PCXH (as proposed to be amended as described in this filing) to the following extent and for the following time periods:

•       Archipelago may, until December 31, 2005, continue to own Wave provided Archipelago continues to maintain and comply with its current information barriers between Wave on the one hand and PCX, PCXE, and other subsidiaries of Archipelago that are facilities of PCX or PCXE on the other hand.(43)

•  Archipelago may, until the earlier of March 31, 2006 and the closing date of the proposed merger of Archipelago and the NYSE, continue to own and operate the Inbound Router function of Arca Trading and the related clearing function of Archipelago Securities following the closing of its acquisition of PCXH provided that:  (1) the revenues derived by Archipelago from the Inbound Router function of Arca Trading do not exceed 7% of the consolidated revenues of Archipelago (determined on a quarterly basis); (2) the Inbound Router function of Arca Trading does not accept any new clients following the closing of the Merger; and (3) Archipelago continues to maintain and comply with its current information barriers between the Inbound Router function of Arca Trading on the one hand and PCX, PCXE, and other subsidiaries of Archipelago that are facilities of PCX or PCXE on the other hand.(44)

(39)   Certificate of Incorporation of PCXH, Proposed Article Nine, Section 4.

(40)   Each of Wave and Arca Trading is a wholly owned subsidiary of Archipelago, an ETP Holder, and a member of the NASD. See Amendment No. 2.

(41)   See Amendment No. 2.

(42)   Id.

(43)   PCX clarified in Amendment No. 2 that the request for a temporary exception for Wave is subject to this condition.

(44)   See Amendment No. 2. The Commission also notes that each of Wave, Arca Trading and Arca Securities are covered by the NASD PCX Agreement, see Amendment No. 2 and supra Section II.C.1.a, and that the NASD is the DEA for each.

c.   Other ETP Holders that are “Related Persons” of Archipelago

PCX requests the Commission’s approval of a temporary exception for Terra Nova so that Terra Nova may be permitted to exceed the voting and ownership limitations imposed by Article Nine of the Certificate of Incorporation of PCXH (as proposed to be amended as described in this filing) to the following extent and for the following time periods:

•       Gerald D. Putnam, Chairman and Chief Executive Officer (“CEO”) of Archipelago, may, until December 31, 2005, continue to beneficially own in excess of 5% of Terra Nova and continue to serve as a director of TAL following the closing of the Merger notwithstanding the terms of the Certificate of Incorporation of PCXH, as proposed to be amended as described in this filing.(45)

Also, to abide by the terms of the Certificate of Incorporation of PCXH, as proposed to be amended as described in this filing, Kevin J.P. O’Hara, Chief Administrative Officer and General Counsel of Archipelago, and Paul Adcock, Managing Director, Trading, of Archipelago, shall resign from the board of directors of White Cap prior to the Effective Time.(46)

In addition to its Inbound Router services, Arca Trading operates an alternative trading system (“ATS”), as defined in Rule 300 of Regulation ATS under the Act,(47) for trading in over-the-counter bulletin board securities that are not traded on any securities exchange (the “ATS OTC function”).(48)

(45)   Terra Nova is an ETP Holder and a wholly owned subsidiary of TAL. Archipelago’s ownership of PCXH would cause Terra Nova, as an ETP Holder, to exceed the ownership and voting limitations imposed by Article Nine of the Certificate of Incorporation of PCXH (as proposed to be amended) as of the date of the closing of the Merger, by virtue of Mr. Putnam’s beneficial ownership in excess of 5% of Terra Nova and his service as a director of TAL. See Amendment No. 2. PCX clarified that Mr. Putnam’s ownership of Terra Nova is beneficial, not direct. Terra Nova is a wholly owned subsidiary of TAL and Mr. Putnam owns 40% of TAL. Telephone conversation between Kathryn Beck, General Counsel, PCX and Jennifer Dodd, Special Counsel, Division of Market Regulation (“Division”), Commission, on September 20, 2005.

(46)   White Cap is an ETP Holder and a Related Person of Archipelago by virtue of Messrs. O’Hara and Adcock’s services as directors of White Cap. See Amendment No. 2.

(47)   17 CFR 242.300.

(48) See Amendment No. 2. Archipelago Securities provides clearing functions for trades executed on this ATS, and PCX requested an exception for this clearing function in the Notice.

Archipelago Securities also engages in the business of providing broker-dealer clients with direct connectivity to the NYSE, through the NYSE’s Designated Order Turnaround system (the “DOT function”).(49) PCX requests the Commission’s approval of an exception for Arca Trading and Archipelago Securities from the voting and ownership limitations of Article Nine of the Certificate of Incorporation of PCXH (as proposed to be amended as described in this filing) to the following extent and for the following time periods:

•       Archipelago may continue to own the ATS OTC function of Arca Trading for a period of 60 days following the closing of the Merger;(50) and

•       Archipelago may own the DOT function of Archipelago Securities until the earlier of (1) a period of 60 days following the closing of the Merger, and (2) the closing date of the proposed merger of Archipelago and the NYSE.(51)

2.   Ownership and Voting Restrictions on Archipelago Stockholders

The Certificate of Incorporation of Archipelago contains similar ownership and voting restrictions with respect to Archipelago stock as those imposed on PCXH stockholders under the Certificate of Incorporation of PCXH. These provisions are intended to ensure that the ownership of Archipelago by the public will not unduly interfere with or restrict the ability of the Commission or PCX to effectively carry out their regulatory oversight responsibilities under the Act, with respect to ArcaEx, and generally to enable ArcaEx to operate in a manner that complies with the federal securities laws, including furthering the objectives of Section 6(b)(5) of the Act.(52)

(49)   This service is separate from Archipelago Securities’ Outbound Router function and is not included within the request for an exception for the Outbound Router function described in Section II.C.1.a. above. See Amendment No. 2.

(50)   See Amendment No.2.

(51)   Id.

(52)   These restrictions were approved by the Commission in connection with Archipelago’s initial public offering in 2004. See August 2004 Order, supra note 8.

Specifically, (1) no person,(53) either alone or together with its related persons,(54) shall be permitted at any time to own beneficially shares of Archipelago stock representing in the aggregate more than 40% of the then outstanding votes entitled to be cast on any matter,(55) and (2) for long as ArcaEx is a facility of PCX and PCXE and the FSA is in effect,(56) no ETP Holder, either alone or with its related persons, shall be permitted at any time to own beneficially shares of Archipelago stock representing in the aggregate more than 20% of the then outstanding votes entitled to be cast on any matter.(57) In addition, no person, either alone or with its related persons, may (1) vote or cause the voting of shares of stock of Archipelago to the extent such shares represent in the aggregate more than 20% of the then outstanding votes entitled to be cast on any matter (“Archipelago Certificate Voting Limitation”), or (2) enter into any agreement, plan or arrangement not to vote shares, the effect of which agreement, plan or arrangement would be to enable any person, either alone or with its related persons, to vote or cause the voting of shares that would represent in the aggregate more that 20% of the then outstanding votes entitled to be cast on any matter (“Archipelago Certificate Non-Voting Agreement Prohibition”).(58)

(53)   Person means a natural person, company, government, or political subdivision, agency, or instrumentality of a government. Certificate of Incorporation of Archipelago, Article FOURTH, Section H(2).

(54)   Related Persons is defined in Article FOURTH, Section H(3) of the Certificate of Incorporation of Archipelago.

(55)   Such restriction may be waived by the board of directors of Archipelago after making certain findings and following certain procedures as described in more detail in Article FOURTH, Section D(1) of the Certificate of Incorporation of Archipelago.

(56)   PCX proposes to amend the Archipelago Bylaws to provide that Archipelago will not take any action, and will not permit any of its subsidiaries to take any action that will cause (i) ArcaEx to cease to be a facility of PCX and PCXE, or (ii) the FSA to cease to be in full force and effect, unless each provision in the Certificate of Incorporation of Archipelago that is subject to this limitation, including this provision, is amended to provide that such provision shall remain in full force and effect whether or not ArcaEx remains a facility of PCX and PCXE or the FSA is in full force and effect. Archipelago also undertakes that its board of directors will propose, and declare the advisability of, and submit to shareholders certain amendments to its certificate to extend the ownership and voting limitations to all PCX members and to delete this limiting language. See supra notes 17 to 19 and accompanying text.

(57)   Certificate of Incorporation of Archipelago, Section D(2) of Article FOURTH. The Certificate of Incorporation of Archipelago does not have any provisions that would permit the Board of Archipelago to waive the 20% limitation relating to any ETP Holders. In addition, if an ETP Holder, either alone or together with its related persons, owns beneficially shares of stock of Archipelago in excess of this 20% limitation, Archipelago would be required to call from such ETP Holder and its related persons that number of shares of stock entitled to vote that exceed the 20% limitation at a price equal to par value of the shares of stock. Certificate of Incorporation of Archipelago, Section D(2).

(58)   Certificate of Incorporation of Archipelago, Sections C of Article FOURTH.

Because Archipelago would own PCXH, and thus PCX, after the Merger, the proposed PCX rules would extend the ownership restriction in Archipelago’s Certificate of Incorporation to PCX members other than ETP Holders. The proposed PCX rules would provide that for as long as Archipelago controls, directly or indirectly, PCX, no OTP Holder or OTP Firm, either alone or with its related persons, (59) shall own beneficially shares of Archipelago stock representing in the aggregate more than 20% of the then outstanding votes entitled to be cast on any matter (the “Ownership Limitation”).(60)

In addition to this Ownership Limitation, the proposed PCX rules provide that for as long as Archipelago shall control, directly or indirectly, PCX, no OTP Holder or OTP Firm, either alone or together with its related persons, shall (1) have the right to vote, vote or cause the voting of shares of stock of Archipelago to the extent such shares represent in the aggregate more than 20% of the then outstanding votes entitled to be cast on any matter (the “Voting Limitation”) or (2) enter into any agreement, plan or arrangement not to vote shares, the effect of which agreement, plan or arrangement would be to enable any person, either alone or with its related persons, to vote or cause the voting of shares that would represent in the aggregate more than 20% of the then outstanding votes entitled to be cast on any matter (the “Nonvoting Agreement Prohibition”).(61)

(59)   “Related persons” would be defined in proposed PCX Rule1.1(gg).

(60)   Proposed PCX Rule 3.4(a).

(61)   Proposed PCX Rule 3.4(b). The Voting Limitation and Nonvoting Agreement Prohibition would not apply to (1) any solicitation of any revocable proxy from any stockholder of Archipelago by or on behalf of Archipelago or by an officer or director of Archipelago acting on behalf of Archipelago or (2) any solicitation of any revocable proxy from any stockholder of Archipelago by any other stockholder that is conducted pursuant to, and in accordance with, Regulation 14A promulgated pursuant to the Act. Id.

The proposed rules also would require OTP Holders, OTP Firms, and their “associated persons” (as such term is defined in Section 3(a)(18) of the Act,(62) and referred to as “OTP Associates”), to enter into an agreement with PCX and Archipelago(63) pursuant to which such OTP Holder, OTP Firm or OTP Associate would agree to comply with the ownership and voting limitations imposed by the proposed PCX rules,(64) to authorize Archipelago to vote their shares of Archipelago stock in favor of amendments to the Certificate of Incorporation of Archipelago that incorporate such ownership and voting limitations,(65) and to be subject to disciplinary action pursuant to the proposed PCX rules if they violate any of the ownership and voting limitations or fail to enter into such ownership and voting agreement (such agreement, the “Ownership and Voting Agreement”).(66) Under the proposed rules, failure to comply with the ownership and voting limitations or failure to enter into the Ownership and Voting Agreement in a timely manner would subject the responsible OTP Holder or OTP Firm to the suspension of all trading rights and privileges, unless such violation is cured.(67)

(62)   15 U.S.C. 78c(a)(18).

(63)   Proposed PCX Rule 3.4(c) would require (1) a person who is an OTP Holder, OTP Firm or OTP Associate which is not an ETP Holder and which (x) owns beneficially any shares of Archipelago stock or (y) has entered into any agreement, plan or other arrangement relating to the voting or ownership of any shares of Archipelago stock, at the time of the closing of the Merger, to enter into the Ownership and Voting Agreement (as defined below) no later than 30 calendar days following the date of closing of the Merger; and (2) a person who is any OTP Holder, OTP Firm or OTP Associate which is not required to enter into an Ownership and Voting Agreement pursuant to the above clause to enter into the Ownership and Voting Agreement no later than the fifth calendar day following the date on which: (x) such OTP Holder, OTP Firm or OTP Associate ceases being an ETP Holder and (A) owns or acquires beneficial ownership of any shares of Archipelago stock or (B) is a party to or enters into any agreement, plan or other arrangement relating to the voting or ownership of any shares of Archipelago stock; or (y) such OTP Holder, OTP Firm or OTP Associate which is not an ETP Holder (A) acquires beneficial ownership of any shares of Archipelago stock or (B) enters into any agreement, plan or other arrangement relating to the voting or ownership of any shares of Archipelago stock.

(64)   Proposed PCX Rules 3.4(c)(1) and (c)(2).

(65)   Proposed PCX Rule 3.4(c)(3).

(66)   Proposed PCX Rule 3.4(d)(3).

(67)   Proposed PCX Rule 13.2(a)(2)(E). Proposed PCX Rule 13.2(a)(2)(E) would provide that in the event of any such failure to comply with proposed PCX Rule 3.4, PCX shall:  (1) provide notice to the applicable OTP Holder or OTP Firm within five business days of learning of the failure to comply; (2) allow the applicable OTP Holder, OTP Firm or OTP Associate of such OTP Holder or OTP Firm fifteen calendar days to cure any such failure to comply; (3) in the event that the applicable OTP Holder, OTP Firm or OTP Associate of such OTP Holder or OTP Firm does not cure such failure to comply within such fifteen calendar day cure period, schedule a hearing to occur within thirty calendar days following the expiration of such fifteen calendar day cure period; and (4) render its decision as to the suspension of all trading rights and privileges of the applicable OTP Holder or OTP Firm no later than ten calendar days following the date of such hearing.

In addition, the proposed rules would require that the Ownership and Voting Agreement contain provisions designed to provide a disincentive for OTP Holders and OTP Firms to exceed the ownership and voting limitations imposed by the PCX rules. Specifically, proposed PCX Rule 3.4(d) would provide that in the event that any OTP Holder or OTP Firm, either alone or with its related persons (including any related persons who are OTP Associates of such OTP Holder or OTP Firm), at any time owns beneficially shares of Archipelago stock in excess of the Ownership Limitation, Archipelago would be required to promptly call from such OTP Holder or OTP Firm, or an OTP Associate of such OTP Holder or OTP Firm, at a price per share equal to the par value thereof, shares of Archipelago stock owned by such OTP Holder, OTP Firm or OTP Associate that are necessary to decrease the beneficial ownership of such OTP Holder or OTP Firm, either alone or with its related persons, to 20% of the then outstanding votes entitled to be cast on any matter after giving effect to the redemption of the shares of Archipelago stock.(68)

The proposed PCX rules and the Ownership and Voting Agreement also would provide that, if any OTP Holder or OTP Firm, either alone or with its related persons (including any related persons who are OTP Associates of such OTP Holder or OTP Firm), acquires the right to vote more than 20% of the then outstanding votes entitled to be cast by stockholders of Archipelago on any matter, Archipelago shall have the right to vote and shall vote such shares of Archipelago stock.(69) In addition, the proposed PCX rules and the Ownership and Voting Agreement would provide that in the event any OTP Holder or OTP Firm, either alone or with its related persons (including any related person that is an OTP Associate of such OTP Holder or OTP Firm), has cast votes, in person or by proxy or through any voting agreement or other arrangement, in excess of the Voting Limitation, Archipelago may bring suit in a court of competent jurisdiction against such OTP Holder, OTP Firm or OTP Associates seeking enforcement of the Voting Limitation.(70)

Furthermore, the proposed PCX rules provide that in the event of any violation by any OTP Holder or OTP Firm of the Ownership Limitation, Voting Limitation or Nonvoting Agreement Prohibition (including, without limitation, any failure of an OTP Holder, OTP Firm or OTP Associate to enter into the Ownership and Voting Agreement within the applicable time periods), the Exchange shall suspend all trading rights and privileges of such OTP Holder or OTP Firm in accordance with proposed PCX Rule 13.2(a)(2)(E), subject to the procedures provided therein.(71)

(68)   Proposed PCX Rule 3.4(d)(1). For additional details on the procedures for making such calls and on the formula for determining the number of shares to be called, see Notice, supra note 3.

(69)   Proposed PCX Rule 3.4(d)(2).

(70)   Proposed PCX Rule 3.4(d)(4). The Commission notes that OTP Holders and OTP Firms are currently subject to the existing voting limitations contained in the Certificate of Incorporation of Archipelago that apply to any person. Certificate of Incorporation of Archipelago, Article FOURTH, Section C.

(71)   Proposed PCX Rule 3.4(d)(3).

In addition, PCX proposes an amendment to the Archipelago Bylaws that would prohibit the board of directors of Archipelago from waiving the 40% ownership limitation, the Archipelago Certificate Voting Limitation or the Archipelago Certificate Non-Voting Agreement Prohibition for any OTP Holder, OTP Firm, or any of their related persons.(72) The proposed amendments to the Archipelago Bylaws also would clarify that, should Archipelago call shares from certain of its stockholders in the event of breaches of certain ownership limitations pursuant to Archipelago’s Certificate of Incorporation, the board of directors of Archipelago would cause Archipelago to call promptly shares of stock of Archipelago and also to give notice of such call promptly.(73)

III.   Solicitation of Comments

Interested persons are invited to submit written data, views, and arguments concerning Amendment No. 2, including whether Amendment No. 2, is consistent with the Act. Comments may be submitted by any of the following methods:

Electronic comments:

•       Use the Commission’s Internet comment form (http://www.sec.gov/rules/sro.shtml); or

•       Send an e-mail to rule-comments@sec.gov. Please include File Number SR-PCX-2005-90 on the subject line.

Paper comments:

•       Send paper comments in triplicate to Jonathan G. Katz, Secretary, Securities and Exchange Commission, Station Place, 100 F Street, NE, Washington, DC 20549-9303.

All submissions should refer to File Number SR-PCX-2005-90. This file number should be included on the subject line if e-mail is used. To help the Commission process and review your comments more efficiently, please use only one method. The Commission will post all comments on the Commission’s Internet Web site (http://www.sec.gov/rules/sro.shtml). Copies of the submission, all subsequent amendments, all written statements with respect to the proposed rule change that are filed with the Commission, and all written communications relating to the proposed rule change between the Commission and any person, other than those that may be withheld from the public in accordance with the provisions of 5 U.S.C. 552, will be available for inspection and copying in the Commission’s Public Reference Room. Copies of such filing also will be available for inspection and copying at the principal office of PCX. All comments received will be posted without change; the Commission does not edit personal identifying information from submissions. You should submit only information that you wish to  make available publicly. All submissions should refer to Amendment No. 2 of File Number SR-PCX-2005-90 and should be submitted on or before [insert date 21 days from publication in the Federal Register].

(72)   Archipelago Bylaws, Proposed Section 6.8(d). See Article FOURTH, Section H(3) of the Certificate of Incorporation of Archipelago for the definition of “related person.” For additional details regarding this definition, see August 2004 Order, supra note 8.

(73)   Archipelago Bylaws, Proposed Section 6.8(f).

IV.   Discussion of Commission Findings

After careful review, the Commission finds that the proposed rule change, as amended, is consistent with the requirements of the Act and the rules and regulations thereunder applicable to a national securities exchange.(74) In particular, the Commission finds that the proposal is consistent with Section 6(b)(1) of the Act,(75) which requires a national securities exchange to be so organized and have the capacity to be able to carry out the purposes of the Act and to enforce compliance by its members and persons associated with its members with the provisions of the Act, the rules or regulations thereunder, and the rules of the exchange. The Commission also finds that the proposal is consistent with Section 6(b)(5) of the Act,(76) which requires, among other things, that the rules of an exchange be designed to promote just and equitable principles of trade; to facilitate transactions in securities; to remove impediments to and perfect the mechanisms of a free and open market and a national market system; and, in general, to protect investors and the public interest.(77)

The Commission discusses below significant aspects of the proposed rule change.

A.   Self-Regulatory Function of the Exchange; Relationship between PCX and Archipelago; Jurisdiction over Archipelago

As represented by PCX, the Merger will not affect the internal corporate structure of PCXH or the regulatory relationship among PCX, PCXE, and ArcaEx, except as described in Section II.A above or otherwise approved by the Commission. PCX will continue operating the options business of the Exchange, and ArcaEx will remain the exclusive equities trading facility of PCX and PCXE (and the FSA will remain in full force and effect in its current form). PCX will continue to operate as a registered national securities exchange under Section 6 of the Act, and will retain the self-regulatory organization function. Except as otherwise discussed herein, PCXE’s operations, governance structure, or rules will not be affected by the Merger. All persons using PCX or ArcaEx will continue to be subject to the Exchange’s rules and PCX will maintain its current regulatory authority over its members. Although Archipelago and PCXH do not themselves carry out regulatory functions, their activities with respect to the operation of ArcaEx and options trading on PCX should be consistent, and not interfere, with PCX’s self-regulatory obligations.

(74)   In approving the proposed rule change, the Commission has considered its impact on efficiency, competition, and capital formation. See 15 U.S.C. 78c(f).

(75)   15 U.S.C. 78f(b)(1).

(76)   15 U.S.C. 78f(b)(5).

(77)   The Commission notes that it is in the process of reviewing issues relating to new ownership structures of SROs, and has proposed rules relating to the ownership of SROs, including imposing restrictions on member ownership of an SRO or a facility of an SRO. See Securities Exchange Act Release No. 50699 (November 18, 2004), 69 FR 71126 (December 8, 2004).

Certain provisions in the Certificate of Incorporation and Bylaws of PCXH (as the owner of the Exchange) and Archipelago (as the owner and operator of the equities trading facility of the Exchange) are designed to maintain the independence of PCX’s self-regulatory function and facilitate the ability of PCX, PCXE, and the Commission to fulfill their regulatory and oversight obligations under the Act.(78) For example, PCXH and Archipelago consented to the Commission’s jurisdiction with respect to activities relating to PCX, or ArcaEx, respectively, agreed to provide the Commission and PCX access to their books and records to the extent they relate to PCX or ArcaEx, respectively, and agreed to cooperate with the Commission and PCX pursuant to their regulatory authority.(79)  PCXH and Archipelago also agreed to keep confidential non-public information relating to PCX and not to use such information for any commercial(80) purposes. In addition, the boards of directors of PCXH and Archipelago are required to explicitly consider in the performance of their duties PCX’s regulatory obligations under the Act.(81)

(78) See Sections V.C and V.D of the May 2004 Order, supra note 22, and Sections IV.A and IV.D of the August 2004 Order, supra note 8.

(79) Bylaws of PCXH, Article 7, Sections 7.03, 7.04 and 7.05 and Certificate of Incorporation of Archipelago, Articles THIRTEENTH, FOURTEENTH and SIXTEENTH.

(80) Bylaws of PCXH, Article 3, Section 3.15 and Certificate of Incorporation of Archipelago, Article FOURTEENTH.

(81) Bylaws of PCXH, Article 3, Section 3.15 and Certificate of Incorporation of Archipelago, Article TENTH.

Because Archipelago will become the sole stockholder and the parent of PCXH as a result of the Merger, and thus the owner of the Exchange in addition to the equities trading facility of the Exchange, the Commission continues to believe that such provisions are appropriate. Certain of these provisions in the Certificate of Incorporation of Archipelago and the Archipelago Bylaws, however, currently apply only with respect to activities related to ArcaEx, or only so long as ArcaEx remains the exclusive equities trading facility of PCX and the FSA remains in full force and effect.(82)  To assure the continued force and effect of these provisions after Archipelago acquires the Exchange, even if there is a change in the relationship of PCX and PCXE to ArcaEx or the effectiveness of the FSA after completion of the Merger, PCX proposes to amend the Archipelago Bylaws to expand the application of these provisions to activities related to PCX and PCXE.(83)  In addition, PCX proposes to amend the Archipelago Bylaws to provide that Archipelago will not take any action, and will not permit any of its subsidiaries (which will include PCXH, PCX, and PCXE, as well as ArcaEx) to take any action that will cause (i) ArcaEx to cease to be a facility of PCX and PCXE, or (ii) the FSA to cease to be in full force and effect, unless each provision in the Certificate of Incorporation of Archipelago that is subject to the limitations described above is amended to provide that such provision shall remain in full force and effect whether or not ArcaEx remains a facility of PCX and PCXE or the FSA is in full force and effect.(84)

In addition, as noted above in Section II.B, Archipelago represents that, prior to the earlier of (1) the 2006 annual general meeting of Archipelago stockholders and (2) the first meeting of Archipelago stockholders to occur after the closing of the Merger (other than any meeting or meetings of Archipelago stockholders convened for the purpose of considering and approving the merger of Archipelago and the NYSE), that its board of directors will:  (a) propose amendments to the Certificate of Incorporation of Archipelago to (i) delete the phrase “[f]or so long as ArcaEx remains a Facility of PCX and PCXE and the FSA remains in full force and effect” from each paragraph that contains such language, and (ii) incorporate amendments to the provisions of the Certificate of Archipelago that are currently limited to activities of ArcaEx to cover activities of PCX and PCXE, as noted above;(85) (b) declare the advisability of such amendments; and (c) direct such amendments be submitted for stockholder approval at the earlier of (1) the 2006 annual meeting of Archipelago stockholders and (2) the first meeting of Archipelago stockholders to occur after the closing of the Merger (other than any meeting or meetings of Archipelago stockholders convened for the purpose of considering and approving the merger of Archipelago and the NYSE)(86)

(82)   See supra notes 8 and 11 and accompanying text.

(83)   See supra notes 12 to 16 and accompanying text.

(84)   Archipelago Bylaws, Proposed Section 6.8(c). See supra notes 9 to 10 and accompanying text.

(85)   Articles THIRTEENTH, FOURTEENTH, SEVENTEENTH AND EIGHTEENTH of the Certificate of Incorporation of Archipelago would need to be so amended.

(86)   See Notice, supra note 3.

These amendments to the Archipelago Bylaws, coupled with the undertakings of Archipelago, are designed to maintain the independence of PCX’s self-regulatory function and generally to enable the Exchange to operate in a manner that complies with the federal securities laws, including furthering the objectives of Sections 6(b) and 19(g) of the Act,(87) as well as to facilitate the ability of the Commission to exercise appropriate oversight over the Exchange and its controlling persons. The Commission believes that these provisions are appropriate and consistent with the Act.

The Commission believes that, even in the absence of these proposed amendments and undertakings, Section 20(a) of the Act(88) provides that any person with a controlling interest in Archipelago would be jointly and severally liable with and to the same extent that Archipelago is liable under any provision of the Act, unless the controlling person acted in good faith and did not directly or indirectly induce the act or acts constituting the violation or cause of action. In addition, Section 20(e) of the Act(89) creates aiding and abetting liability for any person who knowingly provides substantial assistance to another person in violation of any provision of the Act or rule thereunder, and Section 21C of the Act(90) authorizes the Commission to enter a cease-and-desist order against any person who has been “a cause of” a violation of any provision of the Act through an act or omission that the person knew or should have known would contribute to the violation.

B.   Change of Control of PCX; Ownership and Voting Limitations

1.   Limited Exception to Allow Archipelago to Acquire PCXH

As noted above, the Certificate of Incorporation of PCXH currently contains provisions that impose limitations on direct and indirect changes in control of PCXH that are designed to prevent any shareholder, or any shareholders acting together, from exercising undue control over the operations of the Exchange and to ensure that PCX, PCXE, and the Commission are able to carry out their regulatory obligations under the Act. These provisions include a separate, heightened ownership restriction on any member of PCX.(91) As a result of the Merger, Archipelago will own 100% of the capital stock of PCXH, which would violate the ownership and voting limitations in the current Certificate of Incorporation of PCXH, absent an exception.(92) Thus, to permit Archipelago to acquire PCXH, PCX has requested that the Commission approve a limited exception from the ownership and voting restrictions in PCXH’s Certificate of Incorporation for Archipelago and its Related Persons, other than Related Persons that are “prohibited persons” (i.e., PCX members) and that are not “permitted persons” or affirmatively approved by the Commission.(93)

(87)   15 U.S.C. 78f(b) and 78s(g).

(88)   15 U.S.C. 78t(a).

(89)   15 U.S.C. 78t(e).

(90)   15 U.S.C. 78u-3.

(91)   See supra notes 22 to 24 and accompanying text, and Section V.B of the May 2004 Order, supra note 22.

(92)   Certificate of Incorporation of PCXH, Proposed Article Nine, Section 4.

(93) Certificate of Incorporation of PCXH, Proposed ArticleNine, Section 4. See supra notes 27 to 31 and accompanying text for a detailed definition of “prohibited person” and “permitted person.”

Stockholders of Archipelago currently are subject to ownership and voting restrictions substantially similar to those imposed on PCXH stockholders.(94) The heightened restrictions on members of PCX, however, are not analogous, because the ownership restrictions contained in the Certificate of Incorporation of Archipelago that impose heightened restrictions on PCX members apply only to ETP Holders.(95)  These heightened restrictions on ETP Holders were imposed at a time when Archipelago owned and operated ArcaEx, the equities trading facility of PCX, but not the options trading business of the Exchange. After the Merger, however, Archipelago will also own 100% of the Exchange.  Therefore, to preserve the general applicability and scope of the ownership and voting restrictions as they currently exist in the Certificate of Incorporation of PCXH once Archipelago acquires PCXH, the Exchange requests that the Commission approve changes to PCX rules and the Archipelago Bylaws that are designed to impose substantially similar ownership and voting requirements on Archipelago’s stockholders that are PCX members to those that currently are imposed on PCXH stockholders that are PCX members.

Archipelago will also own 100% of the Exchange. Therefore, to preserve the general applicability and scope of the ownership and voting restrictions as they currently exist in the Certificate of Incorporation of PCXH once Archipelago acquires PCXH, the Exchange requests that the Commission approve changes to PCX rules and the Archipelago Bylaws that are designed to impose substantially similar ownership and voting requirements on Archipelago’s stockholders that are PCX members to those that currently are imposed on PCXH stockholders that are PCX members.

(94)   See supra notes 53 to 58 and accompanying text and Certificate of Incorporation of Archipelago, Article FOURTH, Sections C and D.

(95)   See supra note 57 and accompanying text and Certificate of Incorporation of Archipelago, Article FOURTH, Section D(2).

Specifically, proposed PCX Rule 3.4 would impose on any OTP Holder or OTP Firm that is not an ETP Holder voting and ownership limitations that are analogous to those currently imposed on ETP Holders by the Certificate of Incorporation of Archipelago. The proposed PCX rules also would require OTP Holders, OTP Firms, and their OTP Associates to enter into Ownership and Voting Agreements with PCX and Archipelago pursuant to which such OTP Holder, OTP Firm or OTP Associate would agree to comply with the ownership and voting limitations imposed by the proposed PCX rules, to authorize Archipelago to vote their shares of Archipelago stock in favor of amendments to the Certificate of Incorporation of Archipelago that incorporate such ownership and voting limitations, and to be subject to the disciplinary action in the proposed PCX rules if they violate any of the ownership and voting limitations or fail to enter into such Ownership and Voting Agreement.(96)  Under the proposed rules, failure to comply with the ownership and voting limitations or failure to enter into the Ownership and Voting Agreement as required would subject the responsible OTP or OTP Firm to the suspension of all trading rights and privileges, unless such violation is cured within a limited time period.(97)

(96)  Proposed PCX Rule 3.4(c).

(97)       See supra note 67 and proposed PCX Rule13.2(a)(2)(E). PCX also proposes amendments to the Archipelago Bylaws that will prohibit the board of directors of Archipelago from waiving the 40% ownership limitation, the Archipelago Certificate Voting Limitation and the Archipelago Certificate Non-Voting Agreement Prohibition relating to any OTP Holder, OTP Firm, or any of their related persons. See supra note 72 and accompanying text. In addition, PCX proposes to amend the Archipelago Bylaws to provide that Archipelago will not take any action, and will not permit any of its subsidiaries to take any action that will cause (i) ArcaEx to cease to be a facility of PCX and PCXE, or (ii) the FSA to cease to be in full force and effect, unless each provision in the Certificate of Incorporation of Archipelago that is subject to this limitation, including the provision relating to ownership by ETP Holders, is amended to provide that such provision shall remain in full force and effect whether or not ArcaEx remains a facility of PCX and PCXE or the FSA is in full force and effect. Archipelago also undertakes that its board of directors would: (a) propose amendments to the Certificate of Incorporation of Archipelago to (i) extend the application of voting and ownership limitations imposed on ETP Holders currently contained in the Certificate of Incorporation of Archipelago to OTP Holders and OTP Firms and (ii) delete the phrase “[f]or so long as ArcaEx remains a Facility of PCX and PCXE and the FSA remains in full force and effect” from each paragraph that contains such language; (b) declare the advisability of such amendments; and (c) direct such amendments be submitted for stockholder approval. See supra notes 10 and 17 to 19 and accompanying text.

The Commission believes that the ownership and voting restrictions on OTP Holders and OTP Firms in the proposed PCX rules and the Ownership and Voting Agreement, along with the amendment to the Archipelago Bylaws that would prohibit the waiver of the 40% ownership limitations, Archipelago Certificate Voting Limitation and the Archipelago Certificate Non-Voting Agreement Prohibiting for OTP Holders, OTP Firms and their related persons, are reasonable and consistent with the Act. Members that trade on an exchange or through the facility of an exchange traditionally have ownership interests in such exchange or facility. As the Commission has noted in the past, however, a member’s interest in an exchange could become so large as to cast doubt on whether the exchange can fairly and objectively exercise its self-regulatory responsibilities with respect to that member. A member that is a controlling shareholder of an exchange might be tempted to exercise that controlling influence by directing the exchange to refrain from, or the exchange may hesitate to, diligently monitor and surveil the member’s conduct or diligently enforce its rules and the federal securities laws with respect to conduct by the member that violates such provisions.

The proposed amendments to PCX rules and the Archipelago Bylaws that would extend ownership and voting limitations to non-ETP Holder members of PCX substantially similar to those that currently exist for ETP Holders, coupled with the existing ownership and voting limitations contained in the Certificate of Incorporation of Archipelago, are designed to preserve the current limitations on direct and indirect control of the Exchange, once Archipelago acquires PCXH. The Commission therefore believes it is appropriate and consistent with the Act to allow a limited exception from the PCXH ownership and voting limitations for Archipelago and certain of its Related Persons, to allow Archipelago to own 100% of PCXH. These proposed changes will help ensure that, upon consummation of the Merger, the public company nature of Archipelago will not unduly interfere with or restrict the regulatory oversight responsibilities of the Commission or PCX with respect to the options and equities business of the Exchange.

2.   Exceptions for Members that are Related Persons of Archipelago

Archipelago’s 100% ownership of PCXH also would cause any member of PCX that is a Related Person of Archipelago (for instance, any member that is wholly owned by Archipelago) to exceed the ownership and voting limitations contained in the Certificate of Incorporation of PCXH. As noted above, the proposed exception from the ownership and voting restrictions contained in the Certificate of Incorporation of PCXH would apply to Archipelago and its Related Persons. The proposed exception would not, however, cover any Related Person that is a “prohibited person”—i.e., an ETP Holder, OTP Holder, or OTP Firm—other than those members that are considered “permitted persons” or specifically approved by the Commission. Permitted persons would include: (A) any broker or dealer approved by the Commission after June 20, 2005 to be a facility of PCX; (B) any person which has been approved by the Commission prior to it becoming subject to the provisions of Article Nine of the Certificate of Incorporation of PCXH with respect to the voting and ownership of shares of PCXH capital stock by such person; and (C) any person which is a related person of Archipelago solely by reason of beneficially owning, either alone or together with its Related Persons, less than 20% of the outstanding shares of Archipelago capital stock.(98) The proposed Section 4 of Article Nine of the Certificate of Incorporation of PCXH would further provide that any other prohibited person not covered by the definition of a permitted person who would be subject to and exceed the voting and ownership limitations imposed by Article Nine as of the date of the closing of the Merger would be permitted to exceed the voting and ownership limitations imposed by Article Nine only to the extent and for the time period approved by the Commission.(99)

(98)       Certificate of Incorporation of PCXH, Proposed Article Nine, Section 4.

(99) Id.

The Commission believes it is appropriate and consistent with the Act to exclude from the scope of the proposed exception to the PCXH ownership and voting limitations those Related Persons of Archipelago that are members of PCX, other than those that are specifically approved by the Commission or that are Related Persons solely because of their limited ownership of Archipelago stock, so as to help prevent a member or members of PCX from exercising undue influence over, or interfering with the operation and self-regulatory function, of the Exchange.

As detailed above, Archipelago currently owns or is affiliated with several member of PCX.(100)  By virtue of their affiliation with Archipelago, these members would exceed the ownership and voting limitations in the Certificate of Incorporation of PCXH after Archipelago’s acquisition of PCXH, absent an exception. These PCX members, however, would be excluded from the proposed exception to PCXH’s ownership and voting limitations (and thus, Archipelago would be required to divest its interest in such PCX members) unless they are affirmatively approved by the Commission.

a.   Outbound Router

PCX has specifically requested that the Commission approve an exception for Archipelago Securities’ Outbound Router function as a facility of the Exchange, pursuant to several conditions and undertakings. First, Archipelago Securities is, and will continue to be operated and regulated as, a facility of PCX. As a facility of PCX, PCX would be responsible for regulating the Outbound Router function as an exchange facility subject to Section 6 of the Act, and the Outbound Router function would be subject to the Commission’s continuing oversight. Archipelago’s performance of its Outbound Router function would have to be in compliance with PCX’s rules.

Second, the scope of the exception would be limited to the Outbound Router function, i.e., routing orders entered into ArcaEx to other Market Centers in compliance with PCXE rules. In additon, another unaffiliated SRO (the NASD) would continue to have primary regulatory oversight responsibility for Archipelago Securities pursuant to Rules 17d-1 and 17d-2 under the Act. The Commission emphasizes that PCX has undertaken to amend the NASD PCX Agreement(101) within 90 days of the Commission’s approval of this proposed rule change to expand the scope of the NASD’s regulatory functions under the NASD PCX Agreement so as to encompass all of the regulatory oversight and enforcement responsibilities with respect to Archipelago Securities pursuant to applicable laws, except for real-time market surveillance.(102) Finally, the continued use of the Outbound Router function also will remain optional for other PCX members.(103)

(100)   See supra Section II.C.1.

(101)   The Commission notes that such amendment of the NASD PCX Agreement is required to be filed with the Commission pursuant to Rule 17d-2 under the Act.

(102)   In Amendment No. 2, PCX clarified that realtime market surveillance means marketplace regulation and marketplace surveillance, including surveillance and enforcement related to PCXE trading rules, PCX and PCXE rules relating to trading on ArcaEx, and Commission rules relating to trading.

(103)   See supra note 38 and accompanying text.

Although the Commission is concerned about potential unfair competition and conflicts of interest between an exchange’s self-regulatory obligations and its commercial interests when the exchange is affiliated with one of its members, the Commission believes that it is appropriate and consistent with the Act to permit Archipelago to continue to own and operate Archipelago Securities, in its capacity as a facility of PCX that routes orders from ArcaEx to other Market Centers, in light of the protections afforded by the conditions described above.

b.   Inbound Router

PCX also has requested a temporary exception from the ownership and voting limitations for the Inbound Router functions of Wave until December 31, 2005, and for Arca Trading until the earlier of March 31, 2006 and the closing of Archipelago’s pending merger with the NYSE.(104)  These temporary exceptions would be subject to several conditions, as proposed. The operation of both Wave and Arca Trading’s Inbound Router functions during the interim periods will continue to be subject to Archipelago’s current information barriers between Wave and Arca Trading on the one hand and PCX, PCXE, and other subsidiaries of Archipelago that are facilities of PCX or PCXE on the other hand.(105)  The Commission also notes that both Wave and Arca Trading are members of the NASD as well as PCX, that the NASD is the DEA for both Wave and Arca Trading, and that Wave and Arca Trading are, and will continue to be during the interim periods, covered by the scope of the NASD PCX Agreement.(106)  In addition, during the interim period, the amount of revenue that Archipelago can earn from the operation of Arca Trading will not exceed 7% of its consolidated revenues, measured on a quarterly basis, and the Inbound Router function of Arca Trading will not accept any new clients following the closing of the Merger.

The affiliation of an exchange with one of its members that provides inbound access to the exchange—in direct competition with other members of the exchange—raises potential conflicts of interest between the exchange’s regulatory responsibilities and its commercial interests, and the potential for unfair competitive advantage that the affiliated member could have by virtue of informational or operational advantages, or the ability to receive preferential treatment. In light of the conditions that would be imposed during the interim period that are designed to mitigate potential conflicts of interest and the potential for unfair competitive advantage, the Commission believes it is appropriate and consistent with the Act to allow such a limited, temporary exception.(107)

(104)         See supra notes 43 and 44 and accompanying text.

(105)         See PCXE Rule14.3.

(106)         The Exchange confirmed that Wave and Arca Trading are, and will continue to be during the interim periods, covered by the scope of the NASD PCX Agreement. Telephone conversation between Kathryn Beck, General Counsel, PCX and David Hsu, Special Counsel, Division, Commission, on September19, 2005.

(107)         The Commission believes that an Inbound Router function provided by an affiliated member of an exchange would be a facility of the exchange under Section3(a)(2) of the Act, 15 U.S.C. 78c(a)(2), and would be regulated as such.

c.   Other PCX Members that are Related Persons of Archipelago

As noted above in Section II.C.1.c., in addition to its Inbound Router function, Arca Trading provides the ATS OTC function,(108) and Archipelago Securities also provides the DOT function in addition to its Outbound Router function.(109)  PCX requests the Commission’s approval for an exception for Arca Trading to allow Archipelago to continue to own all of its ownership interest in and operate the ATS OTC function on a pilot basis for a period of 60 days following the Merger. PCX also requests an exception for Archipelago Securities to permit Archipelago to continue to own all of its ownership interest in and operate the DOT function of Archipelago Securities on a pilot basis until the earlier of (1) a period of 60 days following the closing of the Merger, and (2) the closing date of the proposed merger of Archipelago and the NYSE (provided that in no event will PCX or Archipelago request that this exception be extended beyond the closing date of the merger of Archipelago and the NYSE).(110)  The Commission believes it is reasonable and consistent with the Act to approve these exceptions on a pilot basis, which will provide the public and other interested parties an opportunity to comment on the exceptions prior to any such exception being made permanent.

With respect to the ATS OTC function, the Commission notes that in its adoption of Regulation ATS, it stated that exchanges could form subsidiaries that operate ATSs registered as broker-dealers. The Commission noted that such subsidiaries would of course be required to become members of a national securities association or another national securities exchange. The Commission also stated that any subsidiary or affiliate ATS could not integrate, or otherwise link the ATS with the exchange, including using the premises or property of such exchange for effecting or reporting a transaction, without being considered a facility of the exchange.(111)

Finally, PCX requests the Commission’s approval for a temporary exception for Terra Nova until December 31, 2005 to allow Gerald D. Putnam (the Chairman and CEO of Archipelago) to continue to own in excess of 5% of Terra Nova and continue to serve as a director of TAL following the Merger.(112)  The Commission believes that such a temporary exception is appropriate and consistent with the Act because it will eliminate the affiliation between Terra Nova and Archipelago but allow Mr. Putnam a reasonable amount of time to effectuate such actions necessary to eliminate the affiliation.

C.   Response to Comments

The Commission received one comment letter on the proposed rule change.(113) This commenter raises a concern regarding the level of change to the structure of the Exchange’s options market that it believes Archipelago intends to undertake once the Merger has been completed, and the fact that Archipelago and PCX have not informed the Commission of their intent in connection with this proposed rule change. In particular, the commenter believes that the intended rule changes will align the PCX market with an existing “ECN-style” market structure of ArcaEx. The commenter recommends that the Commission not approve the pending merger while it investigates whether the intended rule changes will benefit the investing public.

(108)         See supra note 48 and accompanying text and Amendment No. 2.

(109)         See supra note 49 and accompanying text and Amendment No. 2.

(110)         See Amendment No. 2.

(111)         See Securities Exchange Act Release No. 40760 (December 8, 1998), 63 FR 70844 (December 22, 1998) at 70891.

(112)         See supra note 45 and accompanying text and Amendment No.2.

(113)         See supra note 4.

Pursuant to Section 19(b)(2) of the Act,(114) the Commission is required to approve a proposed rule change on Form 19b-4 filed by an SRO pursuant to Rule 19b-4 under the Act(115) if it finds that such proposed rule change is consistent with the requirements of the Act and the rules and regulations thereunder applicable to the SRO. PCX is not proposing to change its options market structure in this filing. The Commission has only considered whether the changes proposed by PCX in this rule filing are consistent with the Act. Similarly, the Commission would evaluate any future proposals by PCX to change its options rules pursuant to the statutory standards in Section 19(b)(2) of the Act.(116)

V.    Accelerated Approval of Amendment No.2

Pursuant to Section 19(b)(2) of the Act,(117) the Commission may not approve any proposed rule change, or amendment thereto, prior to the thirtieth day after the date of publication of the notice thereof, unless the Commission find good cause for so finding. The Commission hereby find good cause for approving Amendment No. 2 to the proposed rule change prior to the thirtieth day after publishing notice of Amendment No. 2 in the Federal Register pursuant to Section 19(b)(2) of the Act.(118)  Specifically, in Amendment No. 2, the Exchange: (1) revised Form 19b-4 to reflect actions by the stockholders of PCXH approving the Merger on September 13, 2005; (2) made certain technical, non-substantive corrections to the text of the proposed rule change; (3) clarified the scope of the term “real-time market surveillance” in its discussion of the scope of the NASD PCX Agreement; (4) clarified the relationship between Archipelago and Wave, Archipelago and Terra Nova, Terra Nova and TAL, and Archipelago and White Cap in relation to its requests for temporary exceptions from the PCXH ownership and voting requirements; and (5) provided that the temporary exception it had requested for Wave in the Notice would be subject to a condition that Archipelago will continue to maintain and comply with its existing information barriers. These changes in items (1), (2), (3), and (4) are technical or non-substantive in nature, and the change in item (5) would provide additional safeguards for the proposed exception for Wave’s Inbound Router function, and raise no new novel issues.

In Amendment No. 2, the Exchange also included a request for a temporary exception from the PCXH ownership and voting requirements for the Inbound Router function of Arca Trading and the related clearing function performed by Archipelago Securities, subject to certain conditions as outlined above in Section II.C.1.b. The Commission believes that good cause exists to accelerate approval of this exception because it is limited in duration (i.e., Archipelago must divest its ownership interest or cease operations by March 31, 2006 at the latest) and subject to several conditions that are designed to mitigate any potential conflicts of interest between the ownership and operation by Archipelago of the Inbound Router function of Arca Trading and the self-regulatory function of PCX and the operation of ArcaEx, as well as any potential for unfair competitive advantage.

(114)                      15 U.S.C. 78s(b)(2).

(115)                      17 CFR 240.19b4.

(116)                      15 U.S.C. 78s(b)(2).

(117)                      15 U.S.C. 78s(b)(2).

(118)                      Id.

Finally, in Amendment No. 2 the Exchange requested (1) an exception on a 60 day pilot basis for Archipelago to be able to continue to own and operate an ATS for the trading of over-the-counter bulletin board securities not traded on any exchange and (2) an exception on a pilot basis until the earlier of (a) 60 days and (b) the closing of the pending merger between Archipelago and the NYSE for Archipelago to be able to continue to own and operate, through Archipelago Securities, a service that provides direct connectivity to the NYSE through the DOT system. The Commission believes that good cause exists to approve these two exceptions on a pilot basis because the public and other interested parties will have the opportunity to comment on the substance of the exceptions before permanent approval, if permanent approval is requested.

Therefore, the Commission finds that good cause exists to accelerate approval of Amendment No. 2 to the proposed rule change, pursuant to Section 19(b)(2) of the Act.(119)

VI.  Conclusion

For the foregoing reasons, the Commission finds that the proposed rule change, as amended, is consistent with the requirement of the Act the rules and regulations thereunder.

IT IS THEREFORE ORDERED, pursuant to Section 19(b)(2) of the Act,(121) that: (1) the proposed rule change (SR-PCX-2005-90) and Amendment No. 1 thereto are approved; (2) Amendment No. 2 thereto is approved on an accelerated basis; (3) the exception for the ATS OTC Function of Arca Trading is approved on a pilot basis for a period of 60 days following the closing of the Merger; (4) the exception for the DOT Function of Archipelago Securities is approved on a pilot basis until the earlier of (i) a period of 60 days following the closing of the Merger, and (ii) the closing date of the proposed merger of Archipelago and the NYSE; (5) the temporary exception for Wave is approved until December 31, 2005; (6) the temporary exception for the Inbound Router function of Arca Trading and the related clearing function of Archipelago Securities is approved until the earlier of March 31, 2006 and the closing date of the proposed merger of Archipelago and the NYSE; and (7) the temporary exception for Terra Nova is approved until December 31, 2005.

For the Commission, by the Division of Market Regulations, pursuant to delegated authority.(121)

Jonathan G. Katz Secretary

(119)         Id.

(120)         Id.

(121)         17 CFR 200.30-3(a)(12).

SR-PCS-2005-90
Exhibit A
Amended and Restated Certificate of Incorporation of PCX Holdings, Inc.

Text of the Proposed Rule Change

Underlining indicates additions; [brackets] indicate deletions

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
PCX HOLDINGS, INC.

PCX Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

FIRST: The name of the corporation is PCX Holdings, Inc.

SECOND: The original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on September 15, 2003.

THIRD: The corporation has not yet received any payment for any of its stock.

FOURTH: Pursuant to Sections 241 and 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation restates, integrates and further amends the provisions of the Certificate of Incorporation of the corporation.

FIFTH: The Certificate of Incorporation of the corporation is hereby amended and restated to read in full as follows:

Article One

The name of the Corporation is:  PCX HOLDINGS, INC.

Article Two

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.

Article Three

The nature of the business or purposes to be conducted or promoted are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

Article Four

The total number of shares of all classes of stock that the Corporation shall have authority to issue is one million (1,000,000) shares of common stock, having a par value of one cent ($.01) per share, and twenty-five thousand (25,000) shares of preferred stock having a par value of one cent ($.01) per share. Authority is hereby expressly granted to the Board of Directors to fix by resolution or resolutions any of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions that are permitted by the General Corporation Law of the State of Delaware in respect of any class or classes of preferred stock or any series of any class of preferred stock of the Corporation.

1

Article Five

The Corporation shall be a for-profit stock corporation that shall have authority to issue capital stock. The stock shall be non-assessable. The Corporation shall have perpetual existence.

Article Six

1.                Board of Directors.

(a)   Number of Directors.   The number of directors of the Corporation shall consist of not less than seven (7) or more than twelve (12), the exact number to be fixed exclusively by the Board of Directors from time to time pursuant to a resolution adopted by the affirmative vote of a majority of the entire Board of Directors, subject to the bylaws of the Corporation.

(b)   Terms.   The Board of Directors shall be divided into three classes (Class 1, Class 2 and Class 3), as nearly equal in number as the then total number of directors constituting the whole Board permits. The directors shall serve staggered three-year terms with the term of office of one class expiring each year. In order to commence such staggered three-year terms, directors in Class 1 shall be initially appointed to hold office until the first annual meeting of stockholders; directors in Class 2 shall be initially appointed to hold office until the second annual meeting of stockholders; and directors in Class 3 shall be initially appointed to hold office until the third annual meeting of stockholders. Thereafter, the term of office for each class of directors elected at each annual meeting shall be three years from the date of their election. All directors shall continue in office after the expiration of their terms until their successors are elected or appointed and qualified, except in the event of early resignation, removal or disqualification.

(c)   Election and Qualification of Directors.   At each annual meeting of stockholders at which a quorum is present, the persons receiving a plurality of the votes cast shall be directors. No director need be a stockholder.

(d)   Removal of Directors.   No director or class of directors may be removed from office by a vote of the stockholders at any time except for cause. For purposes of this section, “cause” shall mean only (i) a breach of a director’s duty of loyalty to the Corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) actions resulting in liability under Section 174 of the Delaware General Corporation Law, or (iv) transactions from which a director derived an improper personal benefit. Any director may be removed for cause by the holders of a majority of the shares of capital stock then entitled to be voted at an election of directors.

(e)   Initial Board of Directors of the Corporation.   The initial members of the Board of Directors of the Corporation shall consist of individuals nominated by the Nominating Committee of Pacific Exchange, Inc. in consultation with the Chief Executive Officer and approved by the Board of Governors of Pacific Exchange, Inc.

2.     Vacancies.   Any vacancy on the Board of Directors resulting from death, retirement, resignation, disqualification or removal from office or other cause, as well as any vacancy resulting from an increase in the number of directors which occurs between annual meetings of the stockholders at which directors are elected, shall be filled only by a majority vote of the remaining directors then in office, though less than a quorum, except that those vacancies resulting from removal from office by a vote of the stockholders for cause may be filled by a vote of the stockholders at the same meeting at which such removal occurs. The directors chosen to fill vacancies shall hold office for a term expiring at the end of the next annual meeting of stockholders at which time a director shall be chosen by vote of the stockholders to fill any portion of the term that remains. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

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Article Seven

Action by the stockholders of the Corporation may only be taken at an annual or special stockholders’ meeting as described in the bylaws of the Corporation. Unless otherwise restricted by the Certificate of Incorporation, bylaws or the rules of the Corporation, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all of the members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of the Board or committee. Stockholder action may not be taken by consent in lieu of a meeting.

Article Eight

1.                Management. Except as set forth in Section 2 of this Article Eight, the Corporation shall be managed by or under the direction of the Board of Directors which shall exercise all powers conferred under the laws of Delaware.

2.                Adoption of Bylaws.

(a)    In furtherance and not in limitation of the powers conferred by statute, the power to adopt, amend or repeal the bylaws of the Corporation may be exercised by the Board of Directors; except that the Board of Directors may not amend or repeal a provision of the bylaws adopted by the stockholders and declared as part of such adoption to be amendable or repealable only by the stockholders. Any adoption, amendment or repeal of the bylaws by the Board of Directors shall require the approval of a majority of the Board of Directors.

(b)   The stockholders shall also have the power to adopt, amend or repeal the bylaws, provided that in addition to any vote of the holders of any class or series of stock required by law or this Certificate of Incorporation, if the proposal to adopt, amend or repeal the bylaws has not been approved by the Board of Directors, the affirmative vote of at least two-thirds (2/3) of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, but not less than a majority of such outstanding shares, shall be required for the stockholders to adopt, amend or repeal any provision of the bylaws of the Corporation.

Article Nine

1.     Limitations on Transfer.

(a)   During the first thirty (30) days following the date stock is first issued by the Corporation to members of Pacific Exchange, Inc., no stockholder (each, an “Initial Stockholder”) shall be permitted to sell, transfer, assign or pledge any shares of stock in the Corporation owned by such stockholder to any other party or parties unless the Board of Directors of the Corporation waives such restriction on sale, transfer, assignment or pledge.

(b)   For so long as this Corporation shall control, directly or indirectly, Pacific Exchange, Inc.:

(i)    no Person (as defined below) either alone or together with its Related Persons (as defined below), may own, directly or indirectly, of record or beneficially shares of the capital stock (whether common or preferred stock) of this Corporation constituting more than forty percent (40%) of the outstanding shares of any class of capital stock of this Corporation; provided, however, that,

(A)  subject to clause (C), below, such restriction shall not apply in the case of any class of preferred stock which shall not have the right by its terms to vote in the election of members of the Board of Directors of the Corporation or on other matters which may require the approval of

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the holders of voting shares of the Corporation (other than matters affecting the rights, preferences or privileges of said class of preferred stock);

(B)   subject to clause (C), below, such restriction may be waived by the Board of Directors of this Corporation pursuant to an amendment to the Bylaws adopted by the Board of Directors, if, in connection with the adoption of such amendment, the Board of Directors adopts a resolution stating that it is the determination of such Board that such amendment will not impair the ability of Pacific Exchange, Inc., to carry out its functions and responsibilities as an “exchange” under the Securities Exchange Act of 1934, as amended, and the rules thereunder, and is otherwise in the best interests of the Corporation and its stockholders and Pacific Exchange, Inc., and will not impair the ability of the United States Securities and Exchange Commission to enforce said Act, and such amendment shall not be effective until approved by said Commission;

(C)   notwithstanding clauses (A) and (B), above, in any case where a Person either alone or together with its Related Persons would own more than the above percentage limitation upon consummation of any proposed sale, assignment or transfer of the Corporation’s capital stock, the Board of Directors of the Corporation shall have determined that such Person and its Related Persons are not subject to any applicable “statutory disqualification” (within the meaning of Section 3(a)(39) of the Securities Exchange Act of 1934, as amended);

(D)  any Person (and its Related Persons owning any capital stock of the Corporation) which proposes to own, directly or indirectly, of record or beneficially shares of the capital stock (whether common or preferred stock) of this Corporation constituting more than forty percent (40%) of the outstanding shares of any class of capital stock of this Corporation, shall have delivered to the Board of Directors of the Corporation a notice in writing, not less than forty-five (45) days (or any shorter period to which said Board shall expressly consent) before the proposed exercise of said voting rights or the granting of said proxies or consents, of its intention to do so.; and

(ii)   no Person, either alone or together with its Related Persons, who is a trading permit holder of Pacific Exchange, Inc., or an equities trading permit holder of PCX Equities, Inc., may own, directly or indirectly, of record or beneficially shares constituting more than twenty percent (20%) of any class of capital stock of this Corporation.

(iii)  any Person, either alone or together with its Related Persons, that at any time owns (whether by acquisition or by a change in the number of shares outstanding) of record or beneficially, whether directly or indirectly, five percent (5%) or more of the then outstanding shares of capital stock of this Corporation, that has the right by its terms to vote in the election of members of the Board of Directors of the Corporation, shall, immediately upon so owning five percent (5%) or more of the then outstanding shares of such stock, give the Board of Directors written notice of such ownership of five percent (5%) or more of the then outstanding shares of such stock, which notice shall state: (1) such Person’s full legal name; (2) such Person’s title or status and the date on which such title or status was acquired; (3) such Person’s approximate ownership interest in the Corporation; and (4) whether such Person has the power, directly or indirectly, to direct the management or policies of the Corporation, whether through ownership of securities, by contract or otherwise.

(iv)  each Person required to provide written notice pursuant to subparagraph (b)(iii) of this Paragraph 1(b) shall update such notice promptly after any change therein; provided that no such updated notice shall be required to be provided to the Board of Directors in the event of an increase or decrease of less than one percent (1%) (of the then outstanding shares of any class of capital stock) in the ownership percentage so reported (such increase or decrease to be measured cumulatively from the amount shown on the last such report) unless any increase or decrease of less than one percent (1%) results in such Person so owning more than twenty percent (20%) or more than forty percent

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(40%) of the shares of any class of capital stock then outstanding (at a time when such Person so owned less than such percentages) or such Person so owning less than twenty percent (20%) or less than forty percent (40%) of the shares of any class of capital stock then outstanding (at a time when such Person so owned more than such percentages).

As used in this Article Nine: the term “Person” shall mean an individual, partnership (general or limited), joint stock company, corporation, limited liability company, trust or unincorporated organization, or any governmental entity or agency or political subdivision thereof; the term “Related Persons” shall mean (i) with respect to any Person, all “affiliates” and “associates” of such Person (as such terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended); (ii) with respect to any Person constituting a trading permit holder of Pacific Exchange, Inc. or an equities trading permit holder of PCX Equities, Inc., any broker or dealer with which such holder is associated; and (iii) any two or more Persons that have any agreement, arrangement or understanding (whether or not in writing) to act together for the purpose of acquiring, voting, holding or disposing of shares of the capital stock of this Corporation; and the term “beneficially owned” shall have the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

(c)   For so long as this Corporation shall control, directly or indirectly, Pacific Exchange, Inc., no Person, either alone or together with its Related Persons, at any time, may, directly, indirectly or pursuant to any voting trust, agreement, plan or other arrangement, vote or cause the voting of shares of the capital stock (whether such shares be common stock or preferred stock) of the Corporation or give any consent or proxy with respect to shares representing more than twenty percent (20%) of the voting power of the then issued and outstanding capital stock of the Corporation, nor may any Person, either alone or together with its Related Persons, enter into any agreement, plan or other arrangement with any other Person, either alone or together with its Related Persons, under circumstances which would result in the shares of capital stock of the Corporation which shall be subject to such agreement, plan or other arrangement not being voted on any matter or matters or the withholding of any proxy relating thereto, where the effect of such agreement, plan or other arrangement would be to enable any Person, either alone or together with its Related Persons, to vote, possess the right to vote or cause the voting of shares of the capital stock of the Corporation which would, as a result thereof, represent more than twenty percent (20%) of said voting power, except as otherwise permitted by the Board of Directors of the Corporation pursuant to an amendment to the Bylaws adopted by the Board of Directors, if, in connection with the adoption of such amendment, the Board of Directors shall adopt a resolution stating that it is the determination of such Board that such Person and its Related Persons are not subject to any applicable “statutory  disqualification” (within the meaning of Section 3(a)(39) of the Securities Exchange Act of 1934, as amended) and that such amendment will not impair the ability of Pacific Exchange, Inc., to carry out its functions and responsibilities as an “exchange” under the Securities Exchange Act of 1934, as amended, and the rules thereunder, and is otherwise in the best interests of the Corporation and its stockholders and Pacific Exchange, Inc., and will not impair the ability of the United States Securities and Exchange Commission to enforce said Act, and such amendment shall not be effective until approved by said Commission. In making the determinations referred to in the immediately preceding sentence, the Board of Directors may impose on the Person in question and its Related Persons such conditions and restrictions as it may in its sole discretion deem necessary, appropriate or desirable in furtherance of the objectives of the Securities Exchange Act of 1934, as amended, and the rules thereunder, and the governance of Pacific Exchange, Inc. Any Person (and its Related Persons owning any capital stock of the Corporation) which proposes to exercise voting rights, or grant any proxies or consents with respect to any shares exceeding such twenty percent (20%) limitation shall have delivered to the Board of Directors of the Corporation a notice in writing, not less than forty-five (45) days (or any shorter period to which said Board shall expressly consent) before the proposed exercise of said voting rights or the granting of said proxies or consents, of its intention to do so.

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2.     Effect of Purported Transfers in Violation of this Article.   If any stockholder purports to vote, or sell, transfer, assign or pledge any shares of the Corporation to any Person other than the Corporation in a transaction that would violate the provisions of this Article Nine, then the Corporation shall record on the books of the Corporation the transfer of only that number of shares that would not violate the provisions of this Article Nine, and shall for all purposes treat the remaining shares as owned by the purported transferor for all purposes, including without limitation, voting, payment of dividends and distributions with respect to shares whether upon liquidation or otherwise. If any stockholder purports to vote, grant any proxy or enter into any other agreement for the voting of shares that would violate the provisions of this Article Nine, then the Corporation shall not honor such vote, proxy or agreement to the extent that such provisions would be violated, and any shares subject thereto shall not be entitled to be voted to the extent of such violation.

3.     Right to Redeem Shares Purportedly Transferred in Violation of this Article.   If any stockholder purports to vote, or sell, transfer, assign or pledge any shares of the Corporation to any Person, in a transaction that would violate the provisions of this Article Nine, then the Corporation shall have the right, exercisable upon written notice to the holder or holders of record with respect to such shares, to redeem such shares for a price per share equal to the par value thereof, which right shall be exercisable by the Corporation upon the approval of the Board of Directors of the Corporation. Upon any such determination to redeem any such shares, written notice shall be given by the Secretary of the Corporation to the holder or holders of record with respect to such shares at the address thereof appearing on the books of the Corporation which notice shall specify a date for redemption of the shares which shall be not less than ten (10) days nor more than thirty (30) days from the date of such notice. Any shares which have been so called for redemption shall not be deemed outstanding shares for the purpose of voting or determining the total number of shares entitled to vote on any matter on and after the date on which written notice of redemption has been sent to the holder or holders thereof and a sum sufficient to redeem such shares has been irrevocably deposited or set aside to pay the redemption price to the holder or holders of the shares upon surrender of certificates therefor.

4.     Voting and Ownership of Shares by Archipelago Holdings, Inc. and its Related Persons.   For as long as Archipelago Holdings, Inc., a Delaware corporation (“Archipelago”), directly owns all of the outstanding capital stock of the Corporation, the provisions of this Article Nine shall not be applicable to the voting and ownership of shares of the capital stock of the Corporation by (i) Archipelago, (ii) any Person which is a Related Person of Archipelago, either alone or together with its Related Persons, and (iii) any other Person to which Archipelago is a Related Person, either alone or together with its Related Persons, except for, in each case of clauses (i), (ii) and (iii) above, Prohibited Persons (as such term is defined below). As used in this Section 4 of this Article Nine, the term “Prohibited Person” means any Person which is, or which has a Related Person which is, (A) an OTP Holder (as such term is defined in the rules of the Pacific Exchange, Inc., as such rules may be in effect from time to time) or an OTP Firm (as such term is defined in the rules of the Pacific Exchange, Inc., as such rules may be in effect from time to time) or (B) an ETP Holder (as such term is defined in the rules of PCX Equities, Inc., as such rules may be in effect from time to time), except for, in each case of clauses (A) and (B) above, Permitted Persons (as defined below). As used in this Section 4 of this Article Nine, the term “Permitted Person” means:  (1) any broker or dealer approved by the United States Securities and Exchange Commission after June 20, 2005 to be a facility (as defined in Section 3(a)(2) of the Exchange Act) of Pacific Exchange, Inc.; (2) any Person approved by the United States Securities and Exchange Commission prior to it becoming subject to the provisions of this Article Nine with respect to voting and ownership of shares by such Person; and (3) any Person which is a Related Person of Archipelago solely by reason of beneficially owning, either alone or together with its Related Persons, less than 20% of the outstanding shares of capital stock of Archipelago. Any other Prohibited Person not covered by the definition of a Permitted Person who would be subject to and exceed the voting and ownership limitations imposed by this Article Nine as of the date of the closing of the transactions contemplated by the agreement and plan of merger, dated as of

6

January 3, 2005, among the Corporation, Archipelago and New Apple Acquisitions Corporation, a Delaware corporation and a wholly-owned subsidiary of Archipelago (as such agreement and plan of merger may be amended or modified from time to time), shall be permitted to exceed such limitations imposed by this Article Nine only to the extent and for the time period approved by the United States Securities and Exchange Commission.

Article Ten

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under § 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under § 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

Article Eleven

The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended. No amendment or repeal of this paragraph shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any act or omission on the part of such director occurring prior to such amendment or repeal.

The private property, whether real or personal, of directors and officers of the Corporation shall not be subject to the payment of corporate debts to any extent whatsoever.

To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees or agents of the Corporation (and any other persons to which Delaware law permits the Corporation to provide indemnification and advancement) through bylaw provisions, agreements with such directors, officers, employees, agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law of the State of Delaware, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders, and others.

Article Twelve

The stockholders shall be entitled to receive, when and if declared by the Board, out of the assets of the Corporation which are by law available therefor, dividends payable in cash, stock or otherwise.

Article Thirteen

Preemptive rights shall not exist with respect to shares of stock or securities convertible into shares of stock of this Corporation.

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Article Fourteen

The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in any manner now or hereafter permitted by law, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding any other provision of this Certificate of Incorporation, (a) the affirmative vote of at least 75% of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, but not less than a majority of such outstanding shares, shall be required to amend in any respect or repeal any provision of this Certificate of Incorporation, and (b) for so long as this Corporation shall control, directly or indirectly, Pacific Exchange, Inc., before any amendment to or repeal of any provision of the Certificate of Incorporation of this Corporation shall be effective, the same shall be submitted to the Board of Directors of Pacific Exchange, Inc. and if said Board shall determine that the same must be filed with or filed with and approved by the United States Securities and Exchange Commission before the same may be effective, under Section 19 of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder by said Commission or otherwise, then the same shall not be effective until filed with or filed with and approved by said Commission, as the case may be.

*     *     *

SIXTH:  This Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the corporation in accordance with Sections 241 and 245 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, PCX Holdings, Inc. has caused this certificate to be signed by its Chairman and Chief Executive Officer and Secretary this      day of [January], 200[4]5.

,
[Philip D. DeFeo,] Chairman and Chief
Executive Officer
,
[Kathryn L. Beck,] Secretary

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SR-PCS-2005-90
Exhibit B
Proposed PCX Rules

Text of the Proposed Rule Change

Underlining indicates additions; [brackets] indicate deletions

PROPOSED PCX RULES

RULE OF THE PACFIC EXCHANGE, INC.

Rule 1.1   Definitions.

Rules 1.1(a) - (bb)—No change.

(cc) “Archipelago” shall mean Archipelago Holdings, Inc., a Delaware corporation and the parent company of ArcaEx.

(dd) “ArcaEx” shall mean Archipelago Exchange, L.L.C., the exclusive equities trading facility of the Exchange.

(ee) “Exchange Act” shall mean the Exchange Act of 1934, as amended.

(ff)   “PCX Holdings” shall mean PCX Holdings, Inc., a Delaware corporation and the parent company of the Corporation.

(gg) “Related persons” shall mean with respect to any OTP Holder or OTP Firm (v) any broker or dealer with which such OTP Holder or OTP Firm is associated; (w) any natural person who is an associated person of such OTP Firm; (x) any other Person(s) whose beneficial ownership of shares of stock of Archipelago with the power to vote on any matter would be aggregated with the OTP Holder’s or OTP Firm’s beneficial ownership of such stock or deemed to be beneficially owned by such OTP Holder or OTP Firm pursuant to Rules 13d-3 and 13d-5 under the Act; (y) any other Person(s) with which such OTP Holder or OTP Firm has any agreement, arrangement or understanding (whether or not in writing) to act together for the purpose of acquiring, voting, holding or disposing of shares of the stock of Archipelago; and (z) with respect to any OTP Holder and any Person described in (v) to (y) above who is a natural person, any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of Archipelago or any of its parents or subsidiaries. For the avoidance of doubt, “Related Person” as defined above in clause (v) of this paragraph (gg) shall include, with respect to any OTP Holder or OTP Firm:  any other Person beneficially owning pursuant to Rules 13d-3 and 13d-5 under the Exchange Act shares of Archipelago stock with the power to vote on any matter that also are deemed to be beneficially owned by such OTP Holder or OTP Firm pursuant to Rules 13d-3 and 13d-5 under the Exchange Act; any other Person that would be deemed to own beneficially pursuant to Rules 13d-3 and 13d-5 under the Exchange Act shares of Archipelago stock with the power to vote on any matter that are beneficially owned directly or indirectly by such OTP Holder or OTP Firm pursuant to Rules 13d-3 and 13d-5 under the Exchange Act; and any additional Person through which such other Person would be deemed to directly or indirectly own beneficially pursuant to Rules 13d-3 and 13d-5 under the Exchange Act shares of Archipelago stock with the power to vote on any matter.

*     *     *     *     *

[Rules 3.4 - 3.5 Reserved]

[Reserved.]

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Rule 3.4   Ownership and Voting

(a)   Ownership Limitation.   For as long as Archipelago shall control, directly or indirectly, PCX, no OTP Holder or OTP Firm, either alone or with its Related Persons, shall, at any time, own beneficially shares of Archipelago stock representing in the aggregate more than 20% of the then outstanding votes entitled to be cast on any matter (the “Ownership Limitation”). For purposes of the Ownership Limitation, no OTP Holder or OTP Firm, shall be deemed to have any agreement, arrangement or understanding to act together with respect to voting shares of Archipelago stock solely because such OTP Holder or OTP Firm, or any of such OTP Holder’s or OTP Firm’s Related Persons, has or shares the power to vote or direct the voting of such shares of stock pursuant to a revocable proxy given in response to a public proxy or consent solicitation conducted pursuant to, and in accordance with, Regulation 14A promulgated pursuant to the Exchange Act, except if such power (or the arrangements relating thereto) is then reportable under Item 6 of Schedule 13D under the Exchange Act (or any similar provision of a comparable or successor report).

(b)   Voting Limitation and Nonvoting Agreement Prohibition.   For as long as Archipelago shall control, directly or indirectly, PCX, (1) no OTP Holder or OTP Firm, either alone or together with its Related Persons, shall have the right to vote, vote or cause the voting of shares of Archipelago stock, in person or by proxy or through any voting agreement or other arrangement, representing in the aggregate more than 20% of the then outstanding votes entitled to be cast on such matter (the “Voting Limitation”), and (2) no OTP Holder or OTP Firm, either alone or together with its Related Persons, shall enter into any agreement, plan or other arrangement relating to shares of stock of Archipelago entitled to vote on any matter with any other Person, either alone or with its Related Persons, under circumstances which would result in shares of Archipelago stock that would be subject to such agreement, plan or other arrangement not being voted on any matter, or the withholding of any proxy relating thereto, where the effect of such agreement, plan or other arrangement would be to enable any Person, either alone or with its Related Persons, to vote, possess the right to vote or cause the voting of shares of Archipelago stock which would, as a result thereof, represent in the aggregate more than 20% of the then outstanding votes entitled to be cast on such matter (the “Nonvoting Agreement Prohibition”).  Neither the Voting Limitation nor the Nonvoting Agreement Prohibition shall apply to (x) any solicitation of any revocable proxy from any stockholder of Archipelago by or on behalf of Archipelago or by an officer or director of Archipelago acting on behalf of Archipelago or (y) any solicitation of any revocable proxy from any stockholder of Archipelago by any other stockholder that is conducted pursuant to, and in accordance with, Regulation 14A promulgated pursuant to the Act.

(c)   Ownership and Voting Agreements.   Each OTP Holder and OTP Firm who is not an ETP Holder, and each “associated person” (as defined, for purposes of this Rule 3.4, in Section 3(a)(18) of the Exchange Act) of such OTP Holder or OTP Firm, shall enter into an ownership and voting agreement (“Ownership and Voting Agreement”) with PCX and Archipelago regarding the ownership and voting of shares of capital stock of Archipelago in accordance with the terms of this Rule 3.4. Each OTP Holder and OTP Firm and each associated person of such OTP Firm shall enter into an Ownership and Voting Agreement (x) in the case of an OTP Holder, OTP Firm or an associated person of an OTP Holder or OTP Firm which is not an ETP Holder and which (A) owns beneficially any shares of Archipelago stock, or (B) has entered into any agreement, plan or other arrangement relating to the voting or ownership of any shares of Archipelago stock, at the time of the closing of the transactions contemplated by the agreement and plan of merger, dated as of January 3, 2005, among Archipelago, PCX Holdings and New Apple Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Archipelago (as such agreement and plan of merger may be amended or modified from time to time), no later than 30 calendar days following the date of such closing and (y) in the case of any OTP Holder, OTP Firm or an associated person of such OTP Holder or OTP Firm which is not required to enter into an Ownership and Voting Agreement pursuant to clause (x), no later than the 5th calendar day following the date on which (A) such

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OTP Holder, OTP Firm or an associated person of such OTP Holder or OTP Firm ceases being an ETP Holder and (i) owns or acquires beneficial ownership of any shares of Archipelago stock or (ii) is a party to or enters into any agreement, plan or other arrangement relating to the voting or ownership of any shares of Archipelago stock, or (B) such OTP Holder, OTP Firm or an associated person of such OTP Holder or OTP Firm which is not an ETP Holder (i) acquires beneficial ownership of any shares of Archipelago stock or (ii) enters into any agreement, plan or other arrangement relating to the voting or ownership of any shares of Archipelago stock. Each Ownership and Voting Agreement shall provide the following:

(1)   For as long as Archipelago shall control, directly or indirectly, PCX, no OTP Holder or OTP Firm, either alone or with its Related Persons, shall, at any time, own beneficially shares of Archipelago stock in excess of the Ownership Limitation.

(2)   For as long as Archipelago shall control, directly or indirectly, PCX, (x) no OTP Holder or OTP Firm, either alone or together with its Related Persons, shall have the right to vote, vote or cause the voting of shares of Archipelago stock, in person or by proxy or through any voting agreement or other arrangement, in excess of the Voting Limitation, and (y) no OTP Holder or OTP Firm, either alone or together with its Related Persons, shall enter into any agreement, plan or other arrangement relating to shares of stock of Archipelago entitled to vote on any matter with any other Person, either alone or with its Related Persons, in contravention of the Nonvoting Agreement Prohibition.

(3)   Such OTP Holder or OTP Firm or any associated person of such OTP Holder or OTP Firm agrees to vote, or to authorize Archipelago to vote on its behalf, shares of Archipelago stock owned by such OTP Holder, OTP Firm or an associated person of such OTP Holder or OTP Firm, as appropriate, in favor of amendments to the certificate of incorporation of Archipelago that incorporate ownership and voting limitations that are substantially similar to the Ownership Limitation, Voting Limitation and Nonvoting Agreement Prohibition set forth in Rule 3.4(a) and (b) and the implementation provisions that are substantially similar to the provisions set forth in Rule 3.4(d).

(4)   Such OTP Holder or OTP Firm, or any associated person of such OTP Holder or OTP Firm, agrees to be subject to the implementation provisions set forth in Rule 3.4(d), as applicable, which provisions shall also be set forth in the Ownership and Voting Agreement.

(5)   The Ownership and Voting Agreement shall be governed by the laws of the State of Delaware.

(d)   Implementation of the Ownership and Voting Limitations

(1)   Calling of Shares of Archipelago Common Stock.

(x)    In the event that any such OTP Holder or OTP Firm, either alone or with its Related Persons, including, without limitation, any Related Person that is an associated person of such OTP Holder or OTP Firm, at any time owns beneficially shares of Archipelago stock in excess of the Ownership Limitation, Archipelago shall promptly call from such OTP Holder or OTP Firm, or an associated person of such OTP Holder or OTP Firm, for a price per share equal to the par value thereof, the number of shares of Archipelago stock owned by such OTP Holder or OTP Firm, or an associated person of such OTP Holder or OTP Firm, necessary to decrease the beneficial ownership of such OTP Holder or OTP Firm, either alone or with its Related Persons, to 20% of the then outstanding votes entitled to be cast on any matter after giving effect to the redemption of the shares of Archipelago stock.

(y)    In the event Archipelago shall call shares of Archipelago stock, notice of such call shall be given promptly by first class mail, postage prepaid, to the holder of the shares of Archipelago stock to be so called, at such holder’s address as the same appears on the stock register of

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Archipelago. Each such notice shall state:  (a) the call date; (b) the number of shares to be called; (c) the aggregate call price; and (d) the place or places where shares are to be surrendered for payment of the call price. Failure to give notice as aforesaid, or any defect therein, shall not affect the validity of the call of the shares. From and after the call date (unless default shall be made by Archipelago in providing funds for the payment of the call price), shares which have been called as aforesaid shall be cancelled, shall no longer be deemed to be outstanding, and all rights of the holder of such shares as a stockholder of Archipelago (except the right to receive from Archipelago the call price against delivery to Archipelago of evidence of ownership of such shares) shall cease. Upon surrender in accordance with said notice of evidence of ownership of the shares of Archipelago stock so called (properly assigned for transfer, if the board of directors of Archipelago shall so require and the notice shall so state), such shares shall be called by Archipelago at par value.

(2)   Voting of Excess Shares by Archipelago.   If any OTP Holder or OTP Firm, either alone or with its Related Persons, including, without limitation, any Related Person that is an associated person of such OTP Holder or OTP Firm, acquires the right to vote more than 20% of the then outstanding votes entitled to be cast by stockholders of Archipelago on any matter, Archipelago shall have the right to vote and shall vote the shares of Archipelago stock owned by such OTP Holder, OTP Firm or an associated person of such OTP Holder or OTP Firm, as appropriate, in excess of the 20% voting limitation in proportion with the results of voting (excluding such excess shares) for such matter at a meeting of Archipelago stockholders.

(3)   Disciplinary Action.   An OTP Holder or OTP Firm shall be subject to the disciplinary action prescribed by Rule 13.2(a)(2)(E) in the event of any violation of this Rule 3.4, including, without limitation, the failure of an OTP Holder or an OTP Firm or any associated person of such OTP Holder or OTP Firm to enter into the Ownership and Voting Agreement as required by Rule 3.4(c) within the applicable time periods specified therein or any breach of the Ownership and Voting Agreement by an OTP Holder, OTP Firm or an associated person of such OTP Holder or OTP Firm, as applicable.

(4)   Judicial Action.   In the event any such OTP Holder or OTP Firm, either alone or with its Related Persons, including, without limitation, any Related Person that is an associated person of such OTP Holder or OTP Firm, has cast votes, in person or by proxy or through any voting agreement or other arrangement, in excess of the Voting Limitation, Archipelago may bring suit in a court of competent jurisdiction against such OTP Holder or OTP Firm or any associated person of such OTP Holder or OTP Firm, seeking enforcement of the Voting Limitation.

Rule 3.5   Reserved

Reserved.

*     *     *     *     *

Rule 13.2   Procedures for Suspension

Rule 13.2(a) - 13.2(a)(2)(D)—No change.

(E)  suspend all trading rights and privileges of an OTP Holder or OTP Firm for failure to comply with Rule 3.4, which failure to comply shall include the failure of such OTP Holder, OTP Firm or an associated person of such OTP Holder or OTP Firm to enter into the Ownership and Voting Agreement required by Rule 3.4(c) within the applicable time period specified therein, any breach of the Ownership and Voting Agreement or any violation of Rule 3.4; provided that, in the event of circumstances contemplated by this Rule 13.2(a)(2)(E), the Exchange shall:  (1) provide notice to the applicable OTP

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Holder or OTP Firm within five business days of learning of the events contemplated by this Rule 13.2(a)(2)(E); (2) allow the applicable OTP Holder, OTP Firm or an associated person of such OTP Holder or OTP Firm fifteen calendar days to cure any such failure to comply contemplated by this Rule 13.2(a)(2)(E); (3) in the event that the applicable OTP Holder, OTP Firm or an associated person of such OTP Holder or OTP Firm does not cure such failure to comply within such fifteen calendar day cure period, schedule a hearing to occur within thirty calendar days following the expiration of such fifteen calendar day cure period; and (4) render its decision as to the suspension of all trading privileges of the applicable OTP Holder or OTP Firm no later than ten calendar days following the date of such hearing.

Rule 13.2(b) - 13.2(c)—No change.

*     *     *     *     *

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SR-PCS-2005-90
Exhibit C
Amended and Restated Bylaws of Archipelago Holdings, Inc.

Text of the Proposed Rule Change

Underlining indicates additions; [brackets] indicate deletions

AMENDED AND RESTATED BYLAWS

OF

ARCHIPELAGO HOLDINGS, INC.

ARTICLE I

Stockholders

Section 1.1   Annual Meetings.   An annual meeting of stockholders shall be held for the election of directors at such date, time and place either within or without the State of Delaware as may be designated by the Board of Directors from time to time. Any other business properly brought before the meeting may be transacted at the annual meeting.

Section 1.2   Special Meetings.   Special meetings of stockholders may be called at any time by, and only by, the Board of Directors, the Chief Executive Officer or the Chairman of the Board of Directors, to be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.

Section 1.3   Notice of Meetings.   Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.

Section 1.4   Adjournments.   Any meeting of stockholders, annual or special, may be adjourned from time to time, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 1.5   Organization.   Meetings of stockholders shall be presided over by a Chairman of the Board, if any, or in the absence of a Chairman of the Board by a Vice Chairman of the Board, if any, or in the absence of a Vice Chairman of the Board by a Chief Executive Officer, or in the absence of a Chief Executive Officer by a Senior Executive Officer, or in the absence of a Senior Executive Officer by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. Each of the following is a Senior Executive Officer:  Chief Financial Officer, Chief Administrative Officer, Chief Operating Officer, Chief Technology Officer and President. A Corporate Secretary, or in the absence of a Corporate Secretary an Assistant Corporate Secretary, shall act as secretary of the meeting, but in the absence of a Corporate Secretary and any Assistant Corporate Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

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The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to adjourn a meeting of stockholders without a vote of stockholders and to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting and are not inconsistent with any rules or regulations adopted by the Board of Directors pursuant to the provisions of the certificate of incorporation, including the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls for each item upon which a vote is to be taken.

Section 1.6   Inspectors.   Prior to any meeting of stockholders, the Board of Directors, a Chairman of the Board, a Vice Chairman of the Board, a Chief Executive Officer, a Senior Executive Officer, a Vice President or any other officer designated by the Board shall appoint one or more inspectors to act at such meeting and make a written report thereof and may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons to assist them in the performance of their duties. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxy or vote, nor any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls. In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted therewith, any information provided by a stockholder who submits a proxy by telegram, cablegram or other electronic transmission from which it can be determined that the proxy was authorized by the stockholder, ballots and the regular books and records of the Corporation, and they may also consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for such purpose, they shall, at the time they make their certification, specify the precise information considered by them, including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.

Section 1.7   Voting; Proxies.   Unless otherwise provided in the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power, regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with a Corporate Secretary. Voting at meetings of stockholders need not be by written ballot unless so directed by the chairman of the meeting or the

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Board of Directors. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. In all other matters, unless otherwise required by law, the certificate of incorporation or these bylaws, a majority of the votes cast for or against the matter at the meeting by stockholders entitled to vote on the subject matter shall be the act of the stockholders. Where a separate vote by class or classes is required, the affirmative vote of the holders of a majority (or, in the case of an election of directors, a plurality) of the votes cast for or against the matter at the meeting by stockholders in that class or classes entitled to vote on the subject matter shall be the act of such class or classes, except as otherwise required by law, the certificate of incorporation or these bylaws.

Section 1.8   Fixing Date for Determination of Stockholders of Record.   In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to the action for which a record date is being established. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 1.9   List of Stockholders Entitled to Vote.   A Corporate Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the municipality where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

Section 1.10   Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals.   (a)  The matters to be considered and brought before any annual or special meeting of stockholders of the Corporation shall be limited to only such matters, including the nomination and election of directors, as shall be brought properly before such meeting in compliance with the procedures set forth in this Section 1.10.

(b)   For any matter to be properly brought before any annual meeting of stockholders, the matter must be (i) specified in the notice of annual meeting given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors or (iii) brought before the annual meeting in the manner specified in this Section 1.10(b) (x) by a stockholder that holds of record stock of the Corporation entitled to vote at the annual meeting on such matter

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(including any election of a director) or (y) by a person (a “Nominee Holder”) that holds such stock through a nominee or “street name” holder of record of such stock and can demonstrate to the Corporation such indirect ownership of, and such Nominee Holder’s entitlement to vote, such stock on such matter. In addition to any other requirements under applicable law, the certificate of incorporation and these bylaws, persons nominated by stockholders for election as directors of the Corporation and any other proposals by stockholders shall be properly brought before an annual meeting of stockholders only if notice of any such matter to be presented by a stockholder at such meeting (a “Stockholder Notice”) shall be delivered to a Corporate Secretary at the principal executive office of the Corporation not less than ninety nor more than one hundred and twenty days prior to the first anniversary date of the annual meeting for the preceding year (or, in the case of the annual meeting of stockholders to be held in 2005, not less than ninety nor more than one hundred and twenty days prior to May 2, 2005); provided, however, that if and only if the annual meeting is not scheduled to be held within a period that commences thirty days before and ends thirty days after such anniversary date (or May 2, 2005, in the case of the annual meeting of stockholders to be held in 2005) (an annual meeting date outside such period being referred to herein as an “Other Meeting Date”), such Stockholder Notice shall be given in the manner provided herein by the later of (i) the close of business on the date ninety days prior to such Other Meeting Date or (ii) the close of business on the tenth day following the date on which such Other Meeting Date is first publicly announced or disclosed. Any stockholder desiring to nominate any person or persons (as the case may be) for election as a director or directors of the Corporation at an annual meeting of stockholders shall deliver, as part of such Stockholder Notice, a statement in writing setting forth the name of the person or persons to be nominated, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by each such person, as reported to such stockholder by such person, the information regarding each such person required by paragraphs (a), (e) and (f) of Item 401 of Regulation S-K adopted by the Securities and Exchange Commission, each such person’s signed consent to serve as a director of the Corporation if elected, such stockholder’s name and address, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by such stockholder and, in the case of a Nominee Holder, evidence establishing such Nominee Holder’s indirect ownership of stock and entitlement to vote such stock for the election of directors at the annual meeting. Any stockholder who gives a Stockholder Notice of any matter (other than a nomination for director) proposed to be brought before an annual meeting of stockholders shall deliver, as part of such Stockholder Notice, the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder’s name and address, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by such stockholder, any material interest of such stockholder in the matter proposed (other than as a stockholder), if applicable, and, in the case of a Nominee Holder, evidence establishing such Nominee Holder’s indirect ownership of stock and entitlement to vote such stock on the matter proposed at the annual meeting. As used in these bylaws, shares “beneficially owned” shall mean all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). If a stockholder is entitled to vote only for a specific class or category of directors at a meeting (annual or special), such stockholder’s right to nominate one or more individuals for election as a director at the meeting shall be limited to such class or category of directors.

Notwithstanding any provision of this Section    1.10 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at the next annual meeting of stockholders is increased by virtue of an increase in the size of the Board of Directors and either all of the nominees for director at the next annual meeting of stockholders or the size of the increased Board of Directors is not publicly announced or disclosed by the Corporation at least one hundred days prior to the first anniversary of the preceding year’s annual meeting (or, in the case of the annual meeting of stockholders to be held in 2005, at least one hundred days prior to May 2, 2005), a Stockholder Notice shall also be considered timely hereunder, but only with respect to nominees to stand for election at the next

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annual meeting as the result of any new positions created by such increase, if it shall be delivered to a Corporate Secretary at the principal executive office of the Corporation not later than the close of business on the tenth day following the first day on which all such nominees or the size of the increased Board of Directors shall have been publicly announced or disclosed.

(c)   Except as provided in the immediately following sentence, no matter shall be properly brought before a special meeting of stockholders unless such matter shall have been brought before the meeting pursuant to the Corporation’s notice of such meeting. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any stockholder entitled to vote for the election of such director(s) at such meeting may nominate a person or persons (as the case may be) for election to such position(s) as are specified in the Corporation’s notice of such meeting, but only if the Stockholder Notice required by Section 1.10(b) hereof shall be delivered to a Corporate Secretary at the principal executive office of the Corporation not later than the close of business on the tenth day following the first day on which the date of the special meeting and either the names of all nominees proposed by the Board of Directors to be elected at such meeting or the number of directors to be elected shall have been publicly announced or disclosed.

(d)   For purposes of this Section 1.10, a matter shall be deemed to have been “publicly announced or disclosed” if such matter is disclosed in a press release reported by the Dow Jones News Service, the Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission.

(e)   In no event shall the adjournment of an annual meeting or a special meeting, or any announcement thereof, commence a new period for the giving of notice as provided in this Section 1.10. This Section 1.10 shall not apply to (i) any stockholder proposal made pursuant to Rule 14a-8 under the Exchange Act or (ii) any nomination of a director in an election in which only the holders of one or more series of Preferred Stock of the Corporation issued pursuant to Article FOURTH of the certificate of incorporation are entitled to vote (unless otherwise provided in the terms of such stock).

(f)    The chairman of any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether notice of nominees and other matters proposed to be brought before a meeting has been duly given in the manner provided in this Section 1.10 and, if not so given, shall direct and declare at the meeting that such nominees and other matters shall not be considered.

ARTICLE II

Board of Directors

Section 2.1   Powers; Number; Qualifications.   The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise required by law or provided in the certificate of incorporation. The number of directors of the Corporation shall be fixed only by resolution of the Board of Directors from time to time. If the holders of any class or classes of stock or series thereof are entitled by the certificate of incorporation to elect one or more directors, the preceding sentence shall not apply to such directors and the number of such directors shall be as provided in the terms of such stock. Directors need not be stockholders.

Section 2.2   Election; Term of Office; Resignation; Removal; Vacancies.   Each director shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any director may resign at any time upon written notice to the Board of Directors or to a Chairman of the Board, a Vice Chairman of the Board, a Chief Executive Officer, a President, a Senior Executive Officer or a Corporate Secretary. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. Any director or

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the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the voting power of the shares then entitled to vote at an election of directors. Vacancies and newly created directorships resulting from any increase in the authorized number of directors (other than any directors elected in the manner described in the next sentence) or from any other cause shall be filled by, and only by, a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Whenever the holders of any class or classes of stock or series thereof are entitled by the certificate of incorporation to elect one or more directors, vacancies and newly created directorships of such class or classes or series may be filled by, and only by, a majority of the directors elected by such class or classes or series then in office, or by the sole remaining director so elected. Any director elected or appointed to fill a vacancy or a newly created directorship shall hold office until the next annual meeting of the stockholders, and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

Section 2.3   Regular Meetings.   Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board may from time to time determine, and if so determined notice thereof need not be given.

Section 2.4   Special Meetings.   Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Board, by a Chairman of the Board, if any, by a Vice Chairman of the Board, if any, by a Chairman of the Corporate Governance and Nominating Committee, if any, by a Chief Executive Officer, if any, by a Senior Executive Officer, if any, or by any two directors. Reasonable notice thereof shall be given by the person or persons calling the meeting.

Section 2.5   Participation in Meetings by Conference Telephone Permitted.   Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this bylaw shall constitute presence in person at such meeting.

Section 2.6   Quorum; Vote Required for Action.   At each meeting of the Board of Directors, one-half of the number of directors equal to (i) the total number of directors fixed by resolution of the board of directors (including any vacancies) plus (ii) the number of directors elected by a holder or holders of Preferred Stock voting separately as a class, as described in the fourth paragraph of Article EIGHTH of the certificate of incorporation (including any vacancies), shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board unless the certificate of incorporation or these bylaws shall require a vote of a greater number. In case at any meeting of the Board a quorum shall not be present, the members or a majority of the members of the Board present may adjourn the meeting from time to time until a quorum shall be present.

Section 2.7   Organization.   Meetings of the Board of Directors shall be presided over by a Chairman of the Board, if any, or in the absence of a Chairman of the Board by a Vice Chairman of the Board, if any, or in the absence of a Vice Chairman of the Board, by a Chief Executive Officer, or in the absence of a Chief Executive Officer, by a Senior Executive Officer, or in the absence of a Senior Executive Officer, by a chairman chosen at the meeting. A Corporate Secretary, or in the absence of a Corporate Secretary an Assistant Corporate Secretary, shall act as secretary of the meeting, but in the absence of a Corporate Secretary and any Assistant Corporate Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

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Section 2.8   Action by Directors Without a Meeting.   Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or of such committee, as the case may be, then in office consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.

Section 2.9   Compensation of Directors.   Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of directors.

ARTICLE III

Committees

Section 3.1   Committees.   The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors or in these bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters:  (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by law to be submitted to stockholders for approval, or (ii) adopting, amending or repealing these bylaws.

Section 3.2   Committee Rules.   Unless the Board of Directors otherwise provides, each committee designated by the Board may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article II of these bylaws.

ARTICLE IV

Officers; Employees

Section 4.1   Officers; Election or Appointment.   The Board of Directors shall take such action as may be necessary from time to time to ensure that the Corporation has such officers as are necessary, under Section 5.1 of these bylaws and the Delaware General Corporation Law as currently in effect or as the same may hereafter be amended, to enable it to sign stock certificates. In addition, the Board of Directors at any time and from time to time may elect (i) one or more Chairmen of the Board and/or one or more Vice Chairmen of the Board from among its members, (ii) one or more Chief Executive Officers, one or more Presidents, one or more Chief Financial Officers, one or more Chief Operating Officers, one or more Chief Administrative Officers and/or one or more Chief Technology Officers, (iii) one or more Vice Presidents, one or more Controllers, one or more Corporate Secretaries and/or (iv) one or more other officers, in the case of each of (i), (ii), (iii) and (iv) if and to the extent the Board deems desirable. The Board of Directors may give any officer such further designations or alternate titles as it considers desirable. In addition, the Board of Directors at any time and from time to time may authorize any officer

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of the Corporation to appoint one or more officers of the kind described in clauses (iii) and (iv) above. Any number of offices may be held by the same person and directors may hold any office unless the certificate of incorporation or these bylaws otherwise provide.

Section 4.2   Term of Office; Resignation; Removal; Vacancies.   Unless otherwise provided in the resolution of the Board of Directors electing or authorizing the appointment of any officer, each officer shall hold office until his or her successor is elected or appointed and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Board or to such person or persons as the Board may designate. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board may remove any officer with or without cause at any time. Any officer authorized by the Board to appoint a person to hold an office of the Corporation may also remove such person from such office with or without cause at any time, unless otherwise provided in the resolution of the Board providing such authorization. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election or appointment of an officer shall not of itself create contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board at any regular or special meeting or by an officer authorized by the Board to appoint a person to hold such office.

Section 4.3   Powers and Duties.   The officers of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in these bylaws or in a resolution of the Board of Directors which is not inconsistent with these bylaws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board. A Corporate Secretary or such other officer appointed to do so by the Board shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees in a book to be kept for that purpose. The Board may require any officer, agent or employee to give security for the faithful performance of his or her duties.

ARTICLE V

Stock

Section 5.1   Certificates; Uncertificated Shares.   The shares of stock in the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to any such shares represented by a certificate theretofore issued until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution or resolutions by the Board of Directors of the Corporation, every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate signed by or in the name of the Corporation by a Chairman or Vice Chairman of the Board or a President or Vice President, and by a Controller, Assistant Controller, Corporate Secretary or Assistant Corporate Secretary, representing the number of shares of stock in the Corporation owned by such holder. If such certificate is manually signed by one officer or manually countersigned by a transfer agent or by a registrar, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. Certificates representing shares of stock of the Corporation may bear such legends regarding restrictions on transfer or other matters as any officer or officers of the Corporation may determine to be appropriate and lawful.

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If the Corporation is authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise required by law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of such class or series of stock and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated shares of any class or series of stock, the Corporation shall send to the registered owner thereof a written notice containing the information required by law to be set forth or stated on certificates representing shares of such class or series or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of such class or series and the qualifications, limitations or restrictions of such preferences and/or rights.

Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

Section 5.2   Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates.   The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

ARTICLE VI

Miscellaneous

Section 6.1   Fiscal Year.   The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 6.2   Seal.   The Corporation may have a corporate seal which shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 6.3   Waiver of Notice of Meetings of Stockholders, Directors and Committees.   Whenever notice is required to be given by law or under any provision of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

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Section 6.4   Indemnification.   The Corporation shall indemnify to the full extent permitted by law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person or such person’s testator or intestate is or was a director or officer of the Corporation, is or was a director, officer, trustee, member, stockholder, partner, incorporator or liquidator of a Subsidiary of the Corporation, or serves or served at the request of the Corporation as a director, officer, trustee, member, stockholder, partner, incorporator or liquidator of or in any other capacity for any other enterprise. Expenses, including attorneys’ fees, incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon demand by such person and, if any such demand is made in advance of the final disposition of any such action, suit or proceeding, promptly upon receipt by the Corporation of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any person by this bylaw shall be enforceable against the Corporation by such person, who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer or in such other capacity as provided above. In addition, the rights provided to any person by this bylaw shall survive the termination of such person as any such director, officer, trustee, member, stockholder, partner, incorporator or liquidator and, insofar as such person served at the request of the Corporation as a director, officer, trustee, member, stockholder, partner, incorporator or liquidator of or in any other capacity for any other enterprise, shall survive the termination of such request as to service prior to termination of such request. No amendment of this bylaw shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

For purposes of this bylaw, the term “Corporation” shall include any predecessor of the Corporation and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger, except that GAP Archa Holdings, Inc. shall not be included in the definition of “Corporation”; the term “Subsidiary” shall mean any corporation, partnership, limited liability company or other entity in which the Corporation owns, directly or indirectly, a majority of the economic or voting ownership interest; the term “other enterprise” shall include any corporation, partnership, limited liability company, joint venture, trust, association or other unincorporated organization or other entity and any employee benefit plan; the term “officer,” when used with respect to the Corporation, shall refer to any officer elected by or appointed pursuant to authority granted by the Board of Directors of the Corporation pursuant to clauses (i), (ii), (iii) and (iv) of Section 4.1 of these bylaws, when used with respect to a Subsidiary or other enterprise that is a corporation, shall refer to any person elected or appointed pursuant to the bylaws of such Subsidiary or other enterprise or chosen in such manner as is prescribed by the bylaws of such Subsidiary or other enterprise or determined by the Board of Directors of such Subsidiary or other enterprise, and when used with respect to a Subsidiary or other enterprise that is not a corporation or is organized in a foreign jurisdiction, the term “officer” shall include in addition to any officer of such entity, any person serving in a similar capacity or as the manager of such entity; service “at the request of the Corporation” shall include service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to an employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation.

To the extent authorized from time to time by the Board of Directors, the Corporation may provide to (i) any one or more employees and agents of the Corporation, (ii) any one or more officers, employees and agents of any Subsidiary and (iii) any one or more directors, officers, employees and agents of any other enterprise, rights of indemnification and to receive payment or reimbursement of expenses, including attorneys’ fees, on such terms and conditions as the Board of Directors shall determine that are similar to

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the rights conferred in this Section 6.4 on directors and officers of the Corporation or any Subsidiary or other enterprise. Any such rights shall have the same force and effect as they would have if they were conferred in this Section 6.4.

Nothing in this Section 6.4 shall limit the power of the Corporation or the Board of Directors to provide rights of indemnification and to make payment and reimbursement of expenses, including attorneys’ fees, to directors, officers, employees, agents and other persons otherwise than pursuant to this Section 6.4.

Section 6.5   Interested Directors; Quorum.   No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, limited liability company, joint venture, trust, association or other unincorporated organization or other entity in which one or more of its directors or officers serve as directors, officers, trustees or in a similar capacity or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose, if:  (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

Section 6.6   Form of Records.   Unless otherwise required by applicable law, any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

Section 6.7   Laws and Regulations; Close of Business.   (a)  For purposes of these bylaws, any reference to a statute, rule or regulation of any governmental body means such statute, rule or regulation (including any successor thereto) as the same may be amended from time to time.

(b)   Any reference in these bylaws to the close of business on any day shall be deemed to mean 5:00 P.M. New York time on such day, whether or not such day is a business day.

Section 6.8   Amendment of Bylaws; Status of the FSA; OTP Holders.   (a)  These bylaws may be amended, modified or repealed, and new bylaws may be adopted at any time, by the Board of Directors. Stockholders of the Corporation may adopt additional bylaws and amend, modify or repeal any bylaw whether or not adopted by them.

(b)   Notwithstanding paragraph (a) of this Section 6.8, [for so long as ArcaEx remains a Facility of PCX and PCX Equities and the FSA remains in full force and effect,] before any amendment to these bylaws shall be effective, such amendment shall be submitted to the Board of Directors of the Pacific Exchange, Inc. (“PCX”) and if such Board shall determine that the same is required, under Section 19 of the Exchange Act and the rules promulgated thereunder, to be filed with, or filed with and approved by, the Securities and Exchange Commission before such amendment may be effective under Section 19 of the

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Exchange Act and the rules promulgated thereunder, then such amendment shall not be effective until filed with, or filed with and approved by, the Securities and Exchange Commission, as the case may be.

(c)   The Corporation shall not take any action, and shall not permit any of its Subsidiaries to take any action, that (i) causes Archipelago Exchange, L.L.C. (“ArcaEx”) to cease to be a Facility (as defined in the certificate of incorporation) of PCX and PCX Equities, Inc. (“PCX Equities”) or (ii) causes the Amended and Restated Facility Services Agreement, dated as of March 22, 2002, among Archipelago Holdings, L.L.C., PCX and PCX Equities, as it may be amended from time to time (“FSA”) to cease to be in full force and effect, unless each of paragraphs (C)(3)(y), (D)(2), (D)(2)(a) and (H)(3) of Article FOURTH, the third paragraph of Article EIGHTH, the penultimate paragraph of Article TENTH, Article THIRTEENTH, Article FOURTEENTH, Article FIFTEENTH, Article SIXTEENTH, Article SEVENTEENTH and Article NINETEENTH of the certificate of incorporation is amended pursuant to the terms thereof, these bylaws and applicable law, to provide that the provisions of the certificate of incorporation set forth in this paragraph shall remain in full force and effect whether or not ArcaEx remains a Facility of PCX and PCX Equities or the FSA is in full force and effect. For the avoidance of doubt, the term “Subsidiary” shall include, without limitation, PCX Holdings, Inc., PCX, PCX Equities and ArcaEx.

(d)         The Board of Directors of the Corporation shall not (i) adopt any resolution pursuant to paragraph (C)(2)(y) of Article FOURTH of the certificate of incorporation to approve the exercise of voting rights in excess of the Voting Limitation (as defined in the certificate of incorporation) with respect to any Person (as defined in the certificate of incorporation) that is, or a Person that has a Related Person (as defined below) that is, an OTP Holder or OTP Firm (as defined in PCX rules, as such rules may be in effect from time to time) of PCX (any such Person that is a Related Person of an OTP Holder shall hereinafter also be deemed to be an “OTP Holder” for purposes of these bylaws and any such Person that is a Related Person of an OTP Firm shall hereinafter also be deemed to be an “OTP Firm” for purposes of these bylaws, as context may require); (ii) adopt any resolution pursuant to paragraph (C)(2)(y) of Article FOURTH of the certificate of incorporation to approve any waiver of the Nonvoting Agreement Prohibition (as defined in the certificate of incorporation) with respect to any agreement, plan or other arrangement to which an OTP Holder or OTP Firm is a party that relates to shares of stock of the Corporation entitled to vote on any matter; and (iii) adopt any resolution pursuant to paragraph (D)(1)(a) of Article FOURTH of the certificate of incorporation that would expressly permit any OTP Holder or OTP Firm, either alone or with its related Persons, at any time, to own beneficially shares of stock of the Corporation representing in the aggregate more than 40% of the then outstanding votes entitled to be cast on any matter. For purposes of this Section 6.8(d), the term “Related Person” shall have the meaning set forth in the certificate of incorporation, and shall also include (A) in the case of a Person that is a natural person, any broker or dealer that is an OTP Holder or OTP Firm with which such natural person is associated and (B) in the case of a Person that is an OTP Holder or OTP Firm, any broker or dealer with which such OTP Holder or OTP Firm is associated.

(e)   (i) In addition to the requirements of Article FOURTEENTH of the certificate of incorporation, the Corporation’s books and records shall be subject at all times to inspection and copying by PCX and PCX Equities to the extent such books and records are related to the operation and administration of PCX or PCX Equities; (ii) in addition to the requirements of Article SEVENTEENTH of the certificate of incorporation, the Corporation shall take reasonable steps necessary to cause its agents to cooperate with PCX and PCX Equities pursuant to their regulatory authority with respect to such agents’ activities related to PCX or PCX Equities; (iii) in addition to the requirements of Article EIGHTEENTH of the certificate of incorporation, the Corporation shall take reasonable steps necessary to cause its officers, directors and employees prior to accepting a position as an officer, director or employee, as applicable, of the Corporation to consent in writing to the applicability to them of Article TENTH, Article THIRTEENTH and Article FIFTEENTH of the certificate of incorporation, as applicable, with respect to their activities

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related to PCX or PCX Equities; and (iv) in addition to the requirements of Article THIRTEENTH of the certificate of incorporation, the Corporation, its directors and officers, and those of its employees whose principal place of business and residence is outside the United States shall be deemed to irrevocably submit to the exclusive jurisdiction of the United States federal courts, the Securities and Exchange Commission, and PCX for the purposes of any suit, action or proceeding pursuant to the United States federal securities laws, and the rules and regulations thereunder, arising out of, or relating to, the activities of PCX or PCX Equities, and the Corporation and each such director, officer or employee, in the case of any such director, officer or employee by virtue of his acceptance of any such position, shall be deemed to waive, and agree not to assert by way of motion, as a defense or otherwise in any suit, action or proceeding, any claims that it or they are not personally subject to the jurisdiction of the Securities and Exchange Commission, that the suit, action or proceeding is an inconvenient forum or that the venue of the suit, action or proceeding is improper, or that the subject matter thereof may not be enforced in or by such courts or agency.

(f)    To further the purposes of paragraph (F) of Article FOURTH of the certificate of incorporation, the Board of Directors of the Corporation shall cause the Corporation to call promptly shares of stock of the Corporation pursuant to paragraph (D) or (E) of Article FOURTH of the certificate of incorporation, and notice of such call shall be given promptly.

(g)   Sections 6.8(c), (d), (e) and (f) and this Section 6.8(g) of these bylaws may not be amended, modified or repealed unless such amendment, modification or repeal is (i) filed with and approved by the Securities and Exchange Commission pursuant to Section 19 of the Exchange Act or (ii) approved by stockholders voting not less than 80% of the then outstanding votes entitled to be cast in favor of any such amendment, modification, or repeal.

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